UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑21374
PIMCO Income Strategy Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: December 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Semiannual Report

December 31, 2022

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Letter from the Chair of the Board & President

Dear Shareholder,
2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed‑End Funds Semiannual Report, which covers the six‑month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.
For the six‑month reporting period ended December 31, 2022
The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID‑19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was ‑0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.
The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.
Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID‑19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).
Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID‑19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10‑year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10‑year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.
During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10‑year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned ‑1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.
Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned 2.31%.

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Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned ‑0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID‑19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned ‑2.11%, +0.78%, and ‑3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed‑End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33‑PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.
Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.
A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).
A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.
The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index.
Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a

4	PIMCO CLOSED-END FUNDS

leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.
Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, a Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.
The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Note 6, Financial Derivative Instruments and Note 7, Principal and Other Risks, in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).
A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
In addition, because the fees received by PIMCO are based on the average weekly total managed assets (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus any accrued liabilities (other than liabilities representing leverage) of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, and on the average daily NAV (including daily net assets attributable to any preferred shares that may be outstanding) of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, PIMCO has a financial incentive for a Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders of a Fund, on the other hand.
There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.
Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.
The geographical classification of foreign (non‑U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID‑19. The outbreak of COVID‑19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID‑19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID‑19 and governmental responses to COVID‑19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed‑end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed

6	PIMCO CLOSED-END FUNDS

securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset- backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage- related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher- rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non‑U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

Important Information About the Funds	(Cont.)

credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.
As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, its service providers, trading counterparties or the issuers in which a Fund invests.
The Funds may be subject to various risks. A description of certain of these risks is available in the Notes to Financial Statements of this report.
On each applicable Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.
The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified
An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.
The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.
The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a

8	PIMCO CLOSED-END FUNDS

Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)‑6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33‑PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The Funds file portfolio holdings information with the SEC on Form N‑PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33‑PIMCO.
SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.
In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed‑end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed‑end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed‑end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.
In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.
In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.
In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.
In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

Important Information About the Funds	(Cont.)

the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.
In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE ‑ PTY

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	37.3%

Loan Participations and Assignments	31.9%

Non‑Agency Mortgage-Backed Securities	7.3%

Asset-Backed Securities	6.8%

Short-Term Instruments	6.2%

Common Stocks	2.6%

Preferred Securities	1.9%

Sovereign Issues	1.8%

U.S. Government Agencies	1.2%

Warrants	1.2%

Municipal Bonds & Notes	1.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2022)(1)

Market Price	$12.01

NAV	$10.92

Premium/(Discount) to NAV	9.98%

Market Price Distribution Rate(2)	11.87%

NAV Distribution Rate(2)	13.05%

Total Effective Leverage(3)	38.68%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	3.06%	(17.97)%	3.83%	7.04%	11.40%
NAV	5.21%	(12.32)%	5.54%	9.08%	12.24%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Interest rate positioning, most notably short exposure at the 30-year portion of the curve, contributed to absolute performance as rates rose.

»	Exposure to U.S. residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

»	Security selection within municipal bonds detracted from performance as select municipal securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE ‑ PCN

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	36.3%

Loan Participations and Assignments	26.0%

Asset-Backed Securities	9.3%

Short-Term Instruments	9.0%

Non‑Agency Mortgage-Backed Securities	6.8%

Common Stocks	3.3%

Preferred Securities	2.3%

U.S. Government Agencies	1.7%

Sovereign Issues	1.6%

Warrants	1.5%

Municipal Bonds & Notes	1.3%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$11.85

NAV	$11.25

Premium/(Discount) to NAV	5.33%

Market Price Distribution Rate(2)	11.39%

NAV Distribution Rate(2)	12.00%

Total Effective Leverage(3)	30.07%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	0.30%	(22.23)%	1.65%	6.27%	9.72%
NAV	4.15%	(11.47)%	4.39%	7.51%	10.37%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Exposure to U.S. residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Security selection within municipal bonds detracted from performance as a select taxable municipal security posted negative returns.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

12	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE ‑ PHK

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	34.5%

Loan Participations and Assignments	22.3%

Short-Term Instruments	12.2%

Non‑Agency Mortgage-Backed Securities	6.9%

Asset-Backed Securities	6.4%

Municipal Bonds & Notes	4.5%

Preferred Securities	4.3%

Common Stocks	3.7%

U.S. Government Agencies	1.8%

Warrants	1.3%

Sovereign Issues	1.1%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$4.73

NAV	$4.64

Premium/(Discount) to NAV	1.94%

Market Price Distribution Rate(2)	12.18%

NAV Distribution Rate(2)	12.41%

Total Effective Leverage(3)	28.18%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(2.81)%	(13.84)%	1.95%	4.24%	7.19%
NAV	4.27%	(10.44)%	4.82%	9.30%	10.17%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Interest rate positioning, most notably short exposure at the 30-year portion of the curve, contributed to absolute performance as rates rose.

»	Security selection within municipal bonds detracted from performance as select municipal securities posted negative returns.

»	Exposure to U.S. residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Security selection within bank loans detracted from absolute performance as select securities posted negative returns.

»	Exposure to bank capital detracted from absolute performance as the sector posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

PIMCO Income Strategy Fund

Symbol on NYSE ‑ PFL

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	36.1%

Loan Participations and Assignments	26.0%

Short-Term Instruments	17.5%

Asset-Backed Securities	5.2%

Non‑Agency Mortgage-Backed Securities	4.6%

Common Stocks	3.2%

Preferred Securities	1.6%

U.S. Government Agencies	1.4%

Warrants	1.3%

Sovereign Issues	1.2%

Municipal Bonds & Notes	1.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$8.11

NAV	$8.04

Premium/(Discount) to NAV	0.87%

Market Price Distribution Rate(2)	12.04%

NAV Distribution Rate(2)	12.15%

Total Effective Leverage(3)	33.23%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	(4.36)%	(17.47)%	2.86%	5.63%	5.85%
NAV	1.66%	(13.61)%	3.43%	6.13%	6.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Exposure to U.S. residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Security selection within bank loans detracted from absolute performance as the securities posted negative returns.

»	Exposure to bank capital detracted from absolute performance as the sector posted negative returns.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE ‑ PFN

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	36.0%

Loan Participations and Assignments	24.7%

Short-Term Instruments	14.5%

Non‑Agency Mortgage-Backed Securities	7.5%

Asset-Backed Securities	5.4%

Common Stocks	3.5%

Preferred Securities	2.0%

Warrants	1.5%

U.S. Government Agencies	1.4%

Municipal Bonds & Notes	1.4%

Sovereign Issues	1.2%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$7.07

NAV	$7.09

Premium/(Discount) to NAV	(0.28)%

Market Price Distribution Rate(2)	12.19%

NAV Distribution Rate(2)	12.15%

Total Effective Leverage(3)	31.22%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	(5.33)%	(17.31)%	2.54%	5.87%	5.04%
NAV	1.93%	(13.66)%	3.13%	6.41%	5.36%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Security selection within municipal bonds detracted from performance as municipal securities posted negative returns.

»	Exposure to U.S. residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Security selection within bank loans detracted from absolute performance as the securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

Financial Highlights

			Investment Operations		Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

07/01/2022 - 12/31/2022+	$11.21		$0.68	$(0.15)	$(0.05)	$0.00	$0.48	$(0.86)	$0.00	$0.00	$(0.86)

08/01/2021 ‑ 06/30/2022(i)	14.40		1.21	(3.22)	(0.01)	0.00	(2.02)	(1.32)	0.00	0.00	(1.32	)(j)

07/31/2021	12.44		1.32	1.78	0.00	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06	(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

PIMCO Corporate & Income Strategy Fund

07/01/2022 - 12/31/2022+	$11.60		$0.61	$(0.17)	$(0.01)	$0.00	$0.43	$(0.83)	$0.00	$0.00	$(0.83)

08/01/2021 ‑ 06/30/2022(i)	14.54		1.11	(2.93)	0.00	0.00	(1.82)	(1.24)	0.00	0.00	(1.24	)(j)

07/31/2021	12.76		1.24	1.77	0.00	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70	(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

PIMCO High Income Fund

07/01/2022 - 12/31/2022+	$4.72		$0.25	$(0.04)	$(0.01)	$0.00	$0.20	$(0.29)	$0.00	$0.00	$(0.29)

08/01/2021 ‑ 06/30/2022(i)	5.92		0.47	(1.14)	0.00	0.00	(0.67)	(0.53)	0.00	0.00	(0.53	)(j)

07/31/2021	5.01		0.56	0.93	0.00	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(h)	0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71	(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

PIMCO Income Strategy Fund

07/01/2022 - 12/31/2022+	$8.39		$0.43	$(0.27)	$(0.04)	$0.00	$0.12	$(0.49)	$0.00	$0.00	$(0.49)

08/01/2021 ‑ 06/30/2022(i)	10.66		0.75	(2.11)	(0.02)	0.00	(1.38)	(0.90)	0.00	0.00	(0.90	)(j)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31	(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

07/01/2022 - 12/31/2022+	$7.38		$0.38	$(0.21)	$(0.03)	$0.00	$0.14	$(0.43)	$0.00	$0.00	$(0.43)

08/01/2021 ‑ 06/30/2022(i)	9.42		0.67	(1.90)	(0.02)	0.00	(1.25)	(0.80)	0.00	0.00	(0.80	)(j)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	`0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10	(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets Applicable to Common Shareholders(f)
Increase resulting from Common Share offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS(c)	Net Asset Value End of Year or Period(a)		Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expense(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.10	$0.00	$0.00	$10.93		$12.01	3.06%	$1,423,827	2.16	%*	2.16	%*	0.77	%*	0.77	%*	11.95	%*	19%

0.15	0.00	0.00	11.21		12.51	(33.71)	1,361,439	1.13	*	1.13	*	0.77	*	0.77	*	9.86		58

0.42	(0.00)	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

0.47	0.00	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

0.15	0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

0.12	0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

0.10	0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

$0.06	$0.00	$0.00	$11.26		$11.85	0.30%	$521,650	2.35	%*	2.35	%*	0.87	%*	0.87	%*	10.40	%*	17%

0.12	0.00	0.00	11.60		12.65	(27.59)	509,542	1.22	*	1.22	*	0.88	*	0.88	*	8.89	*	47

0.12	(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

N/A	N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

N/A	N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

N/A	N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

N/A	N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

$0.01	$0.00	$0.00	$4.64		$4.73	(2.81)%	$647,071	2.54	%*	2.54	%*	0.84	%*	0.84	%*	10.26	%*	16%

0.00	0.00	0.00	4.72		5.17	(18.39)	640,448	1.18	*	1.18	*	0.86	*	0.86	*	9.30	*	37

N/A	N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

N/A	N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

N/A	N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

N/A	N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

N/A	N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

$0.02	$0.00	$0.00	$8.04		$8.11	(4.36)%	$296,426	2.68	%*	2.68	%*	1.29	%*	1.29	%*	10.21	%*	20%

0.01	0.00	0.00	8.39		8.99	(21.16)	297,796	1.64	*	1.64	*	1.37	*	1.37	*	8.31	*	47

0.07	0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

0.09	(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

0.06	0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

N/A	N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

N/A	N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

$0.01	$0.00	$0.00	$7.10		$7.07	(5.33)%	$575,456	2.45	%*	2.45	%*	1.23	%*	1.23	%*	10.24	%*	18%

0.01	0.00	0.00	7.38		7.92	(21.31)	581,955	1.54	*	1.54	*	1.29	*	1.29	*	8.32	*	45

0.04	0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

0.07	(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

0.04	0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

N/A	N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

N/A	N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Corporate & Income Opportunity Fund
07/1/2022 ‑ 12/31/2022+	$212,650,000	$192,163	$25,000	N/A
08/01/2021 - 06/30/2022(i)	212,650,000	184,988	25,000	N/A
07/31/2021	212,650,000	218,218	25,000	N/A
07/31/2020	212,650,000	171,815	25,000	N/A
07/31/2019	212,650,000	176,730	25,000	N/A
07/31/2018	237,950,000	153,072	25,000	N/A
07/31/2017	237,950,000	144,819	25,000	N/A

PIMCO Corporate & Income Strategy Fund
07/1/2022 ‑ 12/31/2022+	$23,525,000	$578,738	$25,000	N/A
08/01/2021 - 06/30/2022(i)	23,525,000	566,333	25,000	N/A
07/31/2021	23,525,000	668,805	25,000	N/A
07/31/2020	23,525,000	566,423	25,000	N/A
07/31/2019	23,525,000	653,838	25,000	N/A
07/31/2018	55,525,000	289,023	25,000	N/A
07/31/2017	55,525,000	294,755	25,000	N/A

PIMCO High Income Fund
07/1/2022 ‑ 12/31/2022+	$58,050,000	$303,363	$25,000	N/A
08/01/2021 - 06/30/2022(i)	58,050,000	300,723	25,000	N/A
07/31/2021	58,050,000	366,413	25,000	N/A
07/31/2020	58,050,000	311,018	25,000	N/A
07/31/2019	58,050,000	384,900	25,000	N/A
07/31/2018	101,975,000	232,587	25,000	N/A
07/31/2017	101,975,000	241,894	25,000	N/A

PIMCO Income Strategy Fund
07/1/2022 ‑ 12/31/2022+	$45,200,000	$188,753	$25,000	N/A
08/01/2021 - 06/30/2022(i)	45,200,000	189,645	25,000	N/A
07/31/2021	45,200,000	227,165	25,000	N/A
07/31/2020	45,200,000	188,225	25,000	N/A
07/31/2019	45,200,000	193,873	25,000	N/A
07/31/2018	51,275,000	163,725	25,000	N/A
07/31/2017	51,275,000	168,552	25,000	N/A

PIMCO Income Strategy Fund II
07/1/2022 ‑ 12/31/2022+	$87,425,000	$189,330	$25,000	N/A
08/01/2021 - 06/30/2022(i)	87,425,000	191,350	25,000	N/A
07/31/2021	87,425,000	231,880	25,000	N/A
07/31/2020	87,425,000	198,210	25,000	N/A
07/31/2019	87,425,000	205,928	25,000	N/A
07/31/2018	92,450,000	187,429	25,000	N/A
07/31/2017	92,450,000	190,527	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
(i)	Fiscal year end changed from July 31st to June 30th.
(j)
Total distributions for the period ended June 30, 2022 may be lower than prior fiscal years due to fiscal year end change resulting in a reduction of the amount of days in the period ended June 30, 2022.

[1]
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

[2]
“Involuntary Liquidating Preference” means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]
The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

Statements of Assets and Liabilities	December 31, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$2,029,050	$690,522	$846,141	$420,231	$789,643
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,110	813	2,048	437	880
Over the counter	2,484	181	100	69	168
Cash	0	0	0	15	24
Deposits with counterparty	75,901	25,617	25,940	14,505	25,583
Foreign currency, at value	6,875	1,816	1,315	1,257	3,663
Receivable for investments sold	97,729	19,762	18,035	1,864	8,705
Receivable for TBA investments sold	0	0	89	0	0
Receivable for Fund shares sold	1,198	677	0	0	0
Interest and/or dividends receivable	36,642	13,261	14,516	6,855	13,042
Other assets	2,555	1,691	2,605	1,074	1,501
Total Assets	2,254,544	754,340	910,789	446,307	843,209

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$460,193	$175,886	$179,422	$88,008	$144,098
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,559	658	1,602	468	900
Over the counter	9,460	1,252	1,745	831	1,697
Payable for investments purchased	94,087	18,180	7,966	7,358	20,129
Payable for TBA investments purchased	0	0	176	0	0
Payable for unfunded loan commitments	17,963	1,252	1,604	2,825	1,512
Deposits from counterparty	17,529	6,252	5,618	1,801	5,411
Distributions payable to common shareholders	15,328	5,178	6,693	3,000	5,819
Distributions payable to auction rate preferred shareholders	292	26	64	55	121
Overdraft due to custodian	612	79	291	0	0
Accrued management fees	966	402	487	335	607
Accrued taxes payable	78	0	0	0	34
Total Liabilities	618,067	209,165	205,668	104,681	180,328

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,423,827	$521,650	$647,071	$296,426	$575,456

Net Assets Applicable to Common Shareholders Consist of:

Par value ^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,946,786	690,196	1,004,655	402,602	799,619
Distributable earnings (accumulated loss)	(522,960)	(168,546)	(357,585)	(106,176)	(224,164)

Net Assets Applicable to Common Shareholders	$1,423,827	$521,650	$647,071	$296,426	$575,456

Net Asset Value Per Common Share(a)	$10.93	$11.26	$4.64	$8.04	$7.10

Common Shares Outstanding	130,294	46,319	139,463	36,849	81,045

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$2,433,056	$822,616	$1,046,627	$503,877	$949,134
Cost of foreign currency held	$6,856	$1,877	$1,512	$1,293	$3,725
Cost or premiums of financial derivative instruments, net	$(62,126)	$(9,603)	$54,492	$(2,170)	$2,491

* Includes repurchase agreements of:	$112,093	$59,330	$98,910	$62,195	$96,917

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$100,406	$33,645	$41,703	$19,541	$37,304
Dividends	691	258	698	173	307
Total Income	101,097	33,903	42,401	19,714	37,611

Expenses:

Management fees	5,361	2,252	2,741	1,925	3,544
Trustee fees and related expenses	13	2	2	1	2
Interest expense	9,973	3,941	5,643	2,127	3,623
Auction agent fees and commissions	104	9	24	20	48
Auction rate preferred shares related expenses	1	22	13	14	29
Miscellaneous expense	12	9	10	4	7
Total Expenses	15,464	6,235	8,433	4,091	7,253

Net Investment Income (Loss)	85,633	27,668	33,968	15,623	30,358

Net Realized Gain (Loss):

Investments in securities	(3,149)	8,502	33,542	2,208	5,227
Exchange-traded or centrally cleared financial derivative instruments	41,964	29,867	38,713	2,527	5,503
Over the counter financial derivative instruments	(8,223)	2,171	3,400	2,674	4,025
Foreign currency	(2,760)	(1,773)	(150)	(214)	(384)

Net Realized Gain (Loss)	27,832	38,767	75,505	7,195	14,371

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(23,367)	(19,216)	(46,703)	(13,948)	(23,157)
Exchange-traded or centrally cleared financial derivative instruments	(15,838)	(21,882)	(28,175)	68	(1,968)
Over the counter financial derivative instruments	(1,012)	(2,623)	(4,137)	(2,257)	(3,992)
Short sales	(11)	0	0	0	0
Foreign currency assets and liabilities	(8,684)	(3,164)	(2,179)	(926)	(1,629)

Net Change in Unrealized Appreciation (Depreciation)	(48,912)	(46,885)	(81,194)	(17,063)	(30,746)

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,553	$19,550	$28,279	$5,755	$13,983

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(6,170)	$(547)	$(1,347)	$(1,292)	$(2,497)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$58,383	$19,003	$26,932	$4,463	$11,486

* Foreign tax withholdings - Interest	$76	$27	$36	$18	$35

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund			PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Six Months Ended December 31, 2022 (Unaudited)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$85,633	$142,611	$143,594	$27,668	$47,576	$50,459
Net realized gain (loss)	27,832	127,805	(30,612)	38,767	55,173	(25,010)
Net change in unrealized appreciation (depreciation)	(48,912)	(516,355)	217,812	(46,885)	(183,070)	95,304

Net Increase (Decrease) in Net Assets Resulting from Operations	64,553	(245,939)	330,794	19,550	(80,321)	120,753
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(6,170)	(997)	(318)	(547)	(87)	(27)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	58,383	(246,936)	330,476	19,003	(80,408)	120,726

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(108,869)	(154,695)	(133,020)	(37,341)	(52,821)	(54,756)
Tax basis return of capital	0	0	(36,889)	0	0	0

Total Distributions to Common Shareholders(b)	(108,869)	(154,695)	(169,909)	(37,341)	(52,821)	(54,756)

Common Share Transactions*:

Net proceeds from at‑the‑market offering	98,900	99,728	213,794	26,348	31,500	25,618
Net at‑the‑market offering costs	0	102	88	0	149	(46)
Issued as reinvestment of distributions	13,974	19,702	20,252	4,098	5,292	4,800

Total increase (decrease) resulting from common share transactions	112,874	119,532	234,134	30,446	36,941	30,372

Total increase (decrease) in net assets applicable to common shareholders	62,388	(282,099)	394,701	12,108	(96,288)	96,342

Net Assets Applicable to Common Shareholders:

Beginning of year or period	1,361,439	1,643,538	1,248,837	509,542	605,830	509,488
End of year or period	$1,423,827	$1,361,439	$1,643,538	$521,650	$509,542	$605,830

* Common Share Transactions:

Shares sold	7,677	6,129	12,480	2,038	1,932	1,454
Shares issued as reinvestment of distributions	1,149	1,229	1,205	339	333	297

Net increase (decrease) in common shares outstanding	8,826	7,358	13,685	2,377	2,265	1,751

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from July 31st to June 30th.
(b)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund			PIMCO Income Strategy Fund			PIMCO Income Strategy Fund II

Six Months Ended December 31, 2022 (Unaudited)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Six Months Ended December 31, 2022 (Unaudited)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Six Months Ended December 31, 2022 (Unaudited)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

$33,968	$63,684	$74,602	$15,623	$26,309	$29,956	$30,358	$52,001	$58,329
75,505	104,357	(26,302)	7,195	22,077	(12,033)	14,371	77,080	(26,509)
(81,194)	(258,669)	149,376	(17,063)	(96,771)	55,184	(30,746)	(226,310)	102,442

28,279	(90,628)	197,676	5,755	(48,385)	73,107	13,983	(97,229)	134,262

(1,347)	(217)	(69)	(1,292)	(726)	(718)	(2,497)	(1,396)	(1,388)

26,932	(90,845)	197,607	4,463	(49,111)	72,389	11,486	(98,625)	132,874

(39,642)	(71,078)	(57,461)	(17,766)	(31,501)	(27,617)	(34,497)	(62,269)	(55,505)
0	0	(19,329)	0	0	(8,099)	0	0	(15,939)

(39,642)	(71,078)	(76,790)	(17,766)	(31,501)	(35,716)	(34,497)	(62,269)	(71,444)

14,912	1,990	0	10,184	9,688	30,494	12,888	12,114	48,744
0	0	0	0	13	60	0	38	63
4,421	7,608	7,812	1,749	3,127	3,186	3,624	7,080	7,529

19,333	9,598	7,812	11,933	12,828	33,740	16,512	19,232	56,336

6,623	(152,325)	128,629	(1,370)	(67,784)	70,413	(6,499)	(141,662)	117,766

640,448	792,773	664,144	297,796	365,580	295,167	581,955	723,617	605,851
$647,071	$640,448	$792,773	$296,426	$297,796	$365,580	$575,456	$581,955	$723,617

2,982	345	0	1,134	925	2,766	1,664	1,259	4,997
926	1,306	1,349	208	301	297	492	774	800

3,908	1,651	1,349	1,342	1,226	3,063	2,156	2,033	5,797

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

Statements of Cash Flows

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$64,553	$19,550	$28,279	$5,755	$13,983

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(404,798)	(117,673)	(134,966)	(71,858)	(128,994)
Proceeds from sales of long-term securities	622,551	213,850	259,249	102,729	199,933
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,368	(24,842)	(61,354)	(42,099)	(54,190)
(Increase) decrease in deposits with counterparty	23,116	15,961	9,817	5,198	8,640
(Increase) decrease in receivable for investments sold	(12,921)	7,348	1,075	7,413	13,768
(Increase) decrease in interest and/or dividends receivable	(2,785)	(2,044)	(1,247)	(775)	(1,409)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	23,706	7,036	8,947	2,561	3,659
Proceeds from (Payments on) over the counter financial derivative instruments	(7,318)	2,171	3,400	2,674	3,991
(Increase) decrease in other assets	(1,851)	(1,056)	(2,592)	(538)	(1,117)
Increase (decrease) in payable for investments purchased	2,311	(8,588)	(23,408)	(7,367)	(7,528)
Increase (decrease) in payable for unfunded loan commitments	(10,544)	(3,348)	(4,501)	(2,314)	(4,040)
Increase (decrease) in deposits from counterparty	9,654	900	2,865	109	2,689
Increase (decrease) in accrued management fees	84	32	32	8	1
Proceeds from (Payments on) short sales transactions, net	(392)	0	0	0	0
Proceeds from (Payments on) foreign currency transactions	(3,275)	(1,822)	(291)	(231)	(416)
Increase (decrease) in other liabilities	(160)	(65)	(57)	(35)	(53)
Net Realized (Gain) Loss
Investments in securities	3,149	(8,502)	(33,542)	(2,208)	(5,227)
Exchange-traded or centrally cleared financial derivative instruments	(41,964)	(29,867)	(38,713)	(2,527)	(5,503)
Over the counter financial derivative instruments	8,223	(2,171)	(3,400)	(2,674)	(4,025)
Foreign currency	2,760	1,773	150	214	384
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	23,367	19,216	46,703	13,948	23,157
Exchange-traded or centrally cleared financial derivative instruments	15,838	21,882	28,175	(68)	1,968
Over the counter financial derivative instruments	1,012	2,623	4,137	2,257	3,992
Short sales	11	0	0	0	0
Foreign currency assets and liabilities	8,684	3,164	2,179	926	1,629
Net amortization (accretion) on investments	(12,116)	(3,466)	(5,006)	(1,982)	(3,947)

Net Cash Provided by (Used for) Operating Activities	312,263	112,062	85,931	9,116	61,345

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at‑the‑market offering	97,702	25,671	14,912	10,683	13,337
Increase (decrease) in overdraft due to custodian	612	79	291	0	0
Cash distributions paid to common shareholders*	(93,976)	(32,999)	(35,034)	(15,903)	(30,714)
Cash distributions paid to auction rate preferred shareholders	(5,969)	(528)	(1,303)	(1,255)	(2,410)
Proceeds from reverse repurchase agreements	1,736,517	661,350	609,884	231,160	461,723
Payments on reverse repurchase agreements	(2,050,196)	(765,936)	(675,905)	(233,825)	(502,474)

Net Cash Received from (Used for) Financing Activities	(315,310)	(112,363)	(87,155)	(9,140)	(60,538)

Net Increase (Decrease) in Cash and Foreign Currency	(3,047)	(301)	(1,224)	(24)	807

Cash and Foreign Currency:

Beginning of period	9,922	2,117	2,539	1,296	2,880
End of period	$6,875	$1,816	$1,315	$1,272	$3,687

* Reinvestment of distributions to common shareholders	$13,974	$4,098	$4,421	$1,749	$3,624

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$7,288	$2,792	$4,582	$1,579	$2,715
Non Cash Payment in Kind	$6,674	$2,128	$5,111	$1,181	$2,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 45.5%

Altar Bidco, Inc.
10.512% due 02/01/2030		$3,450	$2,961

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		12,003	11,971

AmSurg LLC
TBD% due 04/29/2027 µ		3,446	3,373

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		39,237	35,552

Arches Buyer, Inc.
7.634% (LIBOR01M + 3.250%) due 12/06/2027 ~		2,270	2,108

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	23,575	24,325
7.384% (LIBOR01M + 3.000%) due 06/30/2025 ~		$1,777	1,709

Casino Guichard-Perrachon SA
5.340% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	5,600	5,101

Cengage Learning, Inc.
7.814% (LIBOR06M + 4.750%) due 07/14/2026 ~		$3,095	2,791

Comexposium
4.969% (EUR001Y + 4.000%) due 03/28/2026 ~	EUR	24,800	22,255

Coty, Inc.
4.019% (EUR001M + 2.500%) due 04/07/2025 ~		6,045	6,257

Diamond Sports Group LLC
12.317% due 05/25/2026		$30,952	29,411

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		23,091	22,531

Encina Private Credit LLC
TBD% - 8.684% (LIBOR01M + 4.366%) due 11/30/2025 «~µ		27,444	26,855

Endure Digital, Inc.
7.717% (LIBOR01M + 3.500%) due 02/10/2028 ~		7,000	6,318

Envision Healthcare Corp.
12.119% due 04/29/2027		18,954	18,551
15.744% due 04/28/2028		44,402	36,335

Forbes Energy Services LLC
7.000% due 06/30/2023 «		935	0
11.000% due 06/30/2023 «		13	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		15,435	15,242
12.565% due 10/18/2027	CAD	9,245	6,743

GIP Blue Holding LP
9.230% (LIBOR03M + 4.500%) due 09/29/2028 ~		$1	1

Hudson River Trading LLC
7.438% due 03/20/2028		4,752	4,505

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		8,809	8,522

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		189	123

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		2,116	1,136

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		15,741	13,518

Naked Juice LLC
10.680% due 01/24/2030		2,200	1,778

Nuuday AS
TBD% due 12/31/2027	EUR	6,600	6,579

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~		15,800	14,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~	EUR	24,591	$22,638
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		8,037	7,528

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$18,985	15,805
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		9,950	8,283

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		21,124	14,726

RegionalCare Hospital Partners Holdings, Inc.
8.165% (LIBOR03M + 3.750%) due 11/16/2025 ~		2,279	2,154

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		5,135	2,439

Sigma Bidco BV
3.738% (EUR006M + 3.500%) due 07/02/2025 ~	EUR	23,000	21,450

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)		57,140	39,350

Sunshine Luxembourg SARL
8.480% (LIBOR03M + 3.750%) due 10/01/2026 ~		$486	467

Surgery Center Holdings, Inc.
8.050% (LIBOR03M + 3.750%) due 08/31/2026 ~		5,522	5,466

Syniverse Holdings, Inc.
11.580% due 05/13/2027		41,969	36,827

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		32,653	28,082
9.573% due 03/02/2027		7,080	5,357

Telemar Norte Leste SA
TBD% due 02/26/2035 «		34,951	12,233

TransDigm, Inc.
6.980% (LIBOR03M + 2.250%) due 05/30/2025 ~		27	27
7.830% due 02/22/2027		11,505	11,480

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		34,695	19,581
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		18,412	10,391

Uber Technologies, Inc.
8.235% (LIBOR03M + 3.500%) due 02/25/2027 ~		1,385	1,385

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		31,177	22,152

Viad Corp.
9.384% (LIBOR01M + 5.000%) due 07/30/2028 ~		4,444	4,215

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		4,243	3,299

Windstream Services LLC
8.423% due 02/28/2027 «		14,910	14,224
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		7,488	6,811

Total Loan Participations and Assignments (Cost $739,658)			647,493

CORPORATE BONDS & NOTES 53.2%

BANKING & FINANCE 14.3%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	400	299

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		$3,550	3,701

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (l)		2,060	1,651

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$14,000	$10,533

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	500	460
2.625% due 04/28/2025		19,170	18,621
3.625% due 09/24/2024		9,609	9,789
5.375% due 01/18/2028 •		8,500	7,357
8.000% due 01/22/2030 •		3,909	3,671
8.500% due 09/10/2030 •		4,500	4,249
10.500% due 07/23/2029		6,159	6,123

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,600	394

Barclays PLC
7.437% due 11/02/2033 •		$4,670	4,907

BNP Paribas SA
3.132% due 01/20/2033 •		4,119	3,262

BOI Finance BV
7.500% due 02/16/2027	EUR	7,100	6,138

Corsair International Ltd.
5.473% due 01/28/2027 •		1,300	1,381
5.823% due 01/28/2029 •		1,100	1,166

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		$1,900	1,539

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		300	172
3.125% due 10/22/2025		200	123
4.800% due 08/06/2030		200	107
6.150% due 09/17/2025		200	131
8.000% due 01/27/2024		300	232

Credit Agricole SA
7.875% due 01/23/2024 •(h)(i)		400	398

Credit Suisse Group AG
6.373% due 07/15/2026 •(l)		1,200	1,128
6.375% due 08/21/2026 •(h)(i)(l)		1,300	935
6.442% due 08/11/2028 •(l)		4,000	3,649
6.537% due 08/12/2033 •(l)		2,300	2,024
7.250% due 09/12/2025 •(h)(i)(l)		200	144
7.500% due 07/17/2023 •(h)(i)(l)		600	481
7.500% due 07/17/2023 •(h)(i)		700	561
7.500% due 12/11/2023 •(h)(i)		2,736	2,397
7.500% due 12/11/2023 •(h)(i)(l)		1,100	964

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		13	13

Essential Properties LP
2.950% due 07/15/2031 (l)		500	365

GLP Capital LP
3.250% due 01/15/2032 (l)		400	320

GSPA Monetization Trust
6.422% due 10/09/2029		4,940	4,747

Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,560

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		1,878	1,549

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		300	229
3.875% due 11/13/2029		700	554
4.250% due 11/07/2027		200	171
4.500% due 05/29/2029		1,300	1,080
4.750% due 04/27/2027		200	175

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	2,400	2,485
8.248% due 11/21/2033 •		$14,304	14,552

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	2,100	1,664

National Health Investors, Inc.
3.000% due 02/01/2031 (l)		$800	578

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		3,241	3,078

Seazen Group Ltd.
6.000% due 08/12/2024		200	157

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	711	849

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (l)		$20,566	$13,040
7.875% due 02/15/2025 (l)		30,470	29,560

VICI Properties LP
3.875% due 02/15/2029 (l)		3,300	2,897
4.500% due 09/01/2026 (l)		4,050	3,817
4.500% due 01/15/2028 (l)		3,050	2,816
5.750% due 02/01/2027 (l)		600	586

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		20,412	16,202

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		1,790	1,725

			203,456

INDUSTRIALS 33.1%

AA Bond Co. Ltd.
5.500% due 07/31/2050	GBP	3,541	3,714

Air Canada Pass-Through Trust
5.250% due 10/01/2030		$1,198	1,133

Altice Financing SA
5.750% due 08/15/2029 (l)		6,551	5,165

Altice France Holding SA
10.500% due 05/15/2027 (l)		12,200	9,329

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (l)		1,135	982
3.375% due 11/01/2028 (l)		438	366
3.700% due 04/01/2028 (l)		1,842	1,594

Arches Buyer, Inc.
4.250% due 06/01/2028 (l)		3,400	2,664

Boeing Co.
5.705% due 05/01/2040 (l)		7,570	7,251
5.930% due 05/01/2060 (l)		1,804	1,653
6.125% due 02/15/2033 (l)		3,988	4,066

British Airways Pass-Through Trust
4.250% due 05/15/2034		54	48

Carvana Co.
10.250% due 05/01/2030		5,800	2,736

CDW LLC
3.569% due 12/01/2031 (l)		2,300	1,900

CGG SA
7.750% due 04/01/2027	EUR	16,519	14,511
8.750% due 04/01/2027 (l)		$8,648	6,927

Champion Path Holdings Ltd.
4.500% due 01/27/2026		3,300	2,881
4.850% due 01/27/2028		2,800	2,362

Community Health Systems, Inc.
8.000% due 03/15/2026 (l)		29,415	26,841

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		1,371	1,428

DISH DBS Corp.
5.250% due 12/01/2026 (l)		10,002	8,444
5.750% due 12/01/2028 (l)		17,500	14,000

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		8,767	2,416

Dufry One BV
3.625% due 04/15/2026	CHF	9,345	8,898

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029		$1,000	689

Exela Intermediate LLC
11.500% due 07/15/2026		158	28

Ford Motor Co.
7.700% due 05/15/2097 (l)		26,551	25,176

Greene King Finance PLC
5.322% (SONIO/N + 1.919%) due 12/15/2034 ~	GBP	350	327

HCA, Inc.
7.500% due 11/15/2095 (l)		$4,800	5,168

HF Sinclair Corp.
4.500% due 10/01/2030 (l)		10,345	9,106

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	256	233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		$33,857	$30,352

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	7,000	7,122

Market Bidco Finco PLC
4.750% due 11/04/2027		1,800	1,555

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (l)		$4,300	3,956
5.375% due 12/04/2029 (l)		200	161
5.750% due 07/21/2028 (l)		4,100	3,435
5.750% due 07/21/2028		200	168

MGM China Holdings Ltd.
5.250% due 06/18/2025 (l)		2,400	2,261

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		21,100	17,953

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		105	116

NPC Ukrenergo
6.875% due 11/09/2028 ^(c)		1,000	178

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(h)		1,279	3

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	6,300	4,918

Oracle Corp.
3.850% due 04/01/2060		$200	134
4.100% due 03/25/2061 (j)(l)		2,600	1,817

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		7,494	5,899

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		10,800	9,143

Prosus NV
1.985% due 07/13/2033	EUR	1,100	800
2.778% due 01/19/2034		1,600	1,237
3.832% due 02/08/2051		$1,900	1,154

QVC, Inc.
5.950% due 03/15/2043 (l)		3,261	1,617

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,500	980

Sands China Ltd.
2.800% due 03/08/2027 (l)		$1,800	1,544
3.350% due 03/08/2029 (l)		1,600	1,309
3.750% due 08/08/2031 (l)		330	260
5.900% due 08/08/2028 (l)		11,531	10,812

Studio City Finance Ltd.
5.000% due 01/15/2029 (l)		1,200	888
5.000% due 01/15/2029		200	148
6.000% due 07/15/2025 (l)		4,400	3,822
6.500% due 01/15/2028 (l)		4,200	3,268

Syngenta Finance NV
4.892% due 04/24/2025 (l)		200	194

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		3,900	3,470
5.750% due 09/30/2039 (l)		31,181	29,638

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027 (l)		533	485

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (l)		8,644	1,902

United Airlines Pass-Through Trust
4.150% due 02/25/2033		77	69

United Group BV
4.875% due 07/01/2024	EUR	200	200

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(l)		$11,533	11,615

Vale SA
3.202% due 12/29/2049 ~(h)	BRL	250,000	17,666

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		$12,780	8,829

Viking Cruises Ltd.
13.000% due 05/15/2025 (l)		13,655	14,428

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		100	81

VOC Escrow Ltd.
5.000% due 02/15/2028 (l)		13,238	11,407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)	$62,397	$57,561

Windstream Escrow LLC
7.750% due 08/15/2028 (l)	17,165	14,027

Wynn Macau Ltd.
4.875% due 10/01/2024 (l)	600	567
5.125% due 12/15/2029 (l)	1,200	973
5.500% due 01/15/2026 (l)	500	459
5.500% due 01/15/2026	4,100	3,768
5.500% due 10/01/2027 (l)	1,300	1,138
5.625% due 08/26/2028 (l)	4,535	3,883

		471,406

UTILITIES 5.8%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023	3,900	3,765
7.125% due 02/11/2025	8,800	8,035
7.125% due 02/11/2025 (l)	1,800	1,644

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (l)	6,900	6,714

NGD Holdings BV
6.750% due 12/31/2026	1,261	587

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	355	196

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	9,761	2,611

Oi SA
10.000% due 07/27/2025	64,484	11,143

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (l)	3,862	3,441
3.750% due 08/15/2042	46	31
4.000% due 12/01/2046 (l)	1,006	677
4.200% due 03/01/2029 (l)	4,200	3,759
4.300% due 03/15/2045 (l)	257	183
4.450% due 04/15/2042 (l)	2,491	1,863
4.500% due 12/15/2041 (l)	65	46
4.600% due 06/15/2043 (l)	1,036	787
4.750% due 02/15/2044 (l)	15,063	11,582
4.950% due 07/01/2050 (l)	8,191	6,382

Peru LNG SRL
5.375% due 03/22/2030	18,496	15,475

Rio Oil Finance Trust
9.250% due 07/06/2024	1,696	1,722
9.250% due 07/06/2024 (l)	1,614	1,638

		82,281

Total Corporate Bonds & Notes (Cost $906,555)		757,143

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026	5,900	3,711

Total Convertible Bonds & Notes (Cost $5,900)		3,711

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	1,000	886
4.214% due 06/01/2050	2,400	1,879

		2,765

ILLINOIS 0.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	5,000	5,278

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$51	$52

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	145	147

		5,477

PUERTO RICO 0.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	10,868	4,768
0.000% due 11/01/2051 (f)	11,793	3,980

		8,748

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	78,700	5,860

Total Municipal Bonds & Notes (Cost $27,264)		22,850

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
3.000% due 01/25/2042 (a)(l)	141	9
3.500% due 02/25/2033 (a)(l)	973	93
4.500% due 07/25/2050 (a)	4,856	998
5.000% due 02/25/2036 ~(a)	235	34
10.139% due 07/25/2029 •	2,010	2,194

Freddie Mac
0.040% due 03/15/2043 •(l)	69	44
0.217% due 09/15/2042 •	711	413
0.325% due 03/15/2044 •	1,822	1,211
0.542% due 07/15/2039 •	2,207	1,566
1.013% due 02/15/2036 ~	5,228	4,309
3.000% due 12/25/2050 (a)	7,730	1,243
3.227% due 02/15/2034 ~(a)	993	88
3.500% due 10/15/2035 (a)(l)	980	106
5.992% due 11/25/2055 «~	13,654	8,392
11.939% due 12/25/2027 ~	4,170	4,189

Ginnie Mae
2.397% due 01/20/2042 •(a)	874	81
3.500% due 09/16/2041 (a)	255	31
3.500% due 06/20/2042 (a)(l)	141	25

Total U.S. Government Agencies (Cost $28,396)		25,026

NON‑AGENCY MORTGAGE-BACKED SECURITIES 10.3%

Adjustable Rate Mortgage Trust
4.729% due 05/25/2036 •	1,474	566
5.539% due 01/25/2035 •	2,515	2,183

Banc of America Funding Trust
4.629% due 06/26/2036 ~	4,629	3,719
5.500% due 01/25/2036	51	51
6.000% due 07/25/2037 ^	313	245

BCAP LLC Trust
3.082% due 03/27/2036 ~	2,421	1,746
3.733% due 02/26/2036 ~	1,451	1,307
4.611% due 03/26/2037 þ	1,236	1,676
7.000% due 12/26/2036 ~	2,088	1,397

Bear Stearns ALT‑A Trust
3.586% due 11/25/2036 ^~	499	267
3.642% due 08/25/2046 ^~	2,636	1,872
3.697% due 08/25/2036 ^~	2,073	1,103
3.908% due 09/25/2035 ^~	470	279
3.923% due 11/25/2034 ~	181	167

Bear Stearns Asset-Backed Securities Trust
4.789% due 04/25/2037 ~	7,998	6,597

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	178	178

Benchmark Mortgage Trust
2.760% due 02/15/2054 ~	8,388	4,921

BFLD Trust
8.018% due 10/15/2035 •	4,700	3,853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048		$604	$532

Chase Mortgage Finance Trust
3.946% due 12/25/2035 ^~		8	7
6.000% due 02/25/2037 ^		1,193	492
6.000% due 03/25/2037 ^		289	157
6.000% due 07/25/2037 ^		1,000	489

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~		328	162

Citigroup Mortgage Loan Trust
3.463% due 03/25/2037 ^~		252	220
3.762% due 11/25/2035 ~		10,845	6,262
3.993% due 04/25/2037 ^~		1,750	1,463
6.000% due 11/25/2036 ~		9,341	5,544

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		1,242	1,108

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~		928	149

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,426	854

Countrywide Alternative Loan Trust
0.861% due 04/25/2037 ^•(a)		13,611	1,143
3.594% due 06/25/2037 ^~		915	783
4.773% due 03/20/2046 •		2,640	2,061
4.929% due 08/25/2035 ~		227	125
5.500% due 03/25/2035		381	174
5.500% due 09/25/2035 ^		3,071	2,098
5.541% due 02/25/2036 •		925	748
5.750% due 01/25/2035		245	231
5.750% due 02/25/2035		366	257
6.000% due 02/25/2035		457	349
6.000% due 04/25/2036		1,241	613
6.000% due 05/25/2036 ^		1,394	710
6.000% due 02/25/2037 ^		497	192
6.000% due 02/25/2037		1,486	840
6.000% due 04/25/2037 ^		4,094	2,068
6.000% due 08/25/2037 ^•		6,438	3,388
6.250% due 10/25/2036 ^		1,433	909
6.250% due 12/25/2036 ^•		2,366	1,094
6.500% due 08/25/2036 ^		659	237
6.500% due 09/25/2036 ^		321	185

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		410	191
6.000% due 04/25/2036 ^		248	153

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		904	501

Eurosail PLC
4.861% due 06/13/2045 ~	GBP	4,487	3,863
7.511% due 06/13/2045 ~		1,394	1,385

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036 ^		$981	366

Freddie Mac
9.428% due 01/25/2034 •		5,000	3,946
11.728% due 11/25/2041 ~		8,800	7,529

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~		2,600	2,624

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		9,200	8,673

GSR Mortgage Loan Trust
3.338% due 03/25/2037 ^~		1,345	822
3.954% due 11/25/2035 ^~		531	437

HomeBanc Mortgage Trust
5.589% due 03/25/2035 ~		80	61

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,455	2,096

Jackson Park Trust
3.242% due 10/14/2039 ~		4,368	3,158

JP Morgan Alternative Loan Trust
3.585% due 03/25/2037 ~		4,330	3,860

JP Morgan Mortgage Trust
3.340% due 06/25/2036 ^~		334	240
3.478% due 02/25/2036 ^~		947	704
3.850% due 01/25/2037 ^~		441	359
4.006% due 10/25/2035 ~		11	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		$65	$58

Lehman XS Trust
4.829% due 06/25/2047 •		1,599	1,426

MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,815	1,045

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~		2,035	1,118

Morgan Stanley Capital Trust
6.118% due 12/15/2036 •		8,125	6,421

Natixis Commercial Mortgage Securities Trust
6.718% due 11/15/2034 •		4,500	4,327

RBSSP Resecuritization Trust
4.256% due 08/27/2037 •		8,000	3,966
4.609% due 10/27/2036 ~		3,609	1,123

Residential Accredit Loans, Inc. Trust
4.769% due 08/25/2036 ^~		350	335
4.849% due 05/25/2037 ^•		165	138
6.000% due 08/25/2036 ^		314	262
6.000% due 05/25/2037 ^		1,056	843

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		295	114
6.000% due 02/25/2037 ^		1,460	681
6.250% due 09/25/2037 ^		4,633	1,867

Residential Funding Mortgage Securities, Inc. Trust
4.412% due 02/25/2037 ~		1,470	1,021

Structured Adjustable Rate Mortgage Loan Trust
3.688% due 07/25/2035 ^~		912	776
3.694% due 01/25/2036 ^~		3,971	2,500
4.022% due 11/25/2036 ^~		2,134	1,791

Structured Asset Mortgage Investments Trust
4.509% due 08/25/2036 •		74	63

SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~		215	130
3.128% due 02/25/2037 ^~		1,518	1,315
3.232% due 02/25/2037 ^~		181	157

Wachovia Mortgage Loan Trust LLC
1.464% due 08/25/2036 •		2,346	924

WaMu Mortgage Pass-Through Certificates Trust
3.211% due 02/25/2037 ^~		531	477
3.367% due 07/25/2037 ^~		423	354
3.672% due 10/25/2036 ^~		763	657
3.864% due 07/25/2037 ^~		865	794

Washington Mutual Mortgage Pass-Through Certificates Trust
2.888% due 05/25/2047 ^•		118	15
6.000% due 10/25/2035 ^		926	636
6.000% due 03/25/2036 ^		1,154	1,064
6.000% due 02/25/2037		2,538	1,998

Total Non‑Agency Mortgage-Backed Securities (Cost $167,099)			147,145

ASSET-BACKED SECURITIES 9.6%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	503

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.739% due 03/25/2033 •		$37	36

Apidos CLO
0.000% due 01/20/2031 ~		8,800	2,931

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		324,260	2,395

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	1,801

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	942
0.000% due 10/22/2031 ~		3,000	630

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	800	251

Credit-Based Asset Servicing & Securitization LLC
3.221% due 12/25/2035 ^þ		$1	1

Crown City CLO
0.000% due 04/20/2035 ~		1,600	1,081

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		$14,311	$6,855

First Franklin Mortgage Loan Trust
4.709% due 10/25/2036 •		2,918	1,992

Fremont Home Loan Trust
4.539% due 01/25/2037 ~		5,450	2,490
4.869% due 02/25/2036 •		12,460	8,086

Glacier Funding CDO Ltd.
4.778% due 08/04/2035 ~		7,164	930

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	141

GSAMP Trust
4.529% due 12/25/2036 ~		$1,339	726

Home Equity Mortgage Loan Asset-Backed Trust
4.549% due 07/25/2037 ~		2,560	1,384

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 ^þ		100	30

Lehman XS Trust
6.790% due 06/24/2046 þ		373	402

LNR CDO Ltd.
4.669% due 02/28/2043 ~		3,231	52

Long Beach Mortgage Loan Trust
4.989% due 01/25/2036 •		4,251	3,856

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		15	1,174

Merrill Lynch Mortgage Investors Trust
3.881% due 03/25/2037 þ		6,069	1,420

Morgan Stanley ABS Capital, Inc. Trust
4.539% due 10/25/2036 ~		5,765	2,853

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		773	365

N‑Star REL CDO Ltd.
4.540% due 02/01/2041 •		468	466

Orient Point CDO Ltd.
4.013% due 10/03/2045 •		57,125	19,108
4.013% due 10/03/2045 ~		57,300	19,166

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	3,476
7.238% due 09/25/2037 ^þ		7,971	3,741

Securitized Asset-Backed Receivables LLC Trust
4.809% due 03/25/2036 ~		11,074	10,172

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		8	4,688

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		7	2,394

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		3	900
0.000% due 10/15/2048 «(f)		3	1,020

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		7,500	760
0.000% due 07/25/2040 «(f)		38	457

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		3,226	441

South Coast Funding Ltd.
5.192% due 08/10/2038 •		18,693	1,468

Structured Asset Investment Loan Trust
5.364% due 06/25/2035 ~		6,263	4,803

Symphony CLO Ltd.
8.611% due 07/14/2026 •		3,600	3,427

Taberna Preferred Funding Ltd.
4.892% due 12/05/2036 •		10,299	9,090
4.912% due 08/05/2036 •		469	418
4.912% due 08/05/2036 ^~		9,083	8,107

Total Asset-Backed Securities (Cost $218,846)			137,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.6%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$9,499	$2,198
1.000% due 07/09/2029		1,352	362
1.400% due 03/25/2023	ARS	175,495	533
1.500% due 07/09/2035 þ		$9,460	2,143
1.500% due 07/09/2046 þ		115	30
3.500% due 07/09/2041 þ		17,491	5,015
3.875% due 01/09/2038 þ(l)		22,691	7,225
15.500% due 10/17/2026	ARS	92,410	72

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$1,100	426
7.875% due 02/11/2035 ^(c)		1,300	471
8.750% due 03/11/2061 ^(c)		400	142
10.750% due 10/14/2030 ^		800	566

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	857,105	2,365

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		$13,400	8,509
5.875% due 09/16/2043 ^(c)		200	119
12.750% due 06/24/2028 ^(c)		100	78

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,300	230

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	17,523	3,493
7.750% due 09/01/2024 ^(c)		$9,800	2,464

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		70	6
9.250% due 09/15/2027 ^(c)		598	57

Total Sovereign Issues (Cost $73,233)			36,504

		SHARES
COMMON STOCKS 3.7%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)		1,167,686	1,226

iHeartMedia, Inc. ‘A’ (d)		275,106	1,686

iHeartMedia, Inc. ‘B’ «(d)		213,502	1,178

			4,090

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA		1,233,318	371

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(j)		6,085	212

Noble Corp. PLC (d)		27,545	1,039

			1,251

FINANCIALS 1.1%

Banca Monte dei Paschi di Siena SpA (d)		2,152,500	4,435

Credit Suisse Group AG		92,485	276

Intelsat SA «(d)(j)		459,445	11,027

			15,738

INDUSTRIALS 2.2%

Mcdermott International Ltd. (d)		57,729	18

Neiman Marcus Group Ltd. LLC «(d)(j)		152,491	26,847

Syniverse Holdings, Inc. «(j)		4,987,151	4,793

	SHARES	MARKET VALUE (000S)

Voyager Aviation Holdings LLC «(d)	2,841	$0

Westmoreland Mining Holdings «(d)(j)	45,070	338

		31,996

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	42,113	0

Total Common Stocks (Cost $66,427)		53,446

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	48,585	328

Total Rights (Cost $0)		328

WARRANTS 1.7%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	202	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,383	5

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	48,071	360

		365

INFORMATION TECHNOLOGY 1.7%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,181,266	23,913

Total Warrants (Cost $19,985)		24,278

PREFERRED SECURITIES 2.6%

BANKING & FINANCE 2.3%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,800,000	1,009

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	110,000	98

Charles Schwab Corp.
4.000% due 12/01/2030 •(h)	100,000	80

Compeer Financial ACA
4.875% due 08/15/2026 •(h)	4,400,000	4,375

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	1,000,000	930

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	25,700,000	26,457

		32,949

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC «	17,047	4,575

Total Preferred Securities (Cost $48,350)		37,524

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	11,978	277

Uniti Group, Inc.	572,252	3,165

VICI Properties, Inc.	210,228	6,811

Total Real Estate Investment Trusts (Cost $5,302)		10,253

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.9%

REPURCHASE AGREEMENTS (k) 7.9%

			$112,093

ARGENTINA TREASURY BILLS 0.1%
19.474% due 05/19/2023 - 06/16/2023 (e)(f)(g)	ARS	278,198	845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
4.045% due 01/05/2023 - 03/02/2023 (e)(f)(o)	$13,025	$12,982

Total Short-Term Instruments (Cost $126,041)		125,920

Total Investments in Securities (Cost $2,433,056)		$2,029,050

Total Investments 142.5% (Cost $2,433,056)		$2,029,050

MARKET VALUE (000S)
Financial Derivative Instruments (m)(n) (0.5)% (Cost or Premiums, net $(62,126))	$(6,425)

Auction-Rate Preferred Shares (14.9)%	(212,650)
Other Assets and Liabilities, net (27.1)%	(386,148)

Net Assets Applicable to Common Shareholders 100.0%	$1,423,827

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in‑kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.
(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$89	$212	0.01%
Intelsat SA	06/19/2017 ‑ 02/23/2022	31,412	11,027	0.77
Neiman Marcus Group Ltd. LLC	09/25/2020	4,911	26,847	1.89
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 10/05/2021	2,737	1,817	0.13
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	4,894	4,793	0.34
Westmoreland Mining Holdings	07/29/2015 - 03/26/2019	1,172	338	0.02

		$45,215	$45,034	3.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$893	U.S. Treasury Bills 0.000% due 06/29/2023	$(911)	$893	$893
	4.280	12/30/2022	01/03/2023	111,200	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	(113,424)	111,200	111,253

Total Repurchase Agreements						$(114,335)	$112,093	$112,146

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.760%	09/12/2022	01/10/2023		$	(2,353)	$ (2,381)
BPS	3.550	08/18/2022	02/02/2023			(710)	(720)
	3.640	10/27/2022	02/13/2023			(1,720)	(1,732)
	3.760	08/31/2022	02/13/2023			(2,876)	(2,913)
	3.760	10/20/2022	02/13/2023			(2,563)	(2,583)
	3.760	11/15/2022	02/13/2023			(1,877)	(1,886)
	3.760	11/29/2022	02/13/2023			(1,442)	(1,447)
	3.900	10/27/2022	03/02/2023			(742)	(748)
	3.900	11/08/2022	03/02/2023			(945)	(951)
	3.935	10/27/2022	03/01/2023			(1,210)	(1,219)
	4.420	10/07/2022	01/09/2023			(8,136)	(8,224)
	4.450	10/31/2022	02/03/2023			(698)	(704)
	4.500	11/14/2022	01/17/2023			(3,151)	(3,171)
	4.600	09/22/2022	03/23/2023			(18,643)	(18,889)
	4.600	10/19/2022	01/19/2023			(1,940)	(1,959)
	4.600	11/14/2022	01/19/2023			(6,598)	(6,640)
	4.620	09/23/2022	03/23/2023			(9,358)	(9,480)
	4.650	11/21/2022	01/27/2023			(2,587)	(2,602)
	4.720	10/27/2022	01/30/2023			(6,556)	(6,615)
	4.720	10/31/2022	02/03/2023			(2,676)	(2,698)
	4.720	11/08/2022	01/30/2023			(1,261)	(1,270)
	4.720	11/08/2022	01/31/2023			(1,576)	(1,587)
	4.720	12/12/2022	01/30/2023			(629)	(631)
	4.720	12/22/2022	01/30/2023			(415)	(416)
	4.970	11/14/2022	02/10/2023			(1,200)	(1,208)
	4.970	11/18/2022	02/10/2023			(1,647)	(1,658)
BRC	7.000	12/21/2022	TBD	(3)	EUR	(4,053)	(4,340)
BYR	4.950	09/26/2022	03/24/2023		$	(14,837)	(14,956)
	4.960	10/03/2022	04/03/2023			(18,892)	(19,067)
	4.960	10/06/2022	04/03/2023			(829)	(836)
	4.960	10/11/2022	04/11/2023			(5,611)	(5,659)
	4.960	11/29/2022	04/03/2023			(6,522)	(6,550)
CDC	3.270	07/14/2022	01/09/2023			(7,619)	(7,739)
	3.270	11/14/2022	01/09/2023			(670)	(673)
	3.990	09/06/2022	03/03/2023			(7,291)	(7,387)
	3.990	11/09/2022	03/03/2023			(931)	(936)
	4.170	10/06/2022	01/04/2023			(945)	(955)
	4.170	12/14/2022	01/04/2023			(1,314)	(1,317)
	4.450	10/14/2022	02/13/2023			(3,750)	(3,787)
	4.450	10/28/2022	01/30/2023			(1,000)	(1,008)
	4.450	10/31/2022	01/30/2023			(17,973)	(18,116)
	4.450	11/01/2022	01/30/2023			(1,222)	(1,231)
	4.450	11/08/2022	01/30/2023			(1,208)	(1,216)
	4.550	10/13/2022	02/10/2023			(9,816)	(9,917)
	4.600	11/18/2022	01/17/2023			(3,065)	(3,083)
	4.620	10/14/2022	02/13/2023			(23,649)	(23,894)
	4.620	11/01/2022	02/13/2023			(1,118)	(1,127)
	4.620	11/02/2022	02/13/2023			(4,153)	(4,186)
	4.640	11/23/2022	02/13/2023			(3,828)	(3,848)
	4.650	10/28/2022	04/06/2023			(1,000)	(1,009)
	4.680	11/14/2022	02/13/2023			(2,788)	(2,806)
	4.680	11/15/2022	02/13/2023			(1,182)	(1,189)
	4.730	10/31/2022	01/30/2023			(6,826)	(6,884)
	4.730	11/15/2022	01/30/2023			(4,327)	(4,355)
	4.730	11/23/2022	01/30/2023			(5,069)	(5,096)
	4.760	10/07/2022	04/05/2023			(3,684)	(3,727)
	4.810	10/21/2022	02/17/2023			(3,288)	(3,321)
	4.850	10/11/2022	04/06/2023			(2,728)	(2,759)
	4.860	11/10/2022	02/10/2023			(2,140)	(2,156)
	4.860	11/18/2022	02/07/2023			(662)	(667)
	4.860	12/13/2022	02/10/2023			(186)	(186)
	4.910	10/24/2022	02/21/2023			(11,702)	(11,816)
CEW	2.400	08/05/2022	TBD	(3)	GBP	(3,294)	(4,012)
CIB	4.600	10/17/2022	01/17/2023		$	(235)	(237)
DBL	2.040	11/18/2022	02/06/2023		EUR	(1,355)	(1,455)
	2.120	11/24/2022	02/22/2023			(1,025)	(1,100)
	2.180	11/18/2022	02/06/2023			(1,706)	(1,831)
	2.230	11/22/2022	02/20/2023			(5,032)	(5,400)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.590%	11/18/2022	02/06/2023		GBP	(1,268)	$ (1,540)
IND	4.530	10/28/2022	01/31/2023		$	(1,877)	(1,893)
	4.530	11/08/2022	01/31/2023			(566)	(570)
	4.720	10/28/2022	01/31/2023			(8,354)	(8,428)
	4.740	11/07/2022	01/31/2023			(1,206)	(1,215)
	4.820	10/28/2022	01/31/2023			(2,101)	(2,120)
	4.880	11/07/2022	03/07/2023			(305)	(307)
	4.980	11/07/2022	03/07/2023			(1,628)	(1,641)
JML	1.500	09/14/2022	TBD	(3)	EUR	(2,201)	(2,358)
	2.050	09/14/2022	TBD	(3)		(370)	(397)
	2.070	09/14/2022	TBD	(3)		(8,136)	(8,730)
	2.160	11/15/2022	02/15/2023			(5,950)	(6,388)
	2.160	11/22/2022	02/20/2023			(2,353)	(2,525)
	2.200	11/24/2022	02/22/2023			(3,186)	(3,419)
MBC	2.050	11/02/2022	TBD	(3)		(15,552)	(16,690)
MEI	3.860	10/11/2022	02/28/2023		$	(561)	(566)
	3.860	10/26/2022	02/28/2023			(2,897)	(2,919)
	4.350	10/07/2022	01/09/2023			(286)	(289)
	4.700	11/04/2022	02/13/2023			(2,573)	(2,594)
	4.700	11/09/2022	02/13/2023			(1,409)	(1,419)
	4.720	10/24/2022	01/27/2023			(1,284)	(1,296)
	4.720	11/09/2022	01/27/2023			(2,554)	(2,572)
	4.770	10/24/2022	01/27/2023			(1,785)	(1,802)
RDR	4.260	10/06/2022	02/03/2023			(874)	(883)
	4.430	10/26/2022	01/30/2023			(8,295)	(8,365)
	4.430	11/23/2022	01/30/2023			(1,507)	(1,514)
	4.500	10/31/2022	01/30/2023			(2,020)	(2,036)
	4.600	11/04/2022	02/03/2023			(11,354)	(11,441)
	4.700	11/10/2022	02/10/2023			(1,386)	(1,396)
	4.700	12/09/2022	01/30/2023			(714)	(716)
SCX	2.020	11/10/2022	02/09/2023		EUR	(602)	(647)
	4.530	10/07/2022	04/06/2023		$	(4,889)	(4,943)
SOG	3.830	10/24/2022	02/17/2023			(2,035)	(2,051)
	3.980	09/12/2022	01/12/2023			(936)	(947)
	4.250	09/15/2022	01/13/2023			(501)	(507)
	4.250	11/16/2022	01/13/2023			(1,050)	(1,056)
	4.340	10/06/2022	02/06/2023			(980)	(991)
	4.360	09/30/2022	01/30/2023			(5,618)	(5,683)
	4.390	11/14/2022	01/27/2023			(1,629)	(1,639)
	4.540	12/12/2022	02/06/2023			(7,691)	(7,712)
	4.620	10/13/2022	02/13/2023			(3,022)	(3,054)
	4.640	10/14/2022	02/14/2023			(439)	(443)
	4.640	11/07/2022	02/14/2023			(5,785)	(5,828)
	4.640	11/15/2022	02/14/2023			(2,029)	(2,042)
	4.660	11/16/2022	01/24/2023			(1,050)	(1,056)
	4.750	10/31/2022	01/31/2023			(810)	(816)
	4.750	11/16/2022	01/31/2023			(1,050)	(1,056)
	4.760	10/17/2022	02/17/2023			(1,383)	(1,397)
	4.790	11/02/2022	02/02/2023			(7,566)	(7,628)
	4.790	11/07/2022	02/02/2023			(1,928)	(1,943)
	4.820	11/30/2022	02/22/2023			(1,032)	(1,036)
	4.830	11/04/2022	02/06/2023			(4,678)	(4,716)
	4.830	11/16/2022	02/06/2023			(990)	(996)
	4.900	10/12/2022	04/12/2023			(7,690)	(7,777)
UBS	2.110	11/24/2022	02/22/2023		EUR	(4,012)	(4,305)
	4.220	09/19/2022	01/19/2023		$	(5,658)	(5,729)

Total Reverse Repurchase Agreements							$ (460,193)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(2,381)	$0	$(2,381)	$2,621	$240
BPS	0	(81,951)	0	(81,951)	96,417	14,466

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
BRC	$0	$(4,340)	$0	$(4,340)	$4,188	$(152)
BYR	0	(47,068)	0	(47,068)	55,845	8,777
CDC	0	(136,391)	0	(136,391)	153,158	16,767
CEW	0	(4,012)	0	(4,012)	3,714	(298)
CIB	0	(237)	0	(237)	277	40
DBL	0	(11,326)	0	(11,326)	13,227	1,901
FICC	112,146	0	0	112,146	(114,335)	(2,189)
IND	0	(16,174)	0	(16,174)	18,963	2,789
JML	0	(23,817)	0	(23,817)	26,047	2,230
MBC	0	(16,690)	0	(16,690)	18,246	1,556
MEI	0	(13,457)	0	(13,457)	15,765	2,308
RDR	0	(26,351)	0	(26,351)	27,335	984
SCX	0	(5,590)	0	(5,590)	5,939	349
SOG	0	(60,374)	0	(60,374)	70,806	10,432
UBS	0	(10,034)	0	(10,034)	11,286	1,252

Total Borrowings and Other Financing Transactions	$112,146	$(460,193)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(120,500)	$(250,313)	$(88,063)	$(458,876)
U.S. Government Agencies	0	(237)	0	0	(237)
Sovereign Issues	0	(289)	0	0	(289)
Preferred Securities	0	0	0	(791)	(791)

Total Borrowings	$0	$(121,026)	$(250,313)	$(88,854)	$(460,193)

Payable for reverse repurchase agreements					$(460,193)

(l)	Securities with an aggregate market value of $536,501 and cash of $755 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(590,692) at a weighted average interest rate of 2.673%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	1.872%	EUR	1,000	$ (45)	$ 20	$ (25)	$ 0	$ 0
Atlantia SpA	1.000	Quarterly	06/20/2026	2.054		4,500	(155)	(4)	(159)	0	(3)
Boeing Co.	1.000	Quarterly	12/20/2024	1.077	$	1,200	(20)	19	(1)	0	0
Boeing Co.	1.000	Quarterly	06/20/2025	1.165		700	(10)	7	(3)	0	0
Boeing Co.	1.000	Quarterly	12/20/2025	1.224		400	(7)	5	(2)	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.265		12,700	(231)	130	(101)	2	0
Boeing Co.	1.000	Quarterly	06/20/2027	1.357		9,100	(397)	272	(125)	1	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	2.622		5,200	(29)	211	182	0	(12)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.780		1,000	(2)	44	42	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222		200	(15)	23	8	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		5,300	(619)	775	156	0	(5)
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	0.840		100	(2)	3	1	0	0

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	9.564%	EUR	300	$21	$(59)	$(38)	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896		11,447	424	(2,134)	(1,710)	8	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		16,300	(2,597)	1,764	(833)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993		11,400	(853)	101	(752)	0	(5)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		6,100	(460)	(128)	(588)	0	(5)
The GAP, Inc.	1.000	Quarterly	06/20/2027	5.744	$	16,800	(3,173)	367	(2,806)	36	0

							$(8,170)	$1,416	$(6,754)	$48	$(30)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Asia Ex‑Japan 38 5‑Year Index	1.000%	Quarterly	12/20/2027	$	17,600	$(632)	$389	$(243)	$10	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2032	GBP	15,700	$1,524	$3,122	$4,646	$12	$0
Receive(5)	1‑Day GBP‑SONIO Compounded‑OIS	2.000	Annual	03/15/2033		8,000	891	472	1,363	5	0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		3,900	800	1,538	2,338	6	0
Receive	1‑Day USD‑Federal Funds Rate Compounded‑OIS	0.100	Annual	01/13/2023	$	10,000	(1)	183	182	5	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024		58,200	(4)	870	866	30	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		29,400	3	433	436	11	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		4,600	2	108	110	4	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2027		83,700	(7,417)	775	(6,642)	0	(123)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		386,500	(39,813)	2,034	(37,779)	173	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2032		69,800	(9,546)	417	(9,129)	0	(200)
Receive	1‑Year BRL‑CDI	6.170	Maturity	01/02/2023	BRL	204,900	1,960	(7)	1,953	1	0
Receive	1‑Year BRL‑CDI	12.670	Maturity	01/02/2023		6,600	0	4	4	0	0
Receive	1‑Year BRL‑CDI	12.690	Maturity	01/02/2023		4,400	0	3	3	0	0
Receive	1‑Year BRL‑CDI	12.740	Maturity	01/02/2023		11,400	0	6	6	0	0
Receive	1‑Year BRL‑CDI	12.750	Maturity	01/02/2023		5,500	0	3	3	0	0
Receive	1‑Year BRL‑CDI	12.760	Maturity	01/02/2023		11,400	0	5	5	0	0
Receive	1‑Year BRL‑CDI	12.900	Maturity	01/02/2023		23,300	0	6	6	0	0
Receive	1‑Year BRL‑CDI	12.930	Maturity	01/02/2023		2,900	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.939	Maturity	01/02/2023		11,600	0	2	2	0	0
Receive	1‑Year BRL‑CDI	12.946	Maturity	01/02/2023		29,200	0	6	6	0	0
Receive	1‑Year BRL‑CDI	12.960	Maturity	01/02/2023		23,300	0	4	4	0	0
Receive	1‑Year BRL‑CDI	12.970	Maturity	01/02/2023		38,300	0	7	7	0	0
Pay	1‑Year BRL‑CDI	11.140	Maturity	01/02/2025		2,200	0	(14)	(14)	0	0
Pay	1‑Year BRL‑CDI	11.160	Maturity	01/02/2025		1,500	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	11.350	Maturity	01/02/2025		1,800	0	(10)	(10)	0	0
Pay	1‑Year BRL‑CDI	12.000	Maturity	01/02/2025		4,900	0	(14)	(14)	0	0
Pay	1‑Year BRL‑CDI	12.080	Maturity	01/02/2025		8,200	0	(21)	(21)	0	0
Pay	1‑Year BRL‑CDI	12.140	Maturity	01/02/2025		4,100	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	12.145	Maturity	01/02/2025		4,000	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	12.160	Maturity	01/02/2025		8,200	0	(18)	(18)	0	0
Pay	1‑Year BRL‑CDI	11.220	Maturity	01/04/2027		2,600	0	(19)	(19)	0	0
Pay	1‑Year BRL‑CDI	11.245	Maturity	01/04/2027		1,300	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	11.260	Maturity	01/04/2027		1,300	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	11.700	Maturity	01/04/2027		700	0	(3)	(3)	0	0
Pay	1‑Year BRL‑CDI	11.715	Maturity	01/04/2027		3,000	0	(14)	(14)	0	0
Pay	1‑Year BRL‑CDI	11.870	Maturity	01/04/2027		7,100	0	(27)	(27)	0	0
Receive	3‑Month USD‑LIBOR	0.250	Semi‑Annual	06/16/2024	$	10,000	27	658	685	12	0
Pay	3‑Month USD‑LIBOR	2.750	Semi-Annual	06/17/2025		8,580	541	(901)	(360)	0	(13)
Pay	3‑Month USD‑LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	(4,973)	(2,874)	0	(73)
Receive	3‑Month USD‑LIBOR	0.500	Semi-Annual	06/16/2026		35,000	544	3,697	4,241	41	0
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027		12,450	0	1,306	1,306	19	0
Pay	3‑Month USD‑LIBOR	1.600	Semi-Annual	02/15/2027		49,800	(171)	(4,559)	(4,730)	0	(75)
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	02/17/2027		20,600	0	2,083	2,083	31	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/17/2027		82,200	(309)	(7,153)	(7,462)	0	(124)
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	02/24/2027		6,000	0	613	613	9	0
Pay	3‑Month USD‑LIBOR	1.650	Semi-Annual	02/24/2027		19,900	(72)	(1,773)	(1,845)	0	(31)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3‑Month USD‑LIBOR	2.500%	Semi‑Annual	12/20/2027	$	73,900	$530	$(5,645)	$(5,115)	$0	$(127)
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	08/17/2028		47,100	0	6,057	6,057	87	0
Receive	3‑Month USD‑LIBOR	1.380	Semi-Annual	08/24/2028		71,000	0	9,272	9,272	135	0
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		263,700	13,372	(27,542)	(14,170)	0	(569)
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030		1,600	(72)	389	317	4	0
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030		2,000	(3)	398	395	4	0
Receive	3‑Month USD‑LIBOR	1.160	Semi-Annual	04/12/2031		6,100	0	1,202	1,202	13	0
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		19,700	1,395	3,051	4,446	47	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		97,600	(1,547)	17,189	15,642	187	0
Receive	3‑Month USD‑LIBOR	1.350	Semi-Annual	02/09/2032		128,200	1,004	23,745	24,749	306	0
Pay	3‑Month USD‑LIBOR	3.500	Semi-Annual	06/19/2044		161,500	(5,269)	868	(4,401)	120	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(3)	513	510	11	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050		19,800	(143)	5,550	5,407	95	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050		28,200	(65)	9,032	8,967	132	0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		29,300	(113)	8,768	8,655	141	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	03/12/2050		9,800	(29)	2,250	2,221	51	0
Receive	3‑Month USD‑LIBOR	1.250	Semi-Annual	12/16/2050		17,000	1,650	5,343	6,993	80	0
Receive	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/01/2052		144,400	1,028	46,234	47,262	0	(184)
Pay	6‑Month AUD‑BBR‑BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	(482)	(150)	0	(1)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030	EUR	21,400	392	4,616	5,008	81	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		17,200	1,607	2,972	4,579	83	0
Receive(5)	6‑Month EUR‑EURIBOR	1.750	Annual	03/15/2033		1,900	149	105	254	10	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	09/21/2052		8,100	702	2,865	3,567	71	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		22,000	54	653	707	30	0
Pay	28‑Day MXN‑TIIE	4.550	Lunar	02/27/2023	MXN	84,800	10	(74)	(64)	0	(3)
Pay	28‑Day MXN‑TIIE	4.500	Lunar	03/03/2023		184,900	(5)	(137)	(142)	0	(6)
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024		27,500	0	34	34	1	0
Receive	28‑Day MXN‑TIIE	8.660	Lunar	04/04/2024		11,400	0	14	14	0	0
Receive	28‑Day MXN‑TIIE	8.750	Lunar	04/05/2024		8,700	0	10	10	0	0
Receive	28‑Day MXN‑TIIE	8.410	Lunar	03/31/2027		3,300	0	3	3	0	0
Receive	28‑Day MXN‑TIIE	8.730	Lunar	04/06/2027		3,700	0	1	1	1	0
Receive	28‑Day MXN‑TIIE	7.495	Lunar	01/14/2032		1,800	7	0	7	0	0
Receive	28‑Day MXN‑TIIE	7.498	Lunar	01/15/2032		7,400	30	(1)	29	2	0
Receive	28‑Day MXN‑TIIE	8.732	Lunar	03/30/2032		1,800	0	0	0	0	0
Receive	28‑Day MXN‑TIIE	8.701	Lunar	03/31/2032		4,300	0	0	0	1	0

							$(33,929)	$116,058	$82,129	$2,052	$(1,529)

Total Swap Agreements							$(42,731)	$117,863	$75,132	$2,110	$(1,559)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,110	$2,110	$0	$0	$(1,559)	$(1,559)

Cash of $70,458 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023		$9,426	AUD	13,917	$52	$0
	01/2023		14	HUF	6,170	3	0
	02/2023	CHF	6,093		$6,433	0	(186)
	02/2023		$2,460	NOK	24,414	37	0
	05/2023	PEN	2,775		$701	0	(22)

BPS	02/2023		$662	IDR	10,403,628	6	0
	03/2023	INR	3,568		$43	0	0
	03/2023	MXN	98,502		4,887	0	(98)
	03/2023	PEN	2,531		651	0	(11)

BRC	01/2023		$1,580	EUR	1,486	11	0
	02/2023	CHF	3,131		$3,338	0	(64)

CBK	01/2023	EUR	2,721		2,905	0	(9)
	01/2023	PEN	621		154	0	(9)
	01/2023		$1,062	AUD	1,567	5	0
	01/2023		137	CLP	130,274	17	0
	01/2023		634	PEN	2,546	35	0
	02/2023	CAD	10,096		$7,391	0	(67)
	03/2023	MXN	148,675		7,578	54	0
	04/2023	PEN	19,672		4,918	0	(218)
	04/2023		$6,847	PEN	27,039	204	0
	05/2023	PEN	3,110		$784	0	(26)

DUB	01/2023	HUF	2,526,071		5,587	0	(1,166)

GLM	01/2023		$4,332	BRL	23,087	41	0
	01/2023		16	HUF	6,204	1	0
	03/2023		11,976	MXN	246,200	484	0
	04/2023	BRL	23,087		$4,256	0	(42)

JPM	01/2023		148,851		28,194	1	0
	01/2023	GBP	7,580		9,153	0	(12)
	01/2023		$23,733	BRL	125,764	87	0
	01/2023		11	CNY	77	0	0
	01/2023		6,365	HUF	2,538,774	422	0
	02/2023	NOK	205		$21	0	0
	02/2023		$1,140	IDR	17,969,393	13	0
	03/2023	IDR	29,764,172		$1,902	0	(9)
	03/2023		$20	CNY	138	0	0

MBC	01/2023	EUR	226,134		$237,029	0	(5,139)
	01/2023		$94	AUD	141	1	0
	01/2023		2,133	EUR	2,006	15	0
	01/2023		1,184	GBP	973	0	(8)
	01/2023		7,382	JPY	1,005,423	284	0
	02/2023		5,048	CAD	6,690	0	(106)
	03/2023	IDR	18,065,324		$1,154	0	(5)

MYI	01/2023		$3,003	AUD	4,472	42	0
	01/2023		6,306	JPY	863,852	281	0
	03/2023	IDR	25,453,713		$1,623	0	(11)

RBC	01/2023		$34	AUD	51	1	0
	02/2023		3,731	NOK	37,225	75	0

SCX	02/2023		1,201	IDR	18,907,826	13	0

TOR	01/2023		4,590	CZK	105,785	88	0

UAG	01/2023	CZK	106,254		$4,178	0	(521)
	02/2023		$1,768	IDR	28,062,140	34	0

Total Forward Foreign Currency Contracts						$2,307	$(7,729)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.522%	$	1,800	$(351)	$334	$0	$(17)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.315		3,500	(160)	(1)	0	(161)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.569%	$	1,000	$140	$(2)	$138	$0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522		2,400	(476)	454	0	(22)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522		3,000	(623)	595	0	(28)
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	4.967	EUR	300	(6)	7	1	0

								$(1,476)	$1,387	$139	$(228)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	ABX.HE.AAA.6‑2 Index	0.110%	Monthly	05/25/2046	$	22,769	$(5,689)	$5,464	$0	$(225)
GST	ABX.HE.AA.6‑1 Index	0.320	Monthly	07/25/2045		8,335	(396)	(254)	0	(650)
	ABX.HE.AAA.6‑2 Index	0.110	Monthly	05/25/2046		1,926	(479)	460	0	(19)
MEI	ABX.HE.AAA.6‑2 Index	0.110	Monthly	05/25/2046		26,538	(6,602)	6,340	0	(262)

MYC	ABX.HE.AAA.6‑2 Index	0.110	Monthly	05/25/2046		28,891	(4,726)	4,440	0	(286)

							$(17,892)	$16,450	$0	$(1,442)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	1.059%	Maturity	03/20/2023	$	1,000	$(1)	$39	$38	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.058%	Maturity	06/20/2023		3,300	(26)	(35)	0	(61)

									$(27)	$4	$38	$(61)

Total Swap Agreements									$(19,395)	$17,841	$177	$(1,731)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$92	$0	$38	$130	$(208)	$0	$0	$(208)	$(78)	$272	$194
BPS	6	0	0	6	(109)	0	(17)	(126)	(120)	424	304
BRC	11	0	0	11	(64)	0	(386)	(450)	(439)	489	50
CBK	315	0	0	315	(329)	0	0	(329)	(14)	0	(14)
DUB	0	0	0	0	(1,166)	0	0	(1,166)	(1,166)	939	(227)
GLM	526	0	0	526	(42)	0	0	(42)	484	(540)	(56)
GST	0	0	138	138	0	0	(752)	(752)	(614)	553	(61)
HUS	0	0	0	0	0	0	(28)	(28)	(28)	34	6
JPM	523	0	1	524	(21)	0	0	(21)	503	(270)	233
MBC	300	0	0	300	(5,258)	0	0	(5,258)	(4,958)	3,831	(1,127)
MEI	0	0	0	0	0	0	(262)	(262)	(262)	286	24
MYC	0	0	0	0	0	0	(286)	(286)	(286)	366	80
MYI	323	0	0	323	(11)	0	0	(11)	312	(263)	49
RBC	76	0	0	76	0	0	0	0	76	0	76
SCX	13	0	0	13	0	0	0	0	13	0	13
TOR	88	0	0	88	0	0	0	0	88	0	88
UAG	34	0	0	34	(521)	0	0	(521)	(487)	555	68

Total Over the Counter	$2,307	$0	$177	$2,484	$(7,729)	$0	$(1,731)	$(9,460)

(o)
Securities with an aggregate market value of $7,750 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$58	$0	$0	$2,052	$2,110

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,307	$0	$2,307
Swap Agreements	0	139	0	0	38	177

	$0	$139	$0	$2,307	$38	$2,484

	$0	$197	$0	$2,307	$2,090	$4,594

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$30	$0	$0	$1,529	$1,559

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,729	$0	$7,729
Swap Agreements	0	1,670	0	0	61	1,731

	$0	$1,670	$0	$7,729	$61	$9,460

	$0	$1,700	$0	$7,729	$1,590	$11,019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$364	$0	$0	$41,600	$41,964

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,853	$0	$5,853
Swap Agreements	0	(14,162)	0	0	86	(14,076)

	$0	$(14,162)	$0	$5,853	$86	$(8,223)

	$0	$(13,798)	$0	$5,853	$41,686	$33,741

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$6,152	$0	$0	$(21,990)	$(15,838)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,042)	$0	$(9,042)
Swap Agreements	0	7,951	0	0	79	8,030

	$0	$7,951	$0	$(9,042)	$79	$(1,012)

	$0	$14,103	$0	$(9,042)	$(21,911)	$(16,850)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$538,721	$108,772	$647,493
Corporate Bonds & Notes
Banking & Finance	0	203,456	0	203,456
Industrials	0	471,406	0	471,406
Utilities	0	82,281	0	82,281
Convertible Bonds & Notes
Industrials	0	3,711	0	3,711
Municipal Bonds & Notes
California	0	2,765	0	2,765
Illinois	0	5,477	0	5,477
Puerto Rico	0	8,748	0	8,748
West Virginia	0	5,860	0	5,860
U.S. Government Agencies	0	16,634	8,392	25,026
Non‑Agency Mortgage-Backed Securities	0	147,145	0	147,145
Asset-Backed Securities	0	126,355	11,074	137,429
Sovereign Issues	0	36,504	0	36,504
Common Stocks
Communication Services	2,912	0	1,178	4,090
Consumer Staples	371	0	0	371
Energy	1,039	0	212	1,251
Financials	4,711	0	11,027	15,738
Industrials	18	0	31,978	31,996
Rights
Financials	0	0	328	328
Warrants
Financials	0	0	365	365
Information Technology	0	0	23,913	23,913
Preferred Securities
Banking & Finance	0	32,949	0	32,949
Industrials	0	0	4,575	4,575

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
Real Estate	$10,253	$0	$0	$10,253
Short-Term Instruments
Repurchase Agreements	0	112,093	0	112,093
Argentina Treasury Bills	0	845	0	845
U.S. Treasury Bills	0	12,982	0	12,982

Total Investments	$19,304	$1,807,932	$201,814	$2,029,050

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,110	0	2,110
Over the counter	0	2,484	0	2,484

	$0	$4,594	$0	$4,594

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,559)	0	(1,559)
Over the counter	0	(9,460)	0	(9,460)

	$0	$(11,019)	$0	$(11,019)

Total Financial Derivative Instruments	$0	$(6,425)	$0	$(6,425)

Totals	$19,304	$1,801,507	$201,814	$2,022,625

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$130,842	$60,744	$(12,912)	$1,956	$(136)	$(7,170)	$32,605	$(97,157)	$108,772	$144
Corporate Bonds & Notes
Industrials	78,440	1,299	0	138	0	(4,264)	0	(75,613)	0	0
U.S. Government Agencies	8,421	0	(104)	19	34	22	0	0	8,392	16
Asset-Backed Securities	15,427	0	(947)	26	(2,613)	(819)	0	0	11,074	(3,419)
Common Stocks
Communication Services	1,516	0	0	0	0	(338)	0	0	1,178	(338)
Energy	90	0	0	0	0	122	0	0	212	122
Financials	12,865	0	0	0	0	(1,838)	0	0	11,027	(1,838)
Industrials	30,965	319	0	0	0	712	0	(18)	31,978	726
Materials	95	0	(104)	0	104	(95)	0	0	0	0
Rights
Financials	231	0	0	0	0	97	0	0	328	97
Warrants
Financials	244	0	0	0	0	121	0	0	365	121
Industrials	812	0	(164)	0	164	(812)	0	0	0	0
Information Technology	25,189	0	0	0	0	(1,276)	0	0	23,913	(1,276)
Preferred Securities Industrials	54,575	0	(60,537)	0	33,654	(23,117)	0	0	4,575	(579)

Totals	$359,712	$62,362	$(74,768)	$2,139	$31,207	$(38,655)	$32,605	$(172,788)	$201,814	$(6,224)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$26,855	Discounted Cash Flow	Discount Rate		6.180	—
	14,572	Discounted Cash Flow	Discount Spread		9.080	—
	14,224	Proxy Pricing	Base Price		95.286	—
	53,121	Third Party Vendor	Broker Quote		35.000-87.500	72.272
U.S. Government Agencies	8,392	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	11,074	Discounted Cash Flow	Discount Rate		10.000-20.000	16.751
Common Stocks
Communication Services	1,178	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Energy	212	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Financials	11,027	Indicative Market Quotation	Price		$24.000	—
Industrials	26,847	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	4,793	Discounted Cash Flow	Discount Rate		11.590	—
	338	Indicative Market Quotation	Price		$7.500	—
Rights
Financials	328	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	5	Indicative Market Quotation	Price		$2.000-3.500	3.271
	360	Other Valuation Techniques(2)	—		—	—
Information Technology	23,913	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	4,575	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/ %	0.370/24.820	—

Total	$201,814

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO Corporate & Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.4%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,294

AmSurg LLC
TBD% due 04/29/2027 µ		1,262	1,235

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		14,264	12,924

Arches Buyer, Inc.
7.634% (LIBOR01M + 3.250%) due 12/06/2027 ~		831	772

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,164	2,233

Cengage Learning, Inc.
7.814% (LIBOR06M + 4.750%) due 07/14/2026 ~		$1,086	979

Diamond Sports Group LLC
12.317% due 05/25/2026		11,926	11,332

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		8,475	8,269

Envision Healthcare Corp.
12.119% due 04/29/2027		6,938	6,791
15.744% due 04/28/2028		17,044	13,947

Forbes Energy Services LLC
7.000% due 06/30/2023 «		164	0
11.000% due 06/30/2023 «		2	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		5,740	5,668
12.565% due 10/18/2027	CAD	3,452	2,518

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		$3,301	3,193

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		75	49

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		364	195

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		5,841	5,016

Oi SA
TBD% due 02/26/2035 «		7,418	2,596

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	5,900	5,442

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		8,300	7,641
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		2,743	2,569

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$9,259	7,708
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		369	307

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		7,767	5,415

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		988	469

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)	EUR	12,536	8,633

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$15,594	13,683

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		12,019	10,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telemar Norte Leste SA
TBD% due 02/26/2035 «		$6,117	$2,141

TransDigm, Inc.
6.980% (LIBOR03M + 2.250%) due 05/30/2025 ~		14	14
7.830% due 02/22/2027		2,019	2,015

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		19,052	10,753
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		910	514

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		13,067	9,284

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		4,754	3,696

Windstream Services LLC
8.423% due 02/28/2027 «		5,480	5,228
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		2,423	2,204

Zayo Group Holdings, Inc.
7.384% (LIBOR01M + 3.000%) due 03/09/2027 ~		2,000	1,629

Total Loan Participations and Assignments (Cost $208,228)			179,693

CORPORATE BONDS & NOTES 48.1%

BANKING & FINANCE 10.8%

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (m)		1,800	1,443

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		3,400	2,558

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,000	921
2.625% due 04/28/2025		7,669	7,450
3.625% due 09/24/2024		1,714	1,746
5.375% due 01/18/2028 •		600	519
8.000% due 01/22/2030 •		2,296	2,157
8.500% due 09/10/2030 •		2,300	2,172
10.500% due 07/23/2029		2,167	2,154

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	700	172

Barclays PLC
7.437% due 11/02/2033 •		$1,708	1,795

BNP Paribas SA
3.132% due 01/20/2033 •		1,506	1,193

BOI Finance BV
7.500% due 02/16/2027	EUR	2,600	2,248

Corsair International Ltd.
5.473% due 01/28/2027 •		1,000	1,062

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		$700	567

Credit Agricole SA
7.875% due 01/23/2024 •(i)(j)		200	199

Credit Suisse Group AG
6.373% due 07/15/2026 •(m)		400	376
6.442% due 08/11/2028 •(m)		600	547

GSPA Monetization Trust
6.422% due 10/09/2029		2,655	2,551

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		704	581

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)	EUR	1,542	1,585

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		$6	6

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	1,146

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	415	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
4.750% due 04/15/2028 (m)		$2,200	$1,763
6.000% due 01/15/2030 (m)		7,721	4,896
6.500% due 02/15/2029 (m)		2,600	1,727

VICI Properties LP
3.875% due 02/15/2029 (m)		5,800	5,092
5.750% due 02/01/2027 (m)		700	683

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		7,150	5,675

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		660	636

			56,115

INDUSTRIALS 31.5%

AA Bond Co. Ltd.
5.500% due 07/31/2050	GBP	2,332	2,446

Altice Financing SA
5.750% due 08/15/2029 (m)		$1,925	1,518

Altice France Holding SA
10.500% due 05/15/2027 (m)		4,500	3,441

Boeing Co.
6.125% due 02/15/2033 (m)		1,447	1,475

Carvana Co.
10.250% due 05/01/2030		2,200	1,038

CDW LLC
3.569% due 12/01/2031 (m)		800	661

CGG SA
7.750% due 04/01/2027	EUR	2,550	2,240
8.750% due 04/01/2027 (m)		$6,964	5,578

Champion Path Holdings Ltd.
4.500% due 01/27/2026		1,000	873
4.850% due 01/27/2028		1,100	928

Community Health Systems, Inc.
8.000% due 03/15/2026 (m)		9,682	8,835

CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		586	610

DISH DBS Corp.
5.250% due 12/01/2026 (m)		3,700	3,124
5.750% due 12/01/2028 (m)		5,720	4,576

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		3,597	991

Dufry One BV
3.625% due 04/15/2026	CHF	2,741	2,610

Exela Intermediate LLC
11.500% due 07/15/2026		$85	15

Ford Motor Co.
7.700% due 05/15/2097 (m)		6,540	6,201

HCA, Inc.
7.500% due 11/15/2095 (m)		1,200	1,292

HF Sinclair Corp.
4.500% due 10/01/2030 (m)		3,721	3,275

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		12,686	11,373

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	2,600	2,645

Market Bidco Finco PLC
4.750% due 11/04/2027		700	605

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (m)		$1,732	1,594
5.750% due 07/21/2028 (m)		1,500	1,257

New Albertsons LP
6.570% due 02/23/2028		5,600	5,759

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		11,300	9,615

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		47	52

Norfolk Southern Corp.
4.100% due 05/15/2121 (m)		600	418

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(i)		753	2

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	2,400	$1,874

Oracle Corp.
4.100% due 03/25/2061 (k)(m)		$200	140

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	2,422	2,035

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (m)		$4,000	3,386

QVC, Inc.
5.950% due 03/15/2043 (m)		1,774	880

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,000	653

Sands China Ltd.
2.800% due 03/08/2027 (m)		$600	515
3.350% due 03/08/2029 (m)		500	409
5.900% due 08/08/2028 (m)		5,128	4,808

Seagate HDD Cayman
4.091% due 06/01/2029 (m)		2,000	1,661

Times Square Hotel Trust
8.528% due 08/01/2026		836	826

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,998	1,778
5.750% due 09/30/2039 (m)		8,259	7,851

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,655	364

United Group BV
4.875% due 07/01/2024	EUR	100	100

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(m)		$1,106	1,114
8.250% due 04/30/2028 (b)		909	915

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	90,000	6,360

Veritas U.S., Inc.
7.500% due 09/01/2025 (m)		$3,610	2,494

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)		3,697	3,906

VOC Escrow Ltd.
5.000% due 02/15/2028 (m)		4,200	3,619

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026		2,966	2,009

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(m)		19,131	17,648

Windstream Escrow LLC
7.750% due 08/15/2028 (m)		8,500	6,946

Wynn Macau Ltd.
5.125% due 12/15/2029		200	162
5.500% due 01/15/2026 (m)		416	382
5.500% due 10/01/2027		200	175
5.625% due 08/26/2028 (m)		7,284	6,237

			164,294

UTILITIES 5.8%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		1,600	1,545
7.125% due 02/11/2025		4,070	3,716

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		3,600	3,503

NGD Holdings BV
6.750% due 12/31/2026		377	176

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		202	112

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		5,677	1,519

Oi SA
10.000% due 07/27/2025		24,519	4,237

Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	15
4.000% due 12/01/2046		7	5
4.200% due 03/01/2029 (m)		1,500	1,342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/15/2046 (m)	$1,700	$1,189
4.300% due 03/15/2045 (m)	27	19
4.450% due 04/15/2042 (m)	213	159
4.500% due 12/15/2041 (m)	275	195
4.600% due 06/15/2043 (m)	118	90
4.750% due 02/15/2044 (m)	3,754	2,886
4.950% due 07/01/2050 (m)	3,358	2,616

Peru LNG SRL
5.375% due 03/22/2030	6,860	5,739

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	142	144
9.250% due 07/06/2024	1,030	1,045

		30,252

Total Corporate Bonds & Notes (Cost $301,433)		250,661

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026	3,400	2,139

Total Convertible Bonds & Notes (Cost $3,400)		2,139

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	530	491

ILLINOIS 1.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	4,600	4,855

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	85	86

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	19	20

		4,961

PUERTO RICO 0.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	1,227	539

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	44,400	3,306

Total Municipal Bonds & Notes (Cost $10,430)		9,297

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(m)	15,389	2,454
10.139% due 07/25/2029 •	1,150	1,255

Freddie Mac
3.500% due 05/25/2050 (a)(m)	1,802	377
5.992% due 11/25/2055 «~	7,697	4,731
11.939% due 12/25/2027 ~	3,093	3,106

Total U.S. Government Agencies (Cost $16,655)		11,923

NON‑AGENCY MORTGAGE-BACKED SECURITIES 9.0%

Banc of America Funding Trust
6.000% due 07/25/2037 ^	162	127

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	122	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
3.071% due 08/28/2037 ~	$1,822	$1,788
3.082% due 03/27/2036 ~	1,399	1,009
4.611% due 03/26/2037 þ	646	876

Bear Stearns ALT‑A Trust
3.336% due 11/25/2035 ^~	2,739	2,415
3.580% due 09/25/2047 ^~	3,803	1,999
3.586% due 11/25/2036 ^~	2,550	1,366
3.697% due 08/25/2036 ^~	578	308
3.908% due 09/25/2035 ^~	243	144
4.889% due 01/25/2036 ^•	495	639

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	96	96

CD Mortgage Trust
5.688% due 10/15/2048	337	297

Chase Mortgage Finance Trust
3.946% due 12/25/2035 ^~	4	3
6.000% due 07/25/2037 ^	515	252

Citigroup Mortgage Loan Trust
3.993% due 04/25/2037 ^~	129	108

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	510	82

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	724	433

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	196	89
5.750% due 01/25/2035	133	126
5.750% due 02/25/2035	198	139
5.750% due 03/25/2037 ^	405	233
6.000% due 02/25/2035	641	489
6.000% due 04/25/2036	706	349
6.000% due 02/25/2037 ^	3,948	1,584
6.000% due 04/25/2037 ^	713	360
6.250% due 12/25/2036 ^•	1,020	471
6.500% due 08/25/2036 ^	369	133

Countrywide Home Loan Mortgage Pass-Through Trust
3.501% due 09/20/2036 ^~	134	116
6.000% due 07/25/2037	1,093	526

Credit Suisse Mortgage Capital Certificates
3.902% due 10/26/2036 ~	5,862	4,880

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~	950	959

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,600	4,336

GSR Mortgage Loan Trust
3.814% due 08/25/2034 ~	221	193
6.000% due 02/25/2036 ^	1,304	597

HarborView Mortgage Loan Trust
3.764% due 06/19/2036 ^~	3,739	1,748
4.819% due 01/19/2036 ^•	440	402

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,320	1,078

Jackson Park Trust
3.242% due 10/14/2039 ~	1,772	1,281

Jefferies Resecuritization Trust
6.000% due 05/26/2036	6,794	3,087

JP Morgan Alternative Loan Trust
3.699% due 03/25/2037 ^~	715	633
6.000% due 12/25/2035 ^	820	596

JP Morgan Mortgage Trust
3.478% due 02/25/2036 ^~	1,007	748
3.480% due 04/25/2037 ~	3	2
3.850% due 01/25/2037 ^~	229	187

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	44	40

Lehman XS Trust
4.829% due 06/25/2047 •	941	840

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,447	537

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~	420	231

Residential Accredit Loans, Inc. Trust
4.623% due 12/26/2034 ^~	814	317
4.849% due 05/25/2037 ^•	82	68
6.000% due 08/25/2036 ^	151	126

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		$2,382	$908
6.250% due 09/25/2037 ^		2,396	966

Residential Funding Mortgage Securities, Inc. Trust
4.412% due 02/25/2037 ~		778	541
6.500% due 03/25/2032		83	79

Sequoia Mortgage Trust
3.051% due 07/20/2037 ^~		265	218
3.227% due 02/20/2047 ~		141	117

Structured Adjustable Rate Mortgage Loan Trust
3.688% due 07/25/2035 ^~		315	268
3.694% due 01/25/2036 ^~		1,250	787
4.022% due 11/25/2036 ^~		1,116	936

SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~		164	99
3.232% due 02/25/2037 ^~		94	82

WaMu Mortgage Pass-Through Certificates Trust
3.211% due 02/25/2037 ^~		266	239
3.367% due 07/25/2037 ^~		221	185
3.672% due 10/25/2036 ^~		1,017	876
3.864% due 07/25/2037 ^~		459	421

Washington Mutual Mortgage Pass-Through Certificates Trust
2.888% due 05/25/2047 ^•		58	8
6.000% due 10/25/2035 ^		975	670

Total Non‑Agency Mortgage-Backed Securities (Cost $59,680)			46,941

ASSET-BACKED SECURITIES 12.3%

ACE Securities Corp. Home Equity Loan Trust
4.974% due 02/25/2036 •		24,062	20,249

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	503

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,499

Argent Securities Trust
4.769% due 03/25/2036 ~		3,054	1,632

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	1,600	775

Bear Stearns Asset-Backed Securities Trust
4.529% due 10/25/2036 ^~		$1,873	2,704
6.500% due 10/25/2036 ^		333	180

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		175,347	1,295

Carlyle U.S. CLO Ltd.
0.000% due 07/20/2029 ~		1,895	550

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	528
0.000% due 10/22/2031 ~		1,500	315

Citigroup Mortgage Loan Trust
4.549% due 12/25/2036 ~		1,318	743

First Franklin Mortgage Loan Trust
5.334% due 09/25/2035 ~		3,443	3,027
5.364% due 05/25/2036 •		6,602	5,760

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	94

Home Equity Mortgage Loan Asset-Backed Trust
4.549% due 07/25/2037 ~		$7,893	4,269

JP Morgan Mortgage Acquisition Trust
4.442% due 10/25/2030 ^þ		3,586	1,991

Lehman XS Trust
5.670% due 08/25/2035 ^þ		19	19

LNR CDO Ltd.
4.669% due 02/28/2043 ~		1,616	26

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	542

Merrill Lynch Mortgage Investors Trust
4.336% due 04/25/2037 ~		376	188

Morgan Stanley ABS Capital, Inc. Trust
4.689% due 06/25/2036 •		260	227

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		412	195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
6.159% due 10/25/2034 ~		$573	$546

Residential Asset Mortgage Products Trust
5.589% due 01/25/2035 ^~		2,013	1,823

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		3	1,909

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		4	1,368

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	422
0.000% due 10/15/2048 «(f)		1	324

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,300	436
0.000% due 07/25/2040 «(f)		21	249
0.000% due 09/25/2040 «(f)		1,718	235

South Coast Funding Ltd.
5.192% due 08/10/2038 •		9,503	747

Symphony CLO Ltd.
8.611% due 07/14/2026 •		2,000	1,904

Taberna Preferred Funding Ltd.
4.218% due 07/05/2035 ~		2,071	1,887
4.912% due 08/05/2036 •		278	248
4.912% due 08/05/2036 ^~		5,141	4,588

Total Asset-Backed Securities (Cost $82,355)			63,997

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		2,782	644
1.000% due 07/09/2029		669	179
1.400% due 03/25/2023	ARS	56,606	172
1.500% due 07/09/2035 þ		$3,003	680
1.500% due 07/09/2046 þ		115	30
3.500% due 07/09/2041 þ(m)		5,955	1,708
3.875% due 01/09/2038 þ(m)		10,995	3,501
15.500% due 10/17/2026	ARS	53,560	41

Autonomous City of Buenos Aires
72.479% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	282
72.986% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	63

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$600	233
7.875% due 02/11/2035 ^(c)		600	217
8.750% due 03/11/2061 ^(c)		200	71

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	136,752	377

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	315
3.900% due 01/30/2033		693	710
4.000% due 01/30/2037		543	546
4.200% due 01/30/2042		678	723

Russia Government International Bond
1.125% due 11/20/2027 ^(c)		100	31

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)		1,054	210

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	2
9.250% due 09/15/2027 ^(c)		308	29

Total Sovereign Issues (Cost $20,751)			10,764

		SHARES
COMMON STOCKS 4.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)		531,903	559

iHeartMedia, Inc. ‘A’ (d)		126,306	774

iHeartMedia, Inc. ‘B’ «(d)		98,039	541

			1,874

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	454,519	$137

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(k)	1,070	37

Noble Corp. PLC (d)	13,102	494

		531

FINANCIALS 1.1%

Banca Monte dei Paschi di Siena SpA (d)	687,000	1,415

Intelsat SA «(d)(k)	172,828	4,148

		5,563

INDUSTRIALS 2.9%

Neiman Marcus Group Ltd. LLC «(d)(k)	73,491	12,938

Syniverse Holdings, Inc. «(k)	1,842,774	1,771

Voyager Aviation Holdings LLC «(d)	995	0

Westmoreland Mining Holdings «(d)(k)	50,497	379

		15,088

Total Common Stocks (Cost $27,343)		23,193

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	18,304	124

Total Rights (Cost $0)		124

WARRANTS 1.9%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	605	2

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	18,079	136

		138

INFORMATION TECHNOLOGY 1.9%

Windstream Holdings LLC - Exp. 9/21/2055 «	493,740	9,995

Total Warrants (Cost $8,255)		10,133

PREFERRED SECURITIES 3.0%

BANKING & FINANCE 2.7%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(m)	2,300,000	1,290

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	70,000	62

Compeer Financial ACA
4.875% due 08/15/2026 •(i)(m)	1,600,000	1,591

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	1,000,000	930

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	10,020,000	10,315

		14,188

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC «	5,971	1,603

Total Preferred Securities (Cost $20,440)		15,791

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	2,634	$61

Uniti Group, Inc.	239,397	1,324

VICI Properties, Inc.	77,566	2,513

Total Real Estate Investment Trusts (Cost $1,645)		3,898

SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS (l) 11.4%

		59,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
18.872% due 05/19/2023 (f)(g)(h)	ARS	70,467	$214

U.S. TREASURY BILLS 0.5%
3.936% due 01/05/2023 - 03/02/2023 (e)(f)(p)		$2,432	2,424

Total Short-Term Instruments (Cost $62,001)			61,968

Total Investments in Securities (Cost $822,616)			690,522

Total Investments 132.4% (Cost $822,616)			$690,522

MARKET VALUE (000S)
Financial Derivative Instruments (n)(o) (0.2)% (Cost or Premiums, net $(9,603))	$(916)

Auction-Rate Preferred Shares (4.5)%	(23,525)

Other Assets and Liabilities, net (27.7)%	(144,431)

Net Assets Applicable to Common Shareholders 100.0%	$521,650

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in‑kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.
(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$16	$37	0.01%
Intelsat SA	06/19/2017 ‑ 02/23/2022	12,540	4,148	0.80
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	12,938	2.48
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 ‑ 08/12/2021	220	140	0.02
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	1,808	1,771	0.34
Westmoreland Mining Holdings	12/08/2014 ‑ 10/19/2016	1,455	379	0.07

		$18,447	$19,413	3.72%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$130	U.S. Treasury Bills 0.000% due 06/29/2023	$(133)	$130	$130
NOM	4.320	12/30/2022	01/03/2023	59,200	U.S. Treasury Bonds 2.875% due 05/15/2043	(60,381)	59,200	59,228

Total Repurchase Agreements						$(60,514)	$59,330	$59,358

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.760%	09/12/2022	01/10/2023			$(956)	$(967)
	3.760	10/21/2022	01/10/2023			(1,277)	(1,287)
BPS	(1.500)	12/21/2022	TBD	(3)	EUR	(302)	(323)
	0.000	11/15/2022	01/30/2023			$(621)	(621)
	2.270	11/24/2022	02/22/2023		EUR	(518)	(556)
	2.330	11/22/2022	02/22/2023			(2,358)	(2,530)
	3.640	08/12/2022	02/13/2023			$(4,097)	(4,156)
	3.900	09/02/2022	03/02/2023			(3,942)	(3,995)
	4,220	09/15/2022	03/14/2023			(2,369)	(2,400)
	4.400	10/27/2022	01/30/2023			(2,517)	(2,538)
	4.420	10/07/2022	01/09/2023			(3,027)	(3,060)
	4.500	11/16/2022	01/17/2023			(3,382)	(3,402)
	4.600	09/22/2022	03/23/2023			(3,075)	(3,115)
	4.600	09/30/2022	03/23/2023			(136)	(138)
	4.600	11/15/2022	01/19/2023			(501)	(504)
	4.620	09/23/2022	03/23/2023			(2,605)	(2,639)
	4.620	12/12/2022	03/23/2023			(1,708)	(1,713)
	4.650	11/16/2022	01/17/2023			(1,798)	(1,809)
	4.720	10/27/2022	01/30/2023			(525)	(530)
	4.970	11/18/2022	02/10/2023			(1,070)	(1,076)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(193)	(207)
BYR	4.950	09/26/2022	03/24/2023			$(896)	(903)
	4.960	10/17/2022	03/17/2023			(1,950)	(1,966)
CDC	3.270	08/04/2022	01/09/2023			(2,289)	(2,320)
	3.270	10/04/2022	01/09/2023			(1,076)	(1,085)
	3.270	10/06/2022	01/09/2023			(562)	(566)
	3.990	09/06/2022	03/03/2023			(695)	(704)
	3.990	10/27/2022	03/03/2023			(1,341)	(1,351)
	3.990	12/14/2022	03/03/2023			(1,288)	(1,291)
	4.450	10/31/2022	01/30/2023			(3,032)	(3,056)
	4.610	10/21/2022	02/17/2023			(1,109)	(1,119)
	4.620	10/14/2022	02/13/2023			(326)	(329)
	4.620	10/28/2022	02/13/2023			(1,737)	(1,752)
	4.620	11/02/2022	02/13/2023			(588)	(593)
	4.620	11/15/2022	02/13/2023			(1,031)	(1,037)
	4.620	12/22/2022	02/13/2023			(532)	(533)
	4.640	11/14/2022	02/13/2023			(62)	(63)
	4.680	11/14/2022	02/13/2023			(1,243)	(1,251)
	4.730	10/31/2022	01/30/2023			(795)	(802)
	4.760	10/07/2022	04/05/2023			(6,709)	(6,787)
	4.850	10/11/2022	04/06/2023			(4,794)	(4,849)
	4.880	11/16/2022	02/07/2023			(1,127)	(1,134)
CEW	2.400	08/05/2022	TBD	(3)	GBP	(2,168)	(2,640)
IND	4.530	10/28/2022	01/31/2023			$(2,767)	(2,790)
	4.660	11/08/2022	01/31/2023			(875)	(881)
	4.740	10/28/2022	01/31/2023			(2,607)	(2,630)
	5.010	12/12/2022	03/07/2023			(196)	(197)
JML	1.500	09/14/2022	TBD	(3)	EUR	(299)	(320)
	2.000	11/08/2022	02/07/2023			(1,292)	(1,387)
	2.050	09/14/2022	TBD	(3)		(6,035)	(6,475)
	2.120	11/04/2022	02/07/2023			(1,515)	(1,627)
	2.150	11/07/2022	02/09/2023			(1,691)	(1,817)
	2.150	11/08/2022	02/07/2023			(8,306)	(8,920)
	4.700	12/16/2022	02/03/2023			$(234)	(235)
	4.750	12/16/2022	02/03/2023			(4,043)	(4,052)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MBC	2.050	11/02/2022	TBD	(3)	EUR	(583)	$(626)
MEI	4.700	11/14/2022	02/13/2023			$(186)	(187)
	4.700	11/15/2022	02/13/2023			(307)	(309)
	4.700	11/29/2022	02/13/2023			(951)	(955)
	4.720	10/24/2022	01/27/2023			(1,174)	(1,185)
	4.770	10/24/2022	01/27/2023			(649)	(655)
RCY	4.170	09/16/2022	01/17/2023			(1,995)	(2,020)
	4.590	10/17/2022	02/17/2023			(279)	(282)
RDR	4.260	10/06/2022	02/03/2023			(82)	(83)
	4.430	10/26/2022	01/30/2023			(2,133)	(2,152)
	4.500	10/31/2022	01/30/2023			(4,569)	(4,606)
	4.600	11/04/2022	02/03/2023			(17)	(18)
	4.700	11/10/2022	02/10/2023			(183)	(184)
SCX	4.530	10/03/2022	04/03/2023			(878)	(889)
SOG	3.830	10/25/2022	02/17/2023			(1,585)	(1,596)
	4.250	09/15/2022	01/13/2023			(3,269)	(3,311)
	4.450	10/24/2022	02/06/2023			(1,163)	(1,173)
	4.640	10/14/2022	02/14/2023			(6,923)	(6,995)
	4.660	10/25/2022	01/25/2023			(557)	(562)
	4.660	11/09/2022	01/24/2023			(2,057)	(2,072)
	4.760	11/09/2022	02/17/2023			(707)	(712)
	4.790	11/02/2022	02/02/2023			(5,048)	(5,090)
	4.820	11/30/2022	02/22/2023			(455)	(457)
	4.820	12/23/2022	02/22/2023			(655)	(656)
	4.830	11/04/2022	02/06/2023			(1,281)	(1,292)
	4.900	10/12/2022	04/12/2023			(6,008)	(6,076)
UBS	2.150	11/22/2022	02/20/2023		EUR	(1,801)	(1,932)
	4.220	09/19/2022	01/19/2023			$(919)	(931)
	4.320	09/27/2022	01/27/2023			(7,766)	(7,857)
	4.380	10/03/2022	02/03/2023			(1,772)	(1,792)
	4.590	10/14/2022	01/17/2023			(7,871)	(7,953)
	4.840	11/02/2022	02/03/2023			(6,198)	(6,250)

Total Reverse Repurchase Agreements							$(175,886)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(2,254)	$0	$(2,254)	$2,429	$175
BPS	0	(35,105)	0	(35,105)	40,267	5,162
BRC	0	(207)	0	(207)	103	(104)
BYR	0	(2,869)	0	(2,869)	3,295	426
CDC	0	(30,622)	0	(30,622)	34,318	3,696
CEW	0	(2,640)	0	(2,640)	2,444	(196)
FICC	130	0	0	130	(133)	(3)
IND	0	(6,498)	0	(6,498)	7,488	990
JML	0	(24,833)	0	(24,833)	27,482	2,649
MBC	0	(626)	0	(626)	698	72
MEI	0	(3,291)	0	(3,291)	4,242	951
NOM	59,228	0	0	59,228	(60,381)	(1,153)
RCY	0	(2,302)	0	(2,302)	3,081	779
RDR	0	(7,043)	0	(7,043)	7,384	341
SCX	0	(889)	0	(889)	923	34
SOG	0	(29,992)	0	(29,992)	35,285	5,293
UBS	0	(26,715)	0	(26,715)	31,219	4,504

Total Borrowings and Other Financing Transactions	$59,358	$(175,886)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(53,831)	$(76,002)	$(28,181)	$158,014
U.S. Government Agencies	0	(2,020)	(282)	0	(2,302)
Sovereign Issues	0	0	(4,287)	0	(4,287)
Preferred Securities	0	0	(10,273)	(1,010)	(11,283)

Total Borrowings	$0	$(55,851)	$(90,844)	$(29,191)	$(175,886)

Payable for reverse repurchase agreements					$(175,886)

(m)	Securities with an aggregate market value of $204,889 and cash of $1,154 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(217,617) at a weighted average interest rate of 2.698%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$	3,600	$(163)	$289	$126	$0	$(8)
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222		100	(8)	12	4	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		3,100	(265)	356	91	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		3,500	371	(125)	246	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896	EUR	3,363	123	(625)	(502)	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		6,200	(677)	360	(317)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993		2,000	(149)	17	(132)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		2,100	(160)	(42)	(202)	0	(2)

							$(928)	$242	$(686)	$4	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2032	GBP	7,800	$757	$1,551	$2,308	$6	$0
Receive(5)	1‑Day GBP‑SONIO Compounded‑OIS	2.000	Annual	03/15/2033		2,800	311	166	477	2	0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		1,600	328	631	959	2	0
Receive	1‑Day USD‑Federal Funds Rate Compounded‑OIS	0.100	Annual	01/13/2023		$1,000	0	18	18	0	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024		21,800	(1)	326	325	11	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		11,000	1	162	163	4	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		1,700	1	40	41	2	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2027		32,300	(2,862)	299	(2,563)	0	(48)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		118,700	(12,228)	625	(11,603)	53	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2032		23,900	(3,269)	143	(3,126)	0	(69)
Pay	3‑Month USD‑LIBOR	2.750	Semi‑Annual	12/19/2023		64,000	(594)	(887)	(1,481)	0	(40)
Pay	3‑Month USD‑LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(7,834)	(3,170)	0	(111)
Receive	3‑Month USD‑LIBOR	1.250	Semi‑Annual	12/15/2026		56,800	(960)	7,025	6,065	94	0
Pay	3‑Month USD‑LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	(3,433)	(3,108)	0	(77)
Receive	3‑Month USD‑LIBOR	1.370	Semi-Annual	08/25/2028		16,898	0	2,218	2,218	32	0
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	(7,406)	(3,670)	0	(147)
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		46,800	3,315	7,247	10,562	111	0
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		10,400	860	1,484	2,344	19	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		36,100	(572)	6,358	5,786	69	0
Pay	3‑Month USD‑LIBOR	3.500	Semi-Annual	06/19/2044		93,400	(3,047)	502	(2,545)	70	0

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3‑Month USD‑LIBOR	2.000	Semi‑Annual	01/15/2050		$8,300	$(60)	$2,326	$2,266	$40	$0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	4,644	4,611	68	0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	4,519	4,461	73	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	2,480	2,447	56	0
Pay	3‑Month USD‑LIBOR	2.000	Semi-Annual	12/15/2051		10,900	798	(3,844)	(3,046)	0	(55)
Receive	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/01/2052		76,450	(1,229)	26,251	25,022	0	(97)
Pay	6‑Month AUD‑BBR‑BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(273)	(85)	0	(1)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,877	2,036	33	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		6,200	583	1,068	1,651	30	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	09/21/2052		2,600	225	920	1,145	23	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		8,100	20	240	260	11	0

							$(8,675)	$49,443	$40,768	$809	$(645)

Total Swap Agreements							$(9,603)	$49,685	$40,082	$813	$(658)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$813	$813	$0	$0		$(658)	$(658)

Cash of $24,463 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023	EUR	1,486		$1,573	$0	$(19)
	02/2023	CHF	1,648		1,741	0	(50)
	02/2023	PEN	1,457		371	0	(11)

BPS	01/2023		$605	EUR	568	3	0

BRC	01/2023		519	GBP	431	2	0
	02/2023	CHF	847		$903	0	(17)

CBK	01/2023	EUR	1,511		$1,613	$0	$(5)
	01/2023	PEN	5,135		1,279	0	(71)
	01/2023		$393	EUR	370	3	0
	02/2023	BRL	4,635		$859	0	(14)
	03/2023	PEN	1,627		421	0	(5)
	05/2023		1,239		312	0	(10)

GLM	03/2023		$88	MXN	1,800	4	0
	05/2023		2,536	PEN	10,265	139	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

MBC	01/2023	EUR	46,163		$48,389	0	(1,047)
	01/2023	GBP	974		1,187	9	0
	01/2023		$362	EUR	341	3	0
	02/2023	CAD	1,139		$859	18	0

MYI	01/2023	AUD	285		191	0	(3)

Total Forward Foreign Currency Contracts						$181	$(1,252)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(80)	$0	$0	$(80)	$(80)	$71	$(9)
BPS	3	0	0	3	0	0	0	0	3	0	3
BRC	2	0	0	2	(17)	0	0	(17)	(15)	0	(15)
CBK	3	0	0	3	(105)	0	0	(105)	(102)	0	(102)
GLM	143	0	0	143	0	0	0	0	143	0	143
MBC	30	0	0	30	(1,047)	0	0	(1,047)	(1,017)	804	(213)
MYI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$181	$0	$0	$181	$(1,252)	$0	$0	$(1,252)

(p)
Securities with an aggregate market value of $874 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS
The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.
Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$809	$813

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$181	$0	$181

	$0	$4	$0	$181	$809	$994

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$13	$0	$0	$645	$658

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,252	$0	$1,252

	$0	$13	$0	$1,252	$645	$1,910

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$423	$0	$0	$29,444	$29,867

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,171	$0	$2,171

	$0	$423	$0	$2,171	$29,444	$32,038

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,583	$0	$0	$(23,465)	$(21,882)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,623)	$0	$(2,623)

	$0	$1,583	$0	$(2,623)	$(23,465)	$(24,505)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$153,300	$26,393	$179,693
Corporate Bonds & Notes
Banking & Finance	0	56,115	0	56,115
Industrials	0	164,294	0	164,294
Utilities	0	30,252	0	30,252
Convertible Bonds & Notes
Industrials	0	2,139	0	2,139
Municipal Bonds & Notes
California	0	491	0	491
Illinois	0	4,961	0	4,961
Puerto Rico	0	539	0	539
West Virginia	0	3,306	0	3,306
U.S. Government Agencies	0	7,192	4,731	11,923
Non‑Agency Mortgage-Backed Securities	0	46,941	0	46,941
Asset-Backed Securities	0	58,948	5,049	63,997
Sovereign Issues	0	10,764	0	10,764
Common Stocks
Communication Services	1,333	0	541	1,874
Consumer Staples	137	0	0	137
Energy	494	0	37	531
Financials	1,415	0	4,148	5,563
Industrials	0	0	15,088	15,088
Rights
Financials	0	0	124	124
Warrants
Financials	0	0	138	138
Information Technology	0	0	9,995	9,995
Preferred Securities
Banking & Finance	0	14,188	0	14,188

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Industrials	$0	$0	$1,603	$1,603
Real Estate Investment Trusts
Real Estate	3,898	0	0	3,898
Short-Term Instruments
Repurchase Agreements	0	59,330	0	59,330
Argentina Treasury Bills	0	214	0	214
U.S. Treasury Bills	0	2,424	0	2,424

Total Investments	$7,277	$615,398	$67,847	$690,522

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	813	0	813
Over the counter	0	181	0	181

	$0	$994	$0	$994

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(658)	$0	$(658)
Over the counter	0	(1,252)	0	(1,252)

	$0	$(1,910)	$0	$(1,910)

Total Financial Derivative Instruments	$0	$(916)	$0	$(916)

Totals	$7,277	$614,482	$67,847	$689,606

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$28,415	$17,838	$(4,526)	$(362)	$(42)	$(461)	$10,678	$(25,147)	$26,393	$579
Corporate Bonds & Notes Industrials	25,248	287	0	50	0	(1,438)	0	(24,147)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	December 31, 2022	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
U.S. Government Agencies	4,747	0	(59)	10	20	13	0	0	4,731	9
Asset-Backed Securities	6,934	0	(473)	14	(1,306)	(120)	0	0	5,049	(1,421)
Common Stocks
Communication Services	696	0	0	0	0	(155)	0	0	541	(155)
Energy	16	0	0	0	0	21	0	0	37	21
Financials	4,839	0	0	0	0	(691)	0	0	4,148	(691)
Industrials	14,393	118	0	0	0	577	0	0	15,088	577
Materials	27	0	(29)	0	29	(27)	0	0	0	0
Rights
Financials	87	0	0	0	0	37	0	0	124	37
Warrants
Financials	92	0	0	0	0	46	0	0	138	46
Industrials	464	0	(94)	0	94	(464)	0	0	0	0
Information Technology	10,529	0	0	0	0	(534)	0	0	9,995	(534)
Preferred Securities
Industrials	30,044	0	(34,591)	0	19,229	(13,079)	0	0	1,603	(203)

Totals	$126,531	$18,243	$(39,772)	$(288)	$18,024	$(16,275)	$10,678	$(49,294)	$67,847	$(1,735)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
						Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,442	Discounted Cash Flow	Discount Spread			9.080	—
	5,228	Proxy Pricing	Base Price			95.286	—
	15,723	Third Party Vendor	Broker Quote			35.000-87.500	69.678
U.S. Government Agencies	4,731	Discounted Cash Flow	Discount Rate			12.000	—
Asset-Backed Securities	5,049	Discounted Cash Flow	Discount Rate			10.000-20.000	16.856
Common Stocks
Communication Services	541	Reference Instrument	Stock Price W/ Liquidity Discount			10.000	—
Energy	37	Market Comparable Valuation	EBITDA Multiple	X		4.600	—
Financials	4,148	Indicative Market Quotation	Price	$		24.000	—
Industrials	12,938	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X	/%	0.620|6.160/10.000	—
	1,771	Discounted Cash Flow	Discount Rate			11.590	—
	379	Indicative Market Quotation	Price	$		7.500	—
Rights
Financials	124	Other Valuation Techniques(2)	—			—	—
Warrants
Financials	2	Indicative Market Quotation	Price	$		2.000-3.500	3.273
	136	Other Valuation Techniques(2)	—			—	—
Information Technology	9,995	Market Comparable Valuation	EBITDA Multiple	X		4.500	—
Preferred Securities
Industrials	1,603	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/ Discount Rate	X	/%	0.370/24.820	—

Total	$67,847

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 29.2%

AmSurg LLC
TBD% due 04/29/2027 µ		$1,615	$1,581

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		15,313	13,858

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,462	2,540

Diamond Sports Group LLC
12.317% due 05/25/2026		$13,924	13,231

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		2,642	2,578

Envision Healthcare Corp.
12.119% due 04/29/2027		8,885	8,696
15.744% due 04/28/2028		21,083	17,253

Forbes Energy Services LLC
7.000% due 06/30/2023 «		954	0
11.000% due 06/30/2023 «		13	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		7,395	7,303
12.565% due 10/18/2027	CAD	1,613	1,177

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		$4,244	4,106

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		105	68

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		513	276

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		7,623	6,546

Oi SA
TBD% due 02/26/2035 «		3,485	1,220

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	7,400	6,825

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		11,661	10,735
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		1,706	1,598

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$12,680	10,556

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		4,100	2,858

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		1,284	610

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)	EUR	16,066	11,064

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$19,788	17,364

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		15,164	13,041

Telemar Norte Leste SA
TBD% due 02/26/2035 «		19,258	6,741

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		23,731	13,393
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		1,749	987

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		5,400	3,837

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		8,312	6,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Services LLC
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		$2,646	$2,407

Total Loan Participations and Assignments (Cost $223,394)			188,912

CORPORATE BONDS & NOTES 45.1%

BANKING & FINANCE 10.8%

Ally Financial, Inc.
8.000% due 11/01/2031		1,108	1,155

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (k)		1,870	1,499

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		1,900	1,429

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (k)		4,221	3,452

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,400	1,289
2.625% due 04/28/2025		9,492	9,220
3.625% due 09/24/2024		2,131	2,171
5.375% due 01/18/2028 •		1,700	1,471
8.000% due 01/22/2030 •		2,230	2,095
8.500% due 09/10/2030 •		3,500	3,305
10.500% due 07/23/2029		2,067	2,055

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	246

Barclays PLC
7.437% due 11/02/2033 •		$2,112	2,219

BNP Paribas SA
3.132% due 01/20/2033 •		1,861	1,474

BOI Finance BV
7.500% due 02/16/2027	EUR	3,300	2,853

Claveau Re Ltd.
21.590% (T‑BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,175

Corsair International Ltd.
5.473% due 01/28/2027 •	EUR	1,000	1,062

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	810

Credit Agricole SA
7.875% due 01/23/2024 •(g)(h)		250	249

Credit Suisse Group AG
6.373% due 07/15/2026 •(k)		500	470
6.442% due 08/11/2028 •(k)		700	639
7.250% due 09/12/2025 •(g)(h)		200	144
7.500% due 07/17/2023 •(g)(h)(k)		400	321

GSPA Monetization Trust
6.422% due 10/09/2029		4,384	4,213

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		939	775

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(g)(h)	EUR	716	736

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		$1,545	1,467

Uniti Group LP
4.750% due 04/15/2028 (k)		2,800	2,244
6.000% due 01/15/2030 (k)		8,363	5,303
6.500% due 02/15/2029 (k)		3,100	2,060

VICI Properties LP
3.875% due 02/15/2029 (k)		6,900	6,057

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		7,250	5,755

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		840	809

			70,222

INDUSTRIALS 27.5%

AA Bond Co. Ltd.
5.500% due 07/31/2050	GBP	895	939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Financing SA
5.750% due 08/15/2029 (k)		$972	$766

American Airlines Pass-Through Trust
3.375% due 11/01/2028 (k)		1,377	1,151
3.700% due 04/01/2028 (k)		979	847

Arches Buyer, Inc.
4.250% due 06/01/2028 (k)		1,000	783

Boeing Co.
5.930% due 05/01/2060 (k)		1,007	923
6.125% due 02/15/2033 (k)		1,909	1,946

CGG SA
7.750% due 04/01/2027	EUR	1,400	1,229
8.750% due 04/01/2027 (k)		$7,789	6,239

Champion Path Holdings Ltd.
4.500% due 01/27/2026		1,700	1,484
4.850% due 01/27/2028		1,400	1,181

Community Health Systems, Inc.
8.000% due 03/15/2026 (k)		11,838	10,802

DISH DBS Corp.
5.250% due 12/01/2026 (k)		4,800	4,052
5.750% due 12/01/2028 (k)		7,850	6,280

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		2,200	606

Dufry One BV
3.625% due 04/15/2026	CHF	3,691	3,515

Exela Intermediate LLC
11.500% due 07/15/2026		$125	22

Ford Motor Co.
7.700% due 05/15/2097 (k)		13,830	13,114

General Shopping Investments Ltd.
15.335% due 03/20/2023 ^(c)(g)		2,500	269

HCA, Inc.
7.500% due 11/15/2095 (k)		3,462	3,727

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	337	306

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		$16,312	14,624

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	3,300	3,358

Market Bidco Finco PLC
4.750% due 11/04/2027		900	777

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (k)		$2,000	1,840

MGM China Holdings Ltd.
5.250% due 06/18/2025 (k)		1,800	1,696

New Albertsons LP
6.570% due 02/23/2028		4,021	4,135

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		8,700	7,403

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		60	67

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(g)		3,371	8

Petroleos Mexicanos
6.750% due 09/21/2047 (k)		1,098	703

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (k)		5,000	4,233

QVC, Inc.
5.950% due 03/15/2043 (k)		1,169	580

Sands China Ltd.
5.900% due 08/08/2028 (k)		3,379	3,168

Topaz Solar Farms LLC
4.875% due 09/30/2039		2,208	1,965
5.750% due 09/30/2039 (k)		7,167	6,813

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (k)		1,934	425

United Group BV
4.875% due 07/01/2024	EUR	100	100

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(k)		$1,428	1,438

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	120,000	8,480

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)	$3,960	$2,736

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)	8,659	9,149

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026	1,424	965
10.500% due 11/15/2026	662	611

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(k)	27,010	24,917

Windstream Escrow LLC
7.750% due 08/15/2028 (k)	9,423	7,700

Wynn Macau Ltd.
5.125% due 12/15/2029 (k)	400	324
5.500% due 01/15/2026 (k)	1,226	1,127
5.500% due 10/01/2027 (k)	3,800	3,328
5.625% due 08/26/2028 (k)	5,773	4,943

		177,794

UTILITIES 6.8%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023	1,000	965

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030	5,130	4,991

NGD Holdings BV
6.750% due 12/31/2026	846	394

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	3,307	1,826

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	16,575	4,434

Oi SA
10.000% due 07/27/2025	20,600	3,560

Pacific Gas & Electric Co.
4.000% due 12/01/2046 (k)	600	404
4.200% due 03/01/2029 (k)	2,000	1,790
4.250% due 03/15/2046 (k)	2,300	1,609
4.450% due 04/15/2042 (k)	1,203	900
4.600% due 06/15/2043	200	152
4.750% due 02/15/2044 (k)	7,809	6,004
4.950% due 07/01/2050 (k)	1,054	821
5.450% due 06/15/2027 (k)	1,400	1,383

Peru LNG SRL
5.375% due 03/22/2030	8,700	7,279

Rio Oil Finance Trust
9.250% due 07/06/2024 (k)	7,285	7,395

		43,907

Total Corporate Bonds & Notes (Cost $347,957)		291,923

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026	5,100	3,208

Total Convertible Bonds & Notes (Cost $5,100)		3,208

MUNICIPAL BONDS & NOTES 5.8%

DISTRICT OF COLUMBIA 1.7%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,803

ILLINOIS 2.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	10,316
7.517% due 01/01/2040	2,805	2,961

		13,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	$1,631	$716

TEXAS 1.2%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,425	8,086

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	66,200	4,929

Total Municipal Bonds & Notes (Cost $38,567)		37,811

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
1.711% due 07/25/2050 ~(a)(k)	3,449	344
3.500% due 09/25/2027 (a)	87	5
4.000% due 06/25/2050 (a)(k)	2,179	408
5.000% due 06/25/2050 (a)(k)	3,522	755
10.000% due 01/25/2034 ~	162	172

Freddie Mac
1.711% due 06/25/2050 •(a)(k)	3,788	396
1.782% due 07/15/2035 •(a)	472	31
1.882% due 02/15/2042 ~(a)	739	41
2.822% due 08/15/2036 •(a)	280	34
4.364% due 05/15/2033 •	23	21
5.000% due 06/15/2033 ~(a)	584	84
5.992% due 11/25/2055 «~	13,287	8,167
13.589% due 10/25/2027 ~	4,296	4,383

Ginnie Mae
3.500% due 06/20/2042 (a)(k)	39	7
3.500% due 03/20/2043 (a)	519	109
4.500% due 07/20/2042 (a)	88	11
5.000% due 09/20/2042 (a)	162	25

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2053	100	88

Total U.S. Government Agencies (Cost $17,326)		15,081

NON‑AGENCY MORTGAGE-BACKED SECURITIES 9.1%

Adjustable Rate Mortgage Trust
4.729% due 05/25/2036 •	3,135	1,203

Banc of America Alternative Loan Trust
1.211% due 06/25/2046 ^•(a)	2,627	136
2.251% due 06/25/2037 ^•(a)	2,186	196
4.749% due 06/25/2037 ~	2,013	1,499

Banc of America Funding Trust
6.000% due 07/25/2037 ^	281	220
6.250% due 10/26/2036	4,060	1,968

Banc of America Mortgage Trust
2.843% due 02/25/2036 ^~	6	5

BCAP LLC Trust
4.611% due 03/26/2037 þ	1,215	1,648
6.000% due 05/26/2037 ~	4,233	1,895

Bear Stearns Adjustable Rate Mortgage Trust
3.728% due 11/25/2034 ~	7	7

CD Mortgage Trust
5.688% due 10/15/2048	138	122

Chase Mortgage Finance Trust
3.707% due 09/25/2036 ^~	42	34
3.946% due 12/25/2035 ^~	8	7
5.500% due 05/25/2036 ^	1	1

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~	2,847	1,405

Citigroup Mortgage Loan Trust
3.595% due 07/25/2037 ^~	37	32
3.762% due 11/25/2035 ~	9,923	5,730
6.500% due 09/25/2036	2,368	1,401

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	2,620	420

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.611% due 04/25/2035 •(a)		$2,054	$53
3.435% due 02/25/2037 ^~		96	81
4.889% due 12/25/2046 •		1,705	1,375
6.000% due 02/25/2037 ^		4,106	1,684
6.250% due 12/25/2036 ^•		2,140	989
6.500% due 06/25/2036 ^		609	306

Countrywide Home Loan Mortgage Pass-Through Trust
0.961% due 12/25/2036 •(a)		1,661	75
3.501% due 09/20/2036 ^~		236	204
3.632% due 09/25/2047 ^~		17	15

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,263	781

Eurosail PLC
4.861% due 06/13/2045 ~	GBP	3,347	2,882
7.511% due 06/13/2045 ~		988	981

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~		$1,200	1,211

HarborView Mortgage Loan Trust
3.321% due 08/19/2036 ^~		3	3
3.508% due 08/19/2036 ^~		151	130

IM Pastor Fondo de Titluzacion Hipotecaria
2.221% due 03/22/2043 •	EUR	2,804	2,551

Jackson Park Trust
3.242% due 10/14/2039 ~		$2,311	1,671

JP Morgan Alternative Loan Trust
3.699% due 03/25/2037 ^~		2,806	2,488

JP Morgan Mortgage Trust
2.231% due 01/25/2037 ^•(a)		13,185	2,375
3.196% due 07/27/2037 ~		3,934	2,783

Lehman XS Trust
4.829% due 06/25/2047 •		1,454	1,297

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.544% due 04/25/2036 ^~		2,770	2,353

Nomura Resecuritization Trust
3.808% due 07/26/2035 ~		4,371	3,740

Residential Asset Securitization Trust
4.789% due 01/25/2046 ^~		168	53
6.250% due 09/25/2037 ^		4,522	1,822
6.500% due 08/25/2036 ^		795	268

Structured Adjustable Rate Mortgage Loan Trust
3.490% due 04/25/2047 ~		290	149
3.694% due 01/25/2036 ^~		100	63

Structured Asset Mortgage Investments Trust
4.769% due 07/25/2046 ^~		5,417	4,049

WaMu Mortgage Pass-Through Certificates Trust
3.347% due 05/25/2037 ^~		70	55

Washington Mutual Mortgage Pass-Through Certificates Trust
2.291% due 04/25/2037 ~(a)		7,428	1,226
6.500% due 03/25/2036 ^		4,228	2,898

Total Non‑Agency Mortgage-Backed Securities (Cost $69,887)			58,540

ASSET-BACKED SECURITIES 8.3%

ACE Securities Corp. Home Equity Loan Trust
4.669% due 07/25/2036 •		1,699	1,353

Apidos CLO
0.000% due 07/22/2026 ~		3,000	1

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,150	1,041

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		$185,947	1,373

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	254
0.000% due 01/25/2032 ~		2,200	741

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	1,909

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	919
0.000% due 10/22/2031 ~		3,000	630

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	800	251

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.659% due 09/25/2046 ~		$12,389	$10,078

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	619

Duke Funding Ltd.
5.172% due 08/07/2033 •		$13,845	2,275

Glacier Funding CDO Ltd.
4.778% due 08/04/2035 ~		6,310	819

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	188

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	1,351

Long Beach Mortgage Loan Trust
4.769% due 02/25/2036 ~		999	819

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	1,289

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		$24	1,778
0.000% due 04/16/2029 «(f)		7	400
0.000% due 07/16/2029 «(f)		10	740

Merrill Lynch Mortgage Investors Trust
4.336% due 04/25/2037 ~		627	314

Morgan Stanley Mortgage Loan Trust
6.459% due 11/25/2036 ^~		692	267
6.465% due 09/25/2046 ^þ		5,754	2,205

People’s Financial Realty Mortgage Securities Trust
4.549% due 09/25/2036 •		19,933	3,996

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,563	3,081
7.238% due 09/25/2037 ^þ		5,678	2,665

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,100	449

Sherwood Funding CDO Ltd.
4.545% due 11/06/2039 ~		$31,208	7,510

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	545

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		5	1,460

South Coast Funding Ltd.
5.192% due 08/10/2038 •		24,720	1,942

Specialty Underwriting & Residential Finance Trust
5.364% due 06/25/2036 ~		409	316

Washington Mutual Asset-Backed Certificates Trust
4.689% due 05/25/2036 •		154	118

Total Asset-Backed Securities (Cost $124,365)			53,696

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		9,019	2,086
1.000% due 07/09/2029		163	44
1.500% due 07/09/2035 þ		8,535	1,933
1.500% due 07/09/2046 þ		115	30
3.500% due 07/09/2041 þ(k)		9,486	2,720
3.875% due 01/09/2038 þ(k)		1,326	422
15.500% due 10/17/2026	ARS	38,100	29

Autonomous City of Buenos Aires
72.479% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	149
72.986% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	99

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$600	233
7.875% due 02/11/2035 ^(c)		600	218
8.750% due 03/11/2061 ^(c)		200	71

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	270,895	747

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	55
3.900% due 01/30/2033		122	125
4.000% due 01/30/2037		96	96
4.200% due 01/30/2042		119	128

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)		1,471	293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)	$34	$3
9.250% due 09/15/2027 ^(c)	452	43

Total Sovereign Issues (Cost $24,022)		9,524

	SHARES
COMMON STOCKS 4.9%
COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)	754,306	792

iHeartMedia, Inc. ‘A’ (d)	178,528	1,095

iHeartMedia, Inc. ‘B’ «(d)	138,545	764

		2,651

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	282,619	85

ENERGY 0.5%

Axis Energy Services ‘A’ «(d)(i)	6,207	216

Noble Corp. PLC (d)	71,622	2,701

		2,917

FINANCIALS 1.1%

Banca Monte dei Paschi di Siena SpA (d)	886,500	1,826

Intelsat SA «(d)(i)	221,868	5,325

		7,151

INDUSTRIALS 2.9%

Neiman Marcus Group Ltd. LLC «(d)(i)	90,604	15,951

Syniverse Holdings, Inc. «(i)	2,333,246	2,243

Voyager Aviation Holdings LLC «(d)	1,009	0

Westmoreland Mining Holdings «(d)(i)	88,291	662

		18,856

Total Common Stocks (Cost $37,165)		31,660

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	23,289	157

Total Rights (Cost $0)		157

WARRANTS 1.7%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	250	1

Intelsat Jackson Holdings SA‑Exp. 12/05/2025 «	23,229	174

		175

INFORMATION TECHNOLOGY 1.7%

Windstream Holdings LLC - Exp. 9/21/2055 «	537,548	10,882

Total Warrants (Cost $13,446)		11,057

PREFERRED SECURITIES 5.6%

BANKING & FINANCE 5.4%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(k)	27,410,000	15,372

	SHARES	MARKET VALUE (000S)

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	70,000	$63

Compeer Financial ACA
4.875% due 08/15/2026 •(g)	2,100,000	2,088

OCP CLO Ltd.
0.000% due 04/26/2028 (f)	8,700	3,957

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	12,890,000	13,269

		34,749

INDUSTRIALS 0.2%

Voyager Aviation Holdings LLC «	6,055	1,625

Total Preferred Securities (Cost $40,285)		36,374

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.	14,084	325

Uniti Group, Inc.	261,443	1,446

VICI Properties, Inc.	95,221	3,085

Total Real Estate Investment Trusts (Cost $1,770)		4,856

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.0%

REPURCHASE AGREEMENTS (j) 15.3%
		98,910

U.S. TREASURY BILLS 0.7%
3.779% due 01/05/2023 - 03/02/2023 (e)(f)(n)	$4,442	4,432

Total Short-Term Instruments (Cost $103,343)		103,342

Total Investments in Securities (Cost $1,046,627)		846,141

Total Investments 130.8% (Cost $1,046,627)		$846,141

Financial Derivative Instruments (l)(m) (0.2)% (Cost or Premiums, net $54,492)		(1,199)

Auction-Rate Preferred Shares (9.0)%		(58,050)

Other Assets and Liabilities, net (21.6)%		(139,821)

Net Assets Applicable to Common Shareholders 100.0%		$647,071

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO High Income Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$91	$216	0.03%
Intelsat SA	06/19/2017 ‑ 02/23/2022	15,920	5,325	0.82
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	15,951	2.47
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	2,289	2,243	0.35
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,160	662	0.10

		$23,378	$24,397	3.77%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$910	U.S. Treasury Bills 0.000% due 06/08/2023	$(928)	$910	$910
	4.280	12/30/2022	01/03/2023	98,000	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	(9,644)	98,000	98,047
					U.S. Treasury Notes 2.625% due 07/31/2029	(90,316)

Total Repurchase Agreements						$(100,888)	$98,910	$98,957

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BOS	3.760%	11/17/2022	01/10/2023	$		(2,619)	$(2,632)
	3.760	11/25/2022	01/10/2023			(3,489)	(3,503)
BPS	0.000	11/15/2022	02/13/2023			(803)	(803)
	2.330	11/22/2022	02/22/2023		EUR	(2,992)	(3,212)
	3.550	08/02/2022	02/02/2023	$		(6,207)	(6,301)
	3.550	09/02/2022	02/02/2023			(764)	(774)
	3.550	12/14/2022	02/02/2023			(1,321)	(1,324)
	3.760	08/31/2022	02/13/2023			(2,295)	(2,325)
	3.760	10/07/2022	02/13/2023			(254)	(256)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	3.760%	11/09/2022	02/13/2023		$		(4,173)	$(4,197)
	3.760	11/15/2022	02/13/2023				(1,840)	(1,850)
	3.935	09/01/2022	03/01/2023				(912)	(924)
	4.220	11/14/2022	03/14/2023				(1,046)	(1,052)
	4.600	09/22/2022	03/23/2023				(3,397)	(3,442)
	4.600	10/26/2022	01/19/2023				(4,019)	(4,055)
	4.620	09/23/2022	03/23/2023				(1,821)	(1,845)
	4.620	10/05/2022	03/23/2023				(1,567)	(1,585)
	4.720	10/26/2022	01/30/2023				(1,938)	(1,955)
	4.720	10/27/2022	01/30/2023				(3,366)	(3,396)
	4.720	10/28/2022	01/31/2023				(518)	(522)
BRC	7.000	12/21/2022	TBD	(3)		EUR	(1,441)	(1,543)
BYR	4.950	09/26/2022	03/24/2023			$	(6,912)	(6,967)
	4.950	11/23/2022	03/24/2023				(1,253)	(1,259)
	4.950	12/01/2022	03/24/2023				(507)	(509)
	4.960	10/11/2022	04/11/2023				(1,822)	(1,837)
	4.960	10/17/2022	03/17/2023				(14)	(14)
CDC	3.270	08/04/2022	01/09/2023				(2,137)	(2,166)
	3.270	09/26/2022	01/09/2023				(3,052)	(3,079)
	3.270	12/14/2022	01/09/2023				(1,144)	(1,146)
	3.990	10/27/2022	03/03/2023				(2,747)	(2,767)
	3.990	11/03/2022	03/03/2023				(263)	(265)
	4.450	10/14/2022	02/13/2023				(545)	(551)
	4.450	10/31/2022	01/30/2023				(2,524)	(2,544)
	4.450	11/07/2022	01/30/2023				(1,374)	(1,384)
	4.610	10/21/2022	02/17/2023				(1,500)	(1,514)
	4.620	10/14/2022	02/13/2023				(7,089)	(7,163)
	4.620	11/02/2022	02/13/2023				(498)	(502)
	4.620	11/07/2022	02/13/2023				(8,485)	(8,547)
	4.620	11/15/2022	02/13/2023				(2,308)	(2,323)
	4.620	11/23/2022	02/13/2023				(2,190)	(2,202)
	4.730	10/31/2022	01/30/2023				(12,668)	(12,774)
	4.760	10/07/2022	04/05/2023				(885)	(895)
	4.860	11/07/2022	02/07/2023				(4,141)	(4,173)
	4.860	11/23/2022	02/07/2023				(2,190)	(2,202)
CEW	2.400	08/05/2022	TBD	(3)		GBP	(791)	(963)
CIB	4.600	10/17/2022	01/17/2023			$	(6)	(6)
IND	4.530	10/28/2022	01/31/2023				(2,681)	(2,704)
	4.980	11/07/2022	03/07/2023				(4,330)	(4,364)
	5.080	11/07/2022	03/07/2023				(586)	(591)
JML	1.000	09/14/2022	TBD	(3)		EUR	(95)	(101)
	1.500	09/14/2022	TBD	(3)			(451)	(484)
	2.050	09/14/2022	TBD	(3)			(8,267)	(8,871)
	4.750	12/16/2022	02/03/2023			$	(1,619)	(1,623)
MEI	4.720	10/24/2022	01/27/2023				(207)	(209)
	4.770	10/24/2022	01/27/2023				(704)	(710)
RCY	4.170	09/16/2022	01/17/2023				(1,323)	(1,340)
	4.590	10/17/2022	02/17/2023				(332)	(335)
RDR	4.260	10/06/2022	02/03/2023				(2,294)	(2,318)
	4.430	10/26/2022	01/30/2023				(750)	(756)
	4.500	10/31/2022	01/30/2023				(2,533)	(2,553)
	4.700	11/10/2022	02/10/2023				(1,286)	(1,295)
SOG	4.640	10/14/2022	02/14/2023				(2,087)	(2,109)
	4.640	11/16/2022	02/14/2023				(522)	(525)
	4.660	10/24/2022	01/24/2023				(1,570)	(1,585)
	4.660	10/25/2022	01/25/2023				(504)	(509)
	4.660	10/28/2022	01/24/2023				(1,092)	(1,101)
	4.660	11/18/2022	01/24/2023				(2,809)	(2,825)
	4.750	10/31/2022	01/31/2023				(499)	(503)
	4.790	11/02/2022	02/02/2023				(1,193)	(1,203)
	4.790	11/04/2022	02/02/2023				(682)	(687)
	4.820	12/23/2022	02/22/2023				(834)	(835)
	4.830	11/04/2022	02/06/2023				(1,221)	(1,231)
	4.830	12/12/2022	02/06/2023				(702)	(705)
	4.900	10/12/2022	04/12/2023				(5,740)	(5,805)
	4.900	11/04/2022	04/12/2023				(801)	(807)
	4.990	11/16/2022	03/07/2023				(3,339)	(3,361)
UBS	2.150	11/22/2022	02/20/2023			EUR	(2,286)	(2,453)
	4.840	11/02/2022	02/03/2023			$	(9,596)	(9,676)

Total Reverse Repurchase Agreements								$(179,422)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Schedule of Investments	PIMCO High Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(6,135)	$0	$(6,135)	$6,538	$403
BPS	0	(39,818)	0	(39,818)	46,693	6,875
BRC	0	(1,543)	0	(1,543)	1,248	(295)
BYR	0	(10,586)	0	(10,586)	12,057	1,471
CDC	0	(56,197)	0	(56,197)	64,731	8,534
CEW	0	(963)	0	(963)	891	(72)
CIB	0	(6)	0	(6)	7	1
FICC	98,957	0	0	98,957	(100,888)	(1,931)
IND	0	(7,659)	0	(7,659)	9,129	1,470
JML	0	(11,079)	0	(11,079)	12,030	951
MEI	0	(919)	0	(919)	1,094	175
RCY	0	(1,675)	0	(1,675)	1,904	229
RDR	0	(6,922)	0	(6,922)	6,954	32
SOG	0	(23,791)	0	(23,791)	27,497	3,706
UBS	0	(12,129)	0	(12,129)	14,362	2,233

Total Borrowings and Other Financing Transactions	$98,957	$(179,422)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(36,308)	$(105,930)	$(21,305)	$(163,543)
U.S. Government Agencies	0	(1,346)	(335)	0	(1,681)
Sovereign Issues	0	0	(1,623)	0	(1,623)
Preferred Securities	0	(12,575)	0	0	(12,575)

Total Borrowings	$0	$(50,229)	$(107,888)	$(21,305)	$(179,422)

Payable for reverse repurchase agreements					$(179,422)

(k)	Securities with an aggregate market value of $211,410 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(213,714) at a weighted average interest rate of 2.778%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	2.780%	$	2,000	$(8)	$93	$85	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR	900	63	(178)	(115)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		9,400	(1,005)	525	(480)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		3,000	(227)	(62)	(289)	0	(3)

							$(1,177)	$378	$(799)	$2	$(3)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2032	GBP	13,400	$1,297	$2,668	$3,965	$10	$0
Receive(5)	1‑Day GBP‑SONIO Compounded‑OIS	2.000	Annual	03/15/2033		6,900	768	407	1,175	4	0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		2,700	(7)	1,625	1,618	4	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	$	27,200	(2)	407	405	14	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2024		370,800	(16,297)	(1,231)	(17,528)	0	(341)
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		13,700	2	201	203	5	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		2,200	1	51	52	2	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(7,328)	(10,015)	0	(229)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		53,300	(5,501)	162	(5,339)	0	(105)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.250	Annual	06/15/2032		87,000	4,224	12,522	16,746	299	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2032		59,500	2,570	6,354	8,924	206	0
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	726	350	9	0
Receive	3‑Month USD‑LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	938	977	17	0
Receive	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	87	55	2	0
Receive	3‑Month USD‑LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	6,153	5,948	109	0
Receive	3‑Month USD‑LIBOR	0.850	Semi-Annual	02/01/2027		43,700	343	5,165	5,508	63	0
Receive	3‑Month USD‑LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	3,561	3,561	52	0
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	(5,942)	(4,255)	0	(171)
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030		127	1	24	25	0	0
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	1,131	1,648	17	0
Receive	3‑Month USD‑LIBOR	1.350	Semi‑Annual	02/09/2032		139,800	581	26,015	26,596	0	(59)
Pay	3‑Month USD‑LIBOR	3.500	Semi-Annual	06/19/2044		395,600	70,742	(81,523)	(10,781)	295	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	9,977	9,721	170	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	17,648	17,521	258	0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	12,714	12,549	205	0
Pay	3‑Month USD‑LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(10,283)	(8,159)	0	(146)
Receive	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/01/2052		223,450	(4,286)	77,420	73,134	0	(285)
Receive	6‑Month EUR‑EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	1,455	1,459	37	0
Pay	6‑Month EUR‑EURIBOR	0.650	Annual	02/26/2029		65,500	66	(9,729)	(9,663)	0	(203)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	6,222	5,163	77	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		3,200	290	562	852	16	0
Receive	6‑Month EUR‑EURIBOR	1.250	Annual	08/19/2049		18,200	76	4,880	4,956	161	0
Pay	6‑Month EUR‑EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(4,599)	(3,282)	0	(60)
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		9,900	24	294	318	14	0

							$55,673	$78,734	$134,407	$2,046	$(1,599)

Total Swap Agreements							$54,496	$79,112	$133,608	$2,048	$(1,602)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,048	$2,048	$0	$0	$(1,602)	$(1,602)

Cash of $25,940 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Schedule of Investments	PIMCO High Income Fund	(Cont.)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023	EUR	1,711		$1,811	$0	$(21)
	01/2023		$785	GBP	647	0	(3)
	02/2023	CHF	2,069		$2,185	0	(63)

BPS	01/2023		$356	EUR	334	2	0

BRC	01/2023		429		403	3	0
	02/2023	CHF	1,064		$1,134	0	(22)

CBK	01/2023		$343	EUR	323	2	0
	02/2023	BRL	6,874		$1,274	0	(21)
	05/2023	PEN	4,729		1,192	0	(40)

GLM	05/2023		$907	PEN	3,610	33	0

MBC	01/2023	EUR	69,272		$72,611	0	(1,573)
	01/2023	GBP	3,714		4,526	36	0
	02/2023	CAD	1,431		1,080	23	0

MYI	02/2023	CHF	156		167	0	(2)

Total Forward Foreign Currency Contracts						$99	$(1,745)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2025	4.967%	EUR	200	$(4)	$5	$1	$0

Total Swap Agreements								$(4)	$5	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(87)	$0	$0	$(87)	$(87)	$47	$(40)
BPS	2	0	0	2	0	0	0	0	2	0	2
BRC	3	0	0	3	(22)	0	0	(22)	(19)	0	(19)
CBK	2	0	0	2	(61)	0	0	(61)	(59)	0	(59)
GLM	33	0	0	33	0	0	0	0	33	0	33
JPM	0	0	1	1	0	0	0	0	1	0	1
MBC	59	0	0	59	(1,573)	0	0	(1,573)	(1,514)	991	(523)
MYI	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$99	$0	$1	$100	$(1,745)	$0	$0	$(1,745)

(n)
Securities with an aggregate market value of $1,038 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$2,046	$2,048

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$99	$0	$100

	$0	$3	$0	$99	$2,046	$2,148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$1,599	$1,602

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,745	$0	$1,745

	$0	$3	$0	$1,745	$1,599	$3,347

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$173	$0	$0	$38,540	$38,713

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,395	$0	$3,395
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$3,395	$0	$3,400

	$0	$178	$0	$3,395	$38,540	$42,113

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$922	$0	$0	$(29,097)	$(28,175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,146)	$0	$(4,146)
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$(4,146)	$0	$(4,137)

	$0	$931	$0	$(4,146)	$(29,097)	$(32,312)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	59

Schedule of Investments	PIMCO High Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$161,183	$27,729	$188,912
Corporate Bonds & Notes
Banking & Finance	0	70,222	0	70,222
Industrials	0	177,794	0	177,794
Utilities	0	43,907	0	43,907
Convertible Bonds & Notes
Industrials	0	3,208	0	3,208
Municipal Bonds & Notes
District of Columbia	0	10,803	0	10,803
Illinois	0	13,277	0	13,277
Puerto Rico	0	716	0	716
Texas	0	8,086	0	8,086
West Virginia	0	4,929	0	4,929
U.S. Government Agencies	0	6,914	8,167	15,081
Non‑Agency Mortgage-Backed Securities	0	58,540	0	58,540
Asset-Backed Securities	0	48,773	4,923	53,696
Sovereign Issues	0	9,524	0	9,524
Common Stocks
Communication Services	1,887	0	764	2,651
Consumer Staples	85	0	0	85
Energy	2,701	0	216	2,917
Financials	1,826	0	5,325	7,151
Industrials	0	0	18,856	18,856
Rights
Financials	0	0	157	157
Warrants
Financials	0	0	175	175

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Information Technology	$0	$0	$10,882	$10,882
Preferred Securities
Banking & Finance	0	34,749	0	34,749
Industrials	0	0	1,625	1,625
Real Estate Investment Trusts
Real Estate	4,856	0	0	4,856
Short-Term Instruments
Repurchase Agreements	0	98,910	0	98,910
U.S. Treasury Bills	0	4,432	0	4,432

Total Investments	$11,355	$755,967	$78,819	$846,141

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,048	0	2,048
Over the counter	0	100	0	100

	$0	$2,148	$0	$2,148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,602)	0	(1,602)
Over the counter	0	(1,745)	0	(1,745)

	$0	$(3,347)	$0	$(3,347)

Total Financial Derivative Instruments	$0	$(1,199)	$0	$(1,199)

Totals	$11,355	$754,768	$78,819	$844,942

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$35,976	$15,603	$(6,026)	$(52)	$107	$(1,259)	$12,942	$(29,562)	$27,729	$433
Corporate Bonds & Notes
Industrials	34,901	580	0	67	0	(1,966)	0	(33,582)	0	0
U.S. Government Agencies	8,195	0	(101)	18	34	21	0	0	8,167	16
Asset-Backed Securities	5,577	0	0	0	0	(654)	0	0	4,923	(652)
Common Stocks
Communication Services	984	0	0	0	0	(220)	0	0	764	(219)
Energy	91	0	0	0	0	125	0	0	216	125
Financials	6,212	0	0	0	0	(887)	0	0	5,325	(887)
Industrials	17,801	149	0	0	0	906	0	0	18,856	905
Materials	38	0	(41)	0	41	(38)	0	0	0	0
Rights
Financials	111	0	0	0	0	46	0	0	157	47
Warrants
Financials	117	0	0	0	0	58	0	0	175	58
Industrials	1,075	0	(216)	0	216	(1,075)	0	0	0	0
Information Technology	11,462	0	0	0	0	(580)	0	0	10,882	(581)
Preferred Securities
Industrials	67,316	0	(80,210)	0	44,590	(30,071)	0	0	1,625	(206)

Totals	$189,856	$16,332	$(86,594)	$33	$44,988	$(35,594)	$12,942	$(63,144)	$78,819	$(961)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
						Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,825	Discounted Cash Flow	Discount Spread			9.080	—
	20,904	Third Party Vendor	Broker Quote			35.000-87.500	65.570
U.S. Government Agencies	8,167	Discounted Cash Flow	Discount Rate			12.000	—
Asset-Backed Securities	4,923	Discounted Cash Flow	Discount Rate			10.000-20.000	11.404
Common Stocks
Communication Services	764	Reference Instrument	Stock Price W/ Liquidity Discount			10.000	—
Energy	216	Market Comparable Valuation	EBITDA Multiple	X		4.600	—
Financials	5,325	Indicative Market Quotation	Price	$		24.000	—
Industrials	15,951	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/	%	0.620|6.160/10.000	—
	2,243	Discounted Cash Flow	Discount Rate			11.590	—
	662	Indicative Market Quotation	Price	$		7.500	—
Rights
Financials	157	Other Valuation Techniques(2)	—			—	—
Warrants
Financials	1	Indicative Market Quotation	Price	$		2.000-3.500	2.943
	174	Other Valuation Techniques(2)	—			—	—
Information Technology	10,882	Market Comparable Valuation	EBITDA Multiple	X		4.500	—
Preferred Securities
Industrials	1,625	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/	%	0.370/24.820	—

Total	$78,819

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	61

Schedule of Investments	PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 36.8%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$698

AmSurg LLC
TBD% due 04/29/2027 µ		738	723

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		8,193	7,424

Arches Buyer, Inc.
7.634% (LIBOR01M + 3.250%) due 12/06/2027 ~		475	441

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	3,177	3,278

Diamond Sports Group LLC
12.317% due 05/25/2026		$9,372	8,906

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,837	4,720

Encina Private Credit LLC
TBD% - 8.684% (LIBOR01M + 4.366%) due 11/30/2025 «~µ		3,945	3,860

Envision Healthcare Corp.
12.119% due 04/29/2027		4,062	3,975
15.744% due 04/28/2028		9,601	7,857

Forbes Energy Services LLC
7.000% due 06/30/2023 «		193	0
11.000% due 06/30/2023 «		3	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		3,412	3,370
12.565% due 10/18/2027	CAD	1,944	1,418

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		$2,171	2,100

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		40	26

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		188	101

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		3,465	2,976

Oi SA
TBD% due 02/26/2035 «		2,161	756

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	3,500	3,228

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		5,715	5,261
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		786	736

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$4,632	3,856
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		1,394	1,161

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		4,569	3,185

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		593	281

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)	EUR	7,510	5,172

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$9,118	8,001

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		7,088	6,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telemar Norte Leste SA
TBD% due 02/26/2035 «		$6,275	$2,197

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		8,334	4,704
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		2,744	1,549

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		7,077	5,029

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		2,395	1,862

Windstream Services LLC
8.423% due 02/28/2027 «		3,130	2,986
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		1,349	1,227

Total Loan Participations and Assignments (Cost $126,816)			109,159

CORPORATE BONDS & NOTES 51.2%

BANKING & FINANCE 11.5%

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (m)		1,110	890

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		2,000	1,505

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	700	644
2.625% due 04/28/2025		3,774	3,666
3.625% due 09/24/2024		1,483	1,511
5.375% due 01/18/2028 •		1,211	1,048
8.000% due 01/22/2030 •		918	862
8.500% due 09/10/2030 •		1,138	1,074
10.500% due 07/23/2029		2,342	2,328

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	98

Barclays PLC
7.437% due 11/02/2033 •		$970	1,019

BNP Paribas SA
3.132% due 01/20/2033 •		855	677

BOI Finance BV
7.500% due 02/16/2027	EUR	1,500	1,297

Claveau Re Ltd.
21.590% (T‑BILL 3MO + 17.250%) due 07/08/2028 ~		$600	588

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		400	324

Credit Suisse Group AG
6.373% due 07/15/2026 •(m)		300	282
6.442% due 08/11/2028 •		300	274
7.500% due 12/11/2023 •(i)(j)		640	561
7.500% due 12/11/2023 •(i)(j)(m)		3,200	2,803

GSPA Monetization Trust
6.422% due 10/09/2029		1,235	1,187

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		469	387

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		714	678

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	178	212

Uniti Group LP
6.000% due 01/15/2030 (m)		$4,868	3,087
6.500% due 02/15/2029 (m)		1,400	930

VICI Properties LP
3.875% due 02/15/2029 (m)		1,800	1,580
4.500% due 01/15/2028 (m)		1,280	1,182

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		3,865	3,068

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		390	376

			34,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 31.7%

Altice Financing SA
5.750% due 08/15/2029 (m)		$1,105	$871

Boeing Co.
6.125% due 02/15/2033 (m)		885	902

Carvana Co.
10.250% due 05/01/2030		1,300	613

CGG SA
7.750% due 04/01/2027	EUR	2,900	2,548
8.750% due 04/01/2027 (m)		$1,944	1,557

Champion Path Holdings Ltd.
4.500% due 01/27/2026		600	524

Community Health Systems, Inc.
5.250% due 05/15/2030 (m)		2,100	1,587
8.000% due 03/15/2026 (m)		3,752	3,424

CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		330	343

DISH DBS Corp.
5.250% due 12/01/2026 (m)		3,520	2,972
5.750% due 12/01/2028 (m)		3,560	2,848

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		2,042	563

Dufry One BV
3.625% due 04/15/2026	CHF	1,617	1,540

Exela Intermediate LLC
11.500% due 07/15/2026		$42	7

Fertitta Entertainment LLC
6.750% due 01/15/2030 (m)		1,100	889

Ford Motor Co.
7.700% due 05/15/2097 (m)		6,640	6,296

HCA, Inc.
7.500% due 11/15/2095 (m)		1,050	1,130

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		8,343	7,479

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	1,500	1,526

Market Bidco Finco PLC
4.750% due 11/04/2027		400	346

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (m)		$900	828
5.750% due 07/21/2028 (m)		800	670

New Albertsons LP
6.570% due 02/23/2028		2,800	2,880

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		5,300	4,510

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		725	806

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(i)		450	1

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	1,400	1,093

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (m)		$2,400	2,032

Sands China Ltd.
2.800% due 03/08/2027 (m)		400	343
3.350% due 03/08/2029 (m)		300	246
5.900% due 08/08/2028 (m)		2,702	2,534

Studio City Finance Ltd.
6.000% due 07/15/2025 (m)		1,000	869
6.500% due 01/15/2028 (m)		1,000	778

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		913	812
5.750% due 09/30/2039 (m)		5,433	5,165

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (m)		1,982	436

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(m)		2,952	2,973

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	60,000	4,240

Veritas U.S., Inc.
7.500% due 09/01/2025 (m)		$2,040	1,409

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)	$3,217	$3,399

VOC Escrow Ltd.
5.000% due 02/15/2028 (m)	1,000	862

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)	13,610	12,555

Windstream Escrow LLC
7.750% due 08/15/2028 (m)	4,700	3,841

Wynn Macau Ltd.
5.500% due 01/15/2026 (m)	1,000	919
5.500% due 10/01/2027 (m)	1,300	1,138
5.625% due 08/26/2028 (m)	500	428

		93,732

UTILITIES 8.0%

Eskom Holdings SOC Ltd.
7.125% due 02/11/2025	2,000	1,826
7.125% due 02/11/2025 (m)	1,000	913

NGD Holdings BV
6.750% due 12/31/2026	188	87

Northwestern Bell Telephone
7.750% due 05/01/2030 (m)	7,000	6,633

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	155	86

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	3,322	889

Oi SA
10.000% due 07/27/2025	13,514	2,335

Pacific Gas & Electric Co.
3.750% due 08/15/2042	10	7
4.000% due 12/01/2046 (m)	1,004	676
4.200% due 03/01/2029 (m)	900	805
4.300% due 03/15/2045	11	8
4.450% due 04/15/2042	322	241
4.500% due 12/15/2041	10	7
4.600% due 06/15/2043	8	6
4.750% due 02/15/2044 (m)	2,810	2,161
4.950% due 07/01/2050 (m)	2,360	1,838

Peru LNG SRL
5.375% due 03/22/2030	4,800	4,016

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	1,184	1,202

		23,736

Total Corporate Bonds & Notes (Cost $181,224)		151,606

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026	1,600	1,006

Total Convertible Bonds & Notes (Cost $1,600)		1,006

MUNICIPAL BONDS & NOTES 1.6%

ILLINOIS 0.7%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,800	1,900

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	45	45

		1,945

PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	316	139
0.000% due 11/01/2051 (f)	3,260	1,100

		1,239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		$21,900	$1,631

Total Municipal Bonds & Notes (Cost $5,692)			4,815

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
1.661% due 02/25/2049 •(a)		261	27
2.640% due 12/25/2040 •		132	115
3.500% due 12/25/2032 - 12/25/2049 (a)		1,615	188
4.000% due 11/25/2042 (a)		780	107
10.139% due 07/25/2029 •		570	622

Freddie Mac
0.700% due 11/25/2055 ~(a)		16,220	1,038
1.760% due 11/15/2040 •		116	89
3.000% due 11/15/2033 (a)		1,177	80
5.992% due 11/25/2055 «~		3,849	2,366
11.939% due 12/25/2027 ~		1,406	1,412

Total U.S. Government Agencies (Cost $6,503)			6,044

NON‑AGENCY MORTGAGE-BACKED SECURITIES 6.5%

Banc of America Funding Trust
6.000% due 08/25/2036 ^		427	376

BCAP LLC Trust
3.082% due 03/27/2036 ~		656	473
4.611% due 03/26/2037 þ		310	421

Bear Stearns ALT‑A Trust
3.580% due 09/25/2047 ^~		1,817	955
3.586% due 11/25/2036 ^~		143	76
3.908% due 09/25/2035 ^~		119	71
4.709% due 06/25/2046 ^•		832	694

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		46	46

CD Mortgage Trust
5.688% due 10/15/2048		164	145

Chase Mortgage Finance Trust
3.946% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		298	123
6.000% due 07/25/2037 ^		200	98
6.250% due 10/25/2036 ^		548	242

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		4	4

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~		185	30

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		725	441
6.000% due 08/25/2037 ^~		362	217

Countrywide Alternative Loan Trust
2.963% due 04/25/2036 ^~		173	144
4.739% due 05/25/2037 ^•		117	44
5.500% due 03/25/2035		98	45
5.500% due 12/25/2035 ^		847	481
5.750% due 01/25/2035		64	60
6.000% due 02/25/2035		116	88
6.000% due 08/25/2036 ^•		126	78
6.000% due 04/25/2037 ^		356	180
6.250% due 11/25/2036 ^		216	161
6.250% due 12/25/2036 ^•		620	287
6.500% due 08/25/2036 ^		185	66

Countrywide Home Loan Mortgage Pass-Through Trust
3.671% due 02/20/2035 ~		2	2
5.500% due 10/25/2035 ^		162	99
6.250% due 09/25/2036 ^		159	62

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
6.339% due 06/25/2034 •		2,030	1,935

Eurosail PLC
7.511% due 06/13/2045 ~	GBP	239	237

Freddie Mac
11.728% due 11/25/2041 ~		$1,900	1,626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~		$550	$555

GSR Mortgage Loan Trust
6.000% due 02/25/2036 ^		1,040	476

HarborView Mortgage Loan Trust
3.275% due 07/19/2035 ^~		13	10
5.059% due 01/19/2035 •		23	21

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,623	527

Jackson Park Trust
3.242% due 10/14/2039 ~		1,033	747

JP Morgan Alternative Loan Trust
3.203% due 03/25/2036 ^~		379	313
3.699% due 03/25/2037 ^~		357	317

JP Morgan Mortgage Trust
3.478% due 02/25/2036 ^~		89	66
3.850% due 01/25/2037 ^~		88	72

Lehman XS Trust
4.829% due 06/25/2047 •		450	402

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~		551	303

Morgan Stanley Capital Trust
8.793% due 11/15/2034 ~		1,200	1,096

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,126	651

Natixis Commercial Mortgage Securities Trust
6.718% due 11/15/2034 •		1,065	1,024

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		374	146
6.000% due 07/25/2037 ^		619	250
6.250% due 09/25/2037 ^		1,160	467

Residential Funding Mortgage Securities, Inc. Trust
4.875% due 08/25/2036 ^~		36	33
6.000% due 09/25/2036 ^		49	37
6.000% due 06/25/2037 ^		603	449

Structured Adjustable Rate Mortgage Loan Trust
3.694% due 01/25/2036 ^~		428	269
4.022% due 11/25/2036 ^~		380	319

SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~		232	140
3.232% due 02/25/2037 ^~		39	34

WaMu Mortgage Pass-Through Certificates Trust
3.030% due 12/25/2046 •		161	150
3.211% due 02/25/2037 ^~		133	119
3.672% due 10/25/2036 ^~		194	168

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		16	14

Total Non‑Agency Mortgage-Backed Securities (Cost $23,108)			19,184

ASSET-BACKED SECURITIES 7.3%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	489

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	733

Argent Securities Trust
4.769% due 03/25/2036 ~		5,977	3,194

Asset-Backed Funding Certificates Trust
4.539% due 10/25/2036 •		1,368	1,335

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	657

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$208	113

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		85,896	634

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	276
0.000% due 10/22/2031 ~		1,000	210

Citigroup Mortgage Loan Trust
4.539% due 12/25/2036 ~		2,737	1,144

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	2,725

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	63

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	$47

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$2,700	486

Lehman XS Trust
6.790% due 06/24/2046 þ		209	225

Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	483
0.000% due 03/15/2030 «(f)		3	101

Merrill Lynch Mortgage Investors Trust
4.336% due 04/25/2037 ~		188	94

Morgan Stanley Mortgage Loan Trust
4.629% due 04/25/2037 ~		2,522	753
6.250% due 02/25/2037 ^~		206	97

Residential Asset Mortgage Products Trust
4.949% due 09/25/2036 •		111	104

Securitized Asset-Backed Receivables LLC Trust
4.669% due 05/25/2036 •		4,018	2,188

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		1	764

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	684

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		2,100	213
0.000% due 09/25/2040 «(f)		846	116

South Coast Funding Ltd.
5.192% due 08/10/2038 •		5,398	424

Symphony CLO Ltd.
8.611% due 07/14/2026 •		1,000	952

Taberna Preferred Funding Ltd.
4.912% due 08/05/2036 •		139	124
4.912% due 08/05/2036 ^~		2,605	2,325

Total Asset-Backed Securities (Cost $41,910)			21,690

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,735	401
1.000% due 07/09/2029		366	98
1.400% due 03/25/2023	ARS	119,242	362
1.500% due 07/09/2035 þ		$1,948	441
1.500% due 07/09/2046 þ		115	30
3.500% due 07/09/2041 þ		2,872	824
3.875% due 01/09/2038 þ		6,188	1,970
15.500% due 10/17/2026	ARS	26,000	20
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$300	116
7.875% due 02/11/2035 ^(c)		400	145
8.750% due 03/11/2061 ^(c)		200	71

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	217,314	600

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$12	1
9.250% due 09/15/2027 ^(c)		151	14

Total Sovereign Issues (Cost $12,550)			5,093

		SHARES
COMMON STOCKS 4.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)		261,329	275

iHeartMedia, Inc. ‘A’ (d)		62,317	382

iHeartMedia, Inc. ‘B’ «(d)		48,387	267

			924

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA		130,203	39

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(k)	1,253	$44

Noble Corp. PLC (d)	6,668	251

		295

FINANCIALS 1.3%

Banca Monte dei Paschi di Siena SpA (d)	523,500	1,079

Intelsat SA «(d)(k)	113,460	2,723

		3,802

INDUSTRIALS 2.8%

Neiman Marcus Group Ltd. LLC «(d)(k)	39,846	7,015

Syniverse Holdings, Inc. «(k)	1,089,841	1,047

Voyager Aviation Holdings LLC «(d)	538	0

Westmoreland Mining Holdings «(d)(k)	25,438	191

		8,253

Total Common Stocks (Cost $16,030)		13,313

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	11,974	81

Total Rights (Cost $0)		81

WARRANTS 1.9%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	277	1

Intelsat Jackson Holdings SA‑Exp. 12/05/2025 «	11,872	89

		90

INFORMATION TECHNOLOGY 1.9%

Windstream Holdings LLC - Exp. 9/21/2055 «	272,031	5,507

Total Warrants (Cost $4,520)		5,597

PREFERRED SECURITIES 2.3%

BANKING & FINANCE 2.0%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	35,000	31

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	5,760,000	5,930

		5,961

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC «	3,228	866

Total Preferred Securities (Cost $9,224)		6,827

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.	9,309	215

		SHARES	MARKET VALUE (000S)

Uniti Group, Inc.		133,286	$737

VICI Properties, Inc.		45,844	1,485

Total Real Estate Investment Trusts (Cost $1,281)			2,437

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.8%

REPURCHASE AGREEMENTS (l) 21.0%
			62,195

SHORT-TERM NOTES 3.0%

Federal Home Loan Bank
4.320% due 01/06/2023 •		$3,000	3,000
4.340% due 02/10/2023 •(o)		2,900	2,900
4.345% due 02/23/2023 •		2,900	2,900

			8,800

ARGENTINA TREASURY BILLS 0.1%
19.435% due 05/19/2023 (f)(g)(h)	ARS	90,531	275

U.S. TREASURY BILLS 0.7%
3.848% due 01/05/2023 - 03/02/2023 (e)(f)(q)		$2,114	2,109

Total Short-Term Instruments (Cost $73,419)			73,379

Total Investments in Securities (Cost $503,877)			420,231

Total Investments 141.8% (Cost $503,877)			$420,231

Financial Derivative Instruments (n)(p) (0.3)% (Cost or Premiums, net $(2,170))			(793)

Auction-Rate Preferred Shares (15.2)%			(45,200)

Other Assets and Liabilities, net (26.3)%			(77,812)

Net Assets Applicable to Common Shareholders 100.0%			$296,426

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$19	$44	0.02%
Intelsat SA	06/19/2017 ‑ 02/23/2022	7,942	2,723	0.92
Neiman Marcus Group Ltd. LLC	09/25/2020	1,307	7,015	2.37
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	1,069	1,047	0.35
Westmoreland Mining Holdings	12/08/2014 ‑ 10/19/2016	733	191	0.06

		$11,070	$11,020	3.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$495	U.S. Treasury Bills 0.000% due 06/29/2023	$(505)	$495	$495
MBC	4.320	12/30/2022	01/03/2023	61,700	U.S. Treasury Bills 0.000% due 01/05/2023	(63,200)	61,700	61,730

Total Repurchase Agreements						$(63,705)	$62,195	$62,225

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.000%	11/15/2022	01/27/2023	$(369)	$(369)
	0.000	11/15/2022	01/30/2023	(816)	(816)
	3.550	08/09/2022	02/02/2023	(1,533)	(1,556)
	3.550	08/18/2022	02/02/2023	(1,971)	(1,998)
	3.760	08/12/2022	02/13/2023	(1,981)	(2,011)
	3.760	08/30/2022	02/13/2023	(852)	(864)
	3.760	10/04/2022	02/13/2023	(5,387)	(5,438)
	3.760	10/06/2022	02/13/2023	(1,021)	(1,030)
	3.760	10/07/2022	02/13/2023	(545)	(550)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	65

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.220	11/14/2022	03/14/2023			$(575)	$(579)
	4.720	10/27/2022	01/30/2023			(718)	(724)
	4.720	10/28/2022	01/31/2023			(437)	(441)
	4.720	11/29/2022	01/30/2023			(744)	(748)
	4.720	12/14/2022	01/30/2023			(1,699)	(1,704)
BYR	4.950	09/26/2022	03/24/2023			(1,362)	(1,373)
CDC	3.270	08/04/2022	01/09/2023			(3,088)	(3,130)
	3.990	10/27/2022	03/03/2023			(541)	(545)
	3.990	11/03/2022	03/03/2023			(409)	(412)
	4.450	10/31/2022	01/30/2023			(566)	(570)
	4.600	11/18/2022	01/17/2023			(1,330)	(1,338)
	4.620	10/14/2022	02/13/2023			(1,782)	(1,801)
	4.620	11/15/2022	02/13/2023			(380)	(382)
	4.620	12/22/2022	02/13/2023			(359)	(360)
	4.730	10/31/2022	01/30/2023			(5,086)	(5,129)
	4.730	12/14/2022	01/30/2023			(705)	(706)
	4.760	10/07/2022	04/05/2023			(2,887)	(2,921)
	4.860	11/07/2022	02/07/2023			(6,639)	(6,690)
	4.880	11/16/2022	02/07/2023			(1,121)	(1,129)
	4.880	12/14/2022	02/07/2023			(2,490)	(2,497)
IND	4.530	11/08/2022	01/31/2023			(506)	(510)
	4.660	10/25/2022	01/31/2023			(4,017)	(4,053)
	4.740	11/07/2022	01/31/2023			(1,122)	(1,130)
	4.980	11/07/2022	03/07/2023			(6,061)	(6,109)
	5.000	11/07/2022	03/07/2023			(716)	(721)
JML	1.500	09/14/2022	TBD	(3)	EUR	(339)	(363)
	2.050	09/14/2022	TBD	(3)		(518)	(556)
	2.070	09/14/2022	TBD	(3)		(1,229)	(1,319)
MBC	2.050	11/02/2022	TBD	(3)		(3,062)	(3,286)
MEI	3.860	10/11/2022	02/28/2023			$(354)	(357)
	3.860	10/17/2022	02/28/2023			(583)	(588)
	4.700	11/04/2022	02/13/2023			(388)	(392)
	4.700	11/14/2022	02/13/2023			(193)	(194)
	4.720	10/24/2022	01/27/2023			(1,214)	(1,225)
RDR	4.430	10/26/2022	01/30/2023			(1,005)	(1,013)
	4.500	10/31/2022	01/30/2023			(1,343)	(1,353)
	4.700	11/10/2022	02/10/2023			(1,614)	(1,625)
SOG	3.830	10/25/2022	02/17/2023			(1,584)	(1,596)
	4.450	11/02/2022	02/06/2023			(510)	(513)
	4.640	10/14/2022	02/14/2023			(3,970)	(4,011)
	4.760	10/12/2022	04/12/2023			(813)	(822)
	4.790	11/04/2022	02/02/2023			(699)	(704)
	4.820	11/30/2022	02/22/2023			(611)	(614)
	4.900	10/12/2022	04/12/2023			(5,171)	(5,229)
	4.900	11/29/2022	04/12/2023			(1,461)	(1,468)
UBS	4.840	11/02/2022	02/03/2023			(442)	(446)

Total Reverse Repurchase Agreements							$(88,008)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(18,828)	$0	$(18,828)	$22,457	$3,629
BYR	0	(1,373)	0	(1,373)	1,533	160
CDC	0	(27,610)	0	(27,610)	31,739	4,129
FICC	495	0	0	495	(505)	(10)
IND	0	(12,523)	0	(12,523)	13,964	1,441
JML	0	(2,238)	0	(2,238)	2,389	151
MBC	61,730	(3,286)	0	58,444	(59,530)	(1,086)
MEI	0	(2,756)	0	(2,756)	3,671	915
RDR	0	(3,991)	0	(3,991)	4,107	116
SOG	0	(14,957)	0	(14,957)	17,085	2,128
UBS	0	(446)	0	(446)	581	135

Total Borrowings and Other Financing Transactions	$62,225	$(88,008)	$0

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,825)	$(53,219)	$(15,964)	$(88,008)

Total Borrowings	$0	$(18,825)	$(53,219)	$(15,964)	$(88,008)

Payable for reverse repurchase agreements					$(88,008)

(m)	Securities with an aggregate market value of $102,773 and cash of $72 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(91,184) at a weighted average interest rate of 2.940%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$	1,900	$(89)	$156	$67	$0	$(4)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.780		700	(3)	33	30	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		1,300	(105)	143	38	0	(1)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR	200	14	(39)	(25)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896		1,986	76	(373)	(297)	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		4,200	(459)	244	(215)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		1,400	(106)	(29)	(135)	0	(1)

							$(672)	$135	$(537)	$2	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2032	GBP	7,300	$709	$1,451	$2,160	$6	$0
Receive(5)	1‑Day GBP‑SONIO Compounded‑OIS	2.000	Annual	03/15/2033		3,700	412	218	630	2	0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		300	(1)	181	180	0	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	$	12,700	(1)	190	189	7	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		6,400	1	94	95	2	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		1,000	0	24	24	1	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		61,800	(6,367)	326	(6,041)	28	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2032		12,500	(1,710)	75	(1,635)	0	(36)
Pay	3‑Month USD‑LIBOR	2.750	Semi‑Annual	06/17/2025		43,420	2,555	(4,376)	(1,821)	0	(64)
Pay	3‑Month USD‑LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,713)	(990)	0	(25)
Receive	3‑Month USD‑LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	516	516	7	0
Pay	3‑Month USD‑LIBOR	1.550	Semi-Annual	01/20/2027		21,600	(75)	(2,020)	(2,095)	0	(29)
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027		2,730	0	286	286	4	0
Pay	3‑Month USD‑LIBOR	1.600	Semi-Annual	02/15/2027		10,900	(38)	(997)	(1,035)	0	(16)
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	02/17/2027		4,500	0	455	455	7	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/17/2027		18,000	(68)	(1,566)	(1,634)	0	(27)
Pay	3‑Month USD‑LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(2,145)	(1,945)	0	(48)
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	1,942	1,942	28	0
Receive	3‑Month USD‑LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	2,103	2,103	31	0
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	(4,829)	(2,681)	0	(108)
Receive	3‑Month USD‑LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	276	276	3	0
Pay	3‑Month USD‑LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(1,249)	(1,268)	0	(15)
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	5,181	8,181	68	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(318)	3,539	3,221	38	0
Pay	3‑Month USD‑LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	446	(2,265)	62	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	897	874	15	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	67

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3‑Month USD‑LIBOR	1.750%	Semi‑Annual	01/22/2050	$	8,400	$(19)	$2,690	$2,671	$39	$0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	2,634	2,600	42	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	390	385	9	0
Receive	3‑Month USD‑LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	38,567	38,619	0	(93)
Pay	6‑Month AUD‑BBR‑BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(141)	(44)	0	(1)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	734	796	13	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		3,600	326	633	959	17	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		4,600	11	137	148	6	0
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$(1,093)	$44,949	$43,856	$435	$(462)

Total Swap Agreements							$(1,765)	$45,084	$43,319	$437	$(468)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$437	$437	$0	$0	$(468)	$(468)

(o)
Securities with an aggregate market value of $925 and cash of $14,433 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2023	CHF	972		$1,027	$0	$(30)
	02/2023	PEN	690		176	0	(5)

BPS	01/2023		$309	EUR	290	2	0

BRC	02/2023	CHF	500		$533	0	(10)

CBK	01/2023	PEN	1,134		282	0	(16)
	02/2023	BRL	3,440		637	0	(11)
	03/2023	PEN	1,070		277	0	(3)
	05/2023		812		204	0	(7)

GLM	03/2023	MXN	681		33	0	(1)
	05/2023		$881	PEN	3,543	43	0

JPM	02/2023		134	MXN	2,759	6	0

MBC	01/2023	EUR	32,033		$33,577	0	(727)
	01/2023	GBP	744		907	7	0
	01/2023		$168	EUR	158	1	0

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2023		$355	GBP	292	$0	$(2)
	02/2023	CAD	657		$496	10	0

RBC	03/2023	MXN	11		1	0	0

Total Forward Foreign Currency Contracts						$69	$(812)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.522%	$	500	$(98)	$93	$0	$(5)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522		700	(139)	132	0	(7)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522		800	(166)	159	0	(7)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	4.967	EUR	100	(2)	2	0	0

Total Swap Agreements								$(405)	$386	$0	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(35)	$0	$0	$(35)	$(35)	$23	$(12)
BPS	2	0	0	2	0	0	(5)	(5)	(3)	0	(3)
BRC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
CBK	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
GLM	43	0	0	43	(1)	0	0	(1)	42	0	42
GST	0	0	0	0	0	0	(7)	(7)	(7)	90	83
HUS	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
JPM	6	0	0	6	0	0	0	0	6	0	6
MBC	18	0	0	18	(729)	0	0	(729)	(711)	562	(149)

Total Over the Counter	$69	$0	$0	$69	$(812)	$0	$(19)	$(831)

(q)
Securities with an aggregate market value of $675 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$435	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69

	$0	$2	$0	$69	$435	$506

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$462	$468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$812	$0	$812
Swap Agreements	0	19	0	0	0	19

	$0	$19	$0	$812	$0	$831

	$0	$25	$0	$812	$462	$1,299

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$199	$0	$0	$2,328	$2,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,661	$0	$2,661
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$2,661	$0	$2,674

	$0	$212	$0	$2,661	$2,328	$5,201

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$794	$0	$0	$(726)	$68

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,304)	$0	$(2,304)
Swap Agreements	0	47	0	0	0	47

	$0	$47	$0	$(2,304)	$0	$(2,257)

	$0	$841	$0	$(2,304)	$(726)	$(2,189)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$88,693	$20,466	$109,159
Corporate Bonds & Notes
Banking & Finance	0	34,138	0	34,138
Industrials	0	93,732	0	93,732
Utilities	0	23,736	0	23,736
Convertible Bonds & Notes
Industrials	0	1,006	0	1,006

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Municipal Bonds & Notes
Illinois	$0	$1,945	$0	$1,945
Puerto Rico	0	1,239	0	1,239
West Virginia	0	1,631	0	1,631
U.S. Government Agencies	0	3,678	2,366	6,044
Non‑Agency Mortgage-Backed Securities	0	19,184	0	19,184
Asset-Backed Securities	0	19,542	2,148	21,690
Sovereign Issues	0	5,093	0	5,093

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Common Stocks
Communication Services	$657	$0	$267	$924
Consumer Staples	39	0	0	39
Energy	251	0	44	295
Financials	1,079	0	2,723	3,802
Industrials	0	0	8,253	8,253
Rights
Financials	0	0	81	81
Warrants
Financials	0	0	90	90
Information Technology	0	0	5,507	5,507
Preferred Securities
Banking & Finance	0	5,961	0	5,961
Industrials	0	0	866	866
Real Estate Investment Trusts
Real Estate	2,437	0	0	2,437
Short-Term Instruments
Repurchase Agreements	0	62,195	0	62,195
Short-Term Notes	0	8,800	0	8,800
Argentina Treasury Bills	0	275	0	275
U.S. Treasury Bills	0	2,109	0	2,109

Total Investments	$4,463	$372,957	$42,811	$420,231

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$437	$0	$437
Over the counter	0	69	0	69

	$0	$506	$0	$506

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(468)	0	(468)
Over the counter	0	(831)	0	(831)

	$0	$(1,299)	$0	$(1,299)

Total Financial Derivative Instruments	$0	$(793)	$0	$(793)

Totals	$4,463	$372,164	$42,811	$419,438

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$24,535	$9,591	$(2,866)	$(29)	$50	$(1,071)	$6,278	$(16,022)	$20,466	$57
Corporate Bonds & Notes
Industrials	17,691	142	0	33	0	(978)	0	(16,888)	0	0
U.S. Government Agencies	2,374	0	(29)	5	10	6	0	0	2,366	5
Asset-Backed Securities	2,912	0	(237)	7	(653)	119	0	0	2,148	(531)
Common Stocks
Communication Services	343	0	0	0	0	(76)	0	0	267	(76)
Energy	19	0	0	0	0	25	0	0	44	25
Financials	3,177	0	0	0	0	(454)	0	0	2,723	(454)
Industrials	7,887	70	0	0	0	296	0	0	8,253	296
Materials	13	0	(14)	0	14	(13)	0	0	0	0
Rights
Financials	57	0	0	0	0	24	0	0	81	24
Warrants
Financials	60	0	0	0	0	30	0	0	90	30
Industrials	236	0	(48)	0	48	(236)	0	0	0	0
Information Technology	5,801	0	0	0	0	(294)	0	0	5,507	(294)
Preferred Securities
Industrials	15,336	0	(17,589)	0	9,778	(6,659)	0	0	866	(110)

Totals	$80,441	$9,803	$(20,783)	$16	$9,247	$(9,281)	$6,278	$(32,910)	$42,811	$(1,028)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,860	Discounted Cash Flow	Discount Rate		6.180	—
	3,228	Discounted Cash Flow	Discount Spread		9.080	—
	2,986	Proxy Pricing	Base Price		95.286	—
	10,392	Third Party Vendor	Broker Quote		35.000-87.500	70.265
U.S. Government Agencies	2,366	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	2,148	Discounted Cash Flow	Discount Rate		10.000-20.000	16.849
Common Stocks
Communication Services	267	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Energy	44	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Financials	2,723	Indicative Market Quotation	Price		$24.000	—
Industrials	7,015	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	1,047	Discounted Cash Flow	Discount Rate		11.590	—
	191	Indicative Market Quotation	Price		$7.500	—
Rights
Financials	81	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	1	Indicative Market Quotation	Price		$2.000-3.500	3.265
	89	Other Valuation Techniques(2)	—		—	—
Information Technology	5,507	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	866	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/%	0.370/24.820	—

Total	$42,811

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 33.9%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$898

AmSurg LLC
TBD% due 04/29/2027 µ		1,523	1,491

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		16,499	14,949

Arches Buyer, Inc.
7.634% (LIBOR01M + 3.250%) due 12/06/2027 ~		922	856

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,265	2,337

Diamond Sports Group LLC
12.317% due 05/25/2026		$18,010	17,113

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,876	4,758

Envision Healthcare Corp.
12.119% due 04/29/2027		8,377	8,199
15.744% due 04/28/2028		19,678	16,103

Forbes Energy Services LLC
7.000% due 06/30/2023 «		315	0
11.000% due 06/30/2023 «		4	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		6,761	6,676
12.565% due 10/18/2027	CAD	3,869	2,822

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		$4,461	4,316

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		88	57

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		806	433

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		6,930	5,951

Oi SA
TBD% due 02/26/2035 «		4,206	1,472

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	6,700	6,179

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		11,126	10,243
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		1,559	1,460

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$9,665	8,046
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		409	340

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		6,067	4,230

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		1,086	516

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)	EUR	14,659	10,095

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$17,864	15,676

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		13,794	11,863

Telemar Norte Leste SA
TBD% due 02/26/2035 «		12,380	4,333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		$15,132	$8,540
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		5,865	3,310

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		13,215	9,390

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		5,013	3,898

Windstream Services LLC
8.423% due 02/28/2027 «		6,060	5,781
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		2,777	2,526

Total Loan Participations and Assignments (Cost $229,537)			194,857

CORPORATE BONDS & NOTES 49.4%

BANKING & FINANCE 11.3%

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (m)		1,660	1,331

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		2,700	2,031

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,800	2,578
2.625% due 04/28/2025		6,685	6,494
3.625% due 09/24/2024		1,200	1,222
5.375% due 01/18/2028 •		2,100	1,818
8.000% due 01/22/2030 •		2,361	2,218
8.500% due 09/10/2030 •		1,400	1,322
10.500% due 07/23/2029		5,318	5,287

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	800	197

Barclays PLC
7.437% due 11/02/2033 •		$1,882	1,978

BNP Paribas SA
3.132% due 01/20/2033 •		1,659	1,314

BOI Finance BV
7.500% due 02/16/2027	EUR	3,000	2,593

Corsair International Ltd.
5.473% due 01/28/2027 •		1,000	1,062

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		$900	729

Credit Agricole SA
7.875% due 01/23/2024 •(i)(j)		300	298

Credit Suisse Group AG
6.373% due 07/15/2026 •(m)		500	470
6.442% due 08/11/2028 •(m)		600	547
7.500% due 12/11/2023 •(i)(j)		1,463	1,282
7.500% due 12/11/2023 •(i)(j)(m)		5,780	5,063

GSPA Monetization Trust
6.422% due 10/09/2029		2,655	2,551

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		704	581

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,334

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	356	425

Uniti Group LP
6.000% due 01/15/2030 (m)		$9,565	6,065
6.500% due 02/15/2029 (m)		2,900	1,927

VICI Properties LP
5.750% due 02/01/2027 (m)		5,300	5,173

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		8,297	6,586

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		760	732

			65,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 30.8%

Altice Financing SA
5.750% due 08/15/2029 (m)		$2,739	$2,160

Boeing Co.
6.125% due 02/15/2033 (m)		1,755	1,789

Carvana Co.
10.250% due 05/01/2030		2,500	1,179

CGG SA
7.750% due 04/01/2027	EUR	5,500	4,831
8.750% due 04/01/2027 (m)		$3,656	2,929

Champion Path Holdings Ltd.
4.500% due 01/27/2026		1,100	960
4.850% due 01/27/2028		1,200	1,012

Community Health Systems, Inc.
5.250% due 05/15/2030 (m)		4,100	3,099
8.000% due 03/15/2026 (m)		4,014	3,663

CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		685	713

DISH DBS Corp.
5.250% due 12/01/2026 (m)		7,000	5,909
5.750% due 12/01/2028 (m)		7,260	5,808

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		4,193	1,156

Dufry One BV
3.625% due 04/15/2026	CHF	3,090	2,942

Exela Intermediate LLC
11.500% due 07/15/2026		$88	15

Fertitta Entertainment LLC
6.750% due 01/15/2030 (m)		2,300	1,860

Ford Motor Co.
7.700% due 05/15/2097 (m)		8,720	8,268

HCA, Inc.
7.500% due 11/15/2095 (m)		1,200	1,292

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		17,148	15,373

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	3,000	3,052

Market Bidco Finco PLC
4.750% due 11/04/2027		800	691

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (m)		$1,800	1,656
5.750% due 07/21/2028 (m)		1,900	1,592

New Albertsons LP
6.570% due 02/23/2028		6,800	6,993

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		10,500	8,934

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		1,387	1,543

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(i)		1,101	3

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	2,376	1,996

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (m)		$4,500	3,810

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,300	849

Sands China Ltd.
5.900% due 08/08/2028 (m)		$5,811	5,449

Studio City Finance Ltd.
6.000% due 07/15/2025 (m)		2,100	1,824
6.500% due 01/15/2028 (m)		2,100	1,634

Topaz Solar Farms LLC
4.875% due 09/30/2039		1,900	1,691
5.750% due 09/30/2039 (m)		11,220	10,665

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (m)		4,044	890

United Group BV
4.875% due 07/01/2024	EUR	100	100

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(m)		$5,271	5,309

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	110,000	7,773

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veritas U.S., Inc.
7.500% due 09/01/2025 (m)	$2,750	$1,900

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)	6,375	6,736

VOC Escrow Ltd.
5.000% due 02/15/2028 (m)	2,100	1,810

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)	27,315	25,198

Windstream Escrow LLC
7.750% due 08/15/2028 (m)	4,800	3,923

Wynn Macau Ltd.
5.125% due 12/15/2029	200	162
5.500% due 01/15/2026 (m)	1,600	1,470
5.500% due 01/15/2026	1,800	1,654
5.500% due 10/01/2027 (m)	2,300	2,014
5.625% due 08/26/2028 (m)	1,000	856

		177,135

UTILITIES 7.3%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023	1,600	1,545
7.125% due 02/11/2025	1,415	1,292
7.125% due 02/11/2025 (m)	2,200	2,009

NGD Holdings BV
6.750% due 12/31/2026	396	184

Northwestern Bell Telephone
7.750% due 05/01/2030	12,625	11,963

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	258	143

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	8,607	2,303

Oi SA
10.000% due 07/27/2025	26,307	4,546

Pacific Gas & Electric Co.
3.750% due 08/15/2042	22	15
4.000% due 12/01/2046	8	5
4.200% due 03/01/2029 (m)	1,800	1,611
4.300% due 03/15/2045	27	19
4.450% due 04/15/2042 (m)	535	400
4.500% due 12/15/2041	22	16
4.600% due 06/15/2043	18	14
4.750% due 02/15/2044 (m)	6,295	4,840
4.950% due 07/01/2050 (m)	4,703	3,664

Peru LNG SRL
5.375% due 03/22/2030	7,840	6,559

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	309	314
9.250% due 07/06/2024	644	653

		42,095

Total Corporate Bonds & Notes (Cost $341,054)		284,438

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026	3,400	2,139

Total Convertible Bonds & Notes (Cost $3,400)		2,139

MUNICIPAL BONDS & NOTES 1.9%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	56	57

OHIO 0.9%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	6,000	4,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	$614	$269
0.000% due 11/01/2051 (f)	6,328	2,136

		2,405

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	45,700	3,403

Total Municipal Bonds & Notes (Cost $12,947)		10,820

U.S. GOVERNMENT AGENCIES 1.9%

Fannie Mae
1.861% due 01/25/2040 •(a)	141	10
3.500% due 02/25/2042 (a)	316	30
4.500% due 11/25/2042 (a)	901	114

Freddie Mac
0.700% due 11/25/2055 ~(a)	33,631	2,153
1.013% due 09/15/2035 ~	776	582
3.000% due 02/15/2033 (a)	829	72
3.500% due 12/15/2032 (a)	1,165	127
5.992% due 11/25/2055 «~	8,156	5,013
11.939% due 12/25/2027 ~	2,718	2,730

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	185	23
4.000% due 10/16/2042 - 10/20/2042 (a)	157	18

Total U.S. Government Agencies (Cost $11,928)		10,872

NON‑AGENCY MORTGAGE-BACKED SECURITIES 10.3%

Banc of America Funding Trust
4.273% due 01/20/2047 ^~	387	354
6.000% due 01/25/2037	2,955	2,474

BCAP LLC Trust
0.000% due 05/26/2037 ~	837	335
3.071% due 08/28/2037 ~	1,855	1,820
3.251% due 08/26/2037 ~	8,811	6,732
3.758% due 07/26/2037 ~	4,413	3,746
3.836% due 09/26/2036 ~	3,400	3,084
4.611% due 03/26/2037 þ	646	876
5.750% due 12/26/2035 ~	1,602	1,301
6.250% due 11/26/2036	2,400	1,774

Bear Stearns ALT‑A Trust
3.580% due 09/25/2047 ^~	3,841	2,018
3.586% due 11/25/2036 ^~	285	153
3.619% due 11/25/2035 ~	3,593	2,632
3.908% due 09/25/2035 ^~	248	148
4.889% due 01/25/2036 ^•	501	646

CD Mortgage Trust
5.688% due 10/15/2048	93	82

Chase Mortgage Finance Trust
3.946% due 12/25/2035 ^~	3	3
5.500% due 05/25/2036 ^	6	4

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	9	8
6.000% due 09/25/2037	314	303

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	426	68

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,489	906
6.000% due 08/25/2037 ^~	754	451

Countrywide Alternative Loan Trust
2.963% due 04/25/2036 ^~	357	298
5.500% due 03/25/2035	202	92
5.500% due 01/25/2036	279	171
5.750% due 01/25/2035	133	126
5.750% due 02/25/2035	198	139
5.750% due 12/25/2036 ^	550	237
6.000% due 02/25/2035	241	184
6.000% due 04/25/2036	365	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2037 ^		$1,209	$596
6.250% due 11/25/2036 ^		444	332
6.250% due 12/25/2036 ^•		400	185
6.500% due 08/25/2036 ^		369	133

Countrywide Home Loan Mortgage Pass-Through Trust
4.969% due 03/25/2035 ^•		2,152	1,753
6.000% due 07/25/2037		1,150	554
6.250% due 09/25/2036 ^		327	128

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		201	150

Credit Suisse Mortgage Capital Certificates
3.902% due 10/26/2036 ~		5,899	4,911

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		98	54

First Horizon Mortgage Pass-Through Trust
2.848% due 05/25/2037 ^~		122	54
4.625% due 11/25/2035 ^~		153	134

Freddie Mac
11.728% due 11/25/2041 ~		3,800	3,251

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~		1,100	1,110

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,430	1,114

Jackson Park Trust
3.242% due 10/14/2039 ~		2,116	1,530

JP Morgan Alternative Loan Trust
3.133% due 05/25/2036 ^~		811	464
3.203% due 03/25/2036 ^~		801	662
3.699% due 03/25/2037 ^~		491	436

JP Morgan Mortgage Trust
3.478% due 02/25/2036 ^~		155	115
4.006% due 10/25/2035 ~		57	53
6.500% due 09/25/2035		33	24

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		252	224
6.500% due 09/25/2037 ^		1,751	631

Lehman XS Trust
4.829% due 06/25/2047 •		951	848

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		326	86

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~		1,074	590

Morgan Stanley Capital Trust
8.793% due 11/15/2034 ~		2,400	2,192

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		7	4

Residential Accredit Loans, Inc. Trust
4.623% due 12/26/2034 ^~		489	190
6.000% due 08/25/2036 ^		151	126

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		774	301
6.000% due 07/25/2037 ^		1,316	532
6.250% due 09/25/2037 ^		2,474	997

Residential Funding Mortgage Securities, Inc. Trust
4.709% due 09/25/2035 ~		442	292
4.875% due 08/25/2036 ^~		63	57

Structured Adjustable Rate Mortgage Loan Trust
3.694% due 01/25/2036 ^~		1,284	808
4.022% due 11/25/2036 ^~		1,116	936

SunTrust Adjustable Rate Mortgage Loan Trust
3.232% due 02/25/2037 ^~		79	68

WaMu Mortgage Pass-Through Certificates Trust
3.211% due 02/25/2037 ^~		266	239
3.342% due 05/25/2037 ^~		514	448
3.672% due 10/25/2036 ^~		389	335
3.864% due 07/25/2037 ^~		451	414

Total Non‑Agency Mortgage-Backed Securities (Cost $66,237)			59,406

ASSET-BACKED SECURITIES 7.4%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	503

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	$0
0.000% due 01/20/2031 ~		4,500	1,499

Argent Securities Trust
4.769% due 03/25/2036 ~		3,076	1,644

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,369

Bear Stearns Asset-Backed Securities Trust
4.529% due 10/25/2036 ^~		$1,997	2,884
6.500% due 10/25/2036 ^		333	180

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		180,259	1,331

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	551
0.000% due 10/22/2031 ~		1,500	315

Citigroup Mortgage Loan Trust
4.539% due 12/25/2036 ~		11,554	4,832
4.549% due 12/25/2036 ~		1,328	749

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	709	223

Fremont Home Loan Trust
4.539% due 01/25/2037 ~		$11,513	5,259

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	94

Home Equity Mortgage Loan Asset-Backed Trust
4.549% due 07/25/2037 ~		$2,400	1,298

KKR CLO Ltd.
0.000% due 10/17/2031 ~		3,000	1,777

Lehman XS Trust
6.790% due 06/24/2046 þ		352	380

Magnetite Ltd.
0.000% due 01/15/2028 ~		5,650	1,576

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	574
0.000% due 03/15/2030 «(f)		6	209

Merrill Lynch Mortgage Investors Trust
4.336% due 04/25/2037 ~		376	188

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		412	195

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		1	811

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		4	1,368

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	433
0.000% due 10/15/2048 «(f)		1	324

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,400	446
0.000% due 07/25/2040 «(f)		21	256

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		1,758	240

South Coast Funding Ltd.
5.192% due 08/10/2038 •		11,442	899

Taberna Preferred Funding Ltd.
4.218% due 07/05/2035 ~		1,368	1,247
4.892% due 12/05/2036 •		4,561	4,025
4.912% due 08/05/2036 •		278	248
4.912% due 08/05/2036 ^~		5,488	4,898

Total Asset-Backed Securities (Cost $79,310)			42,825

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		3,626	839
1.000% due 07/09/2029		683	183
1.400% due 03/25/2023	ARS	253,793	771
1.500% due 07/09/2035 þ		$3,741	847
1.500% due 07/09/2046 þ		115	30
3.500% due 07/09/2041 þ		5,512	1,580
3.875% due 01/09/2038 þ		11,605	3,695
15.500% due 10/17/2026	ARS	61,630	48

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$500	194
7.875% due 02/11/2035 ^(c)		600	218

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 03/11/2061 ^(c)		$200	$71

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	363,012	1,001

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	1,205	240

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	2
9.250% due 09/15/2027 ^(c)		315	30

Total Sovereign Issues (Cost $23,436)			9,749

		SHARES
COMMON STOCKS 4.8%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)		549,096	577

iHeartMedia, Inc. ‘A’ (d)		129,909	796

iHeartMedia, Inc. ‘B’ «(d)		100,822	556

			1,929

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA		258,261	78

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(k)		2,048	72

Noble Corp. PLC (d)		13,839	522

			594

FINANCIALS 1.4%

Banca Monte dei Paschi di Siena SpA (d)		1,043,000	2,149

Intelsat SA «(d)(k)		233,192	5,596

			7,745

INDUSTRIALS 3.0%

Neiman Marcus Group Ltd. LLC «(d)(k)		82,915	14,598

Syniverse Holdings, Inc. «(k)		2,129,109	2,046

Voyager Aviation Holdings LLC «(d)		1,155	0

Westmoreland Mining Holdings «(d)(k)		53,248	399

			17,043

Total Common Stocks (Cost $32,640)			27,389

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		24,544	166

Total Rights (Cost $0)			166

WARRANTS 2.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «		401	1

Intelsat Jackson Holdings SA‑Exp. 12/05/2025 «		24,408	183

			184

INFORMATION TECHNOLOGY 2.0%

Windstream Holdings LLC - Exp. 9/21/2055 «		565,698	11,452

Total Warrants (Cost $10,079)			11,636

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.5%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,800,000	$1,009

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70,000	63

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)		1,000,000	930

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)		12,110,000	12,467

			14,469

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC «		6,929	1,859

Total Preferred Securities (Cost $21,698)			16,328

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.		6,516	150

Uniti Group, Inc.		274,273	1,517

VICI Properties, Inc.		89,142	2,888

Total Real Estate Investment Trusts (Cost $2,373)			4,555

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.9%

REPURCHASE AGREEMENTS (l) 16.8%

			96,917

SHORT-TERM NOTES 2.5%

Federal Home Loan Bank
4.320% due 01/06/2023 •		$3,000	3,000
4.340% due 02/10/2023 •(o)		5,600	5,600
4.345% due 02/23/2023 •		5,600	5,600

			14,200

ARGENTINA TREASURY BILLS 0.0%
18.499% due 05/19/2023 (f)(g)(h)	ARS	63,616	193

U.S. TREASURY BILLS 0.6%
3.783% due 01/05/2023 - 03/02/2023 (e)(f)(q)		$3,163	3,153

Total Short-Term Instruments (Cost $114,495)			114,463

Total Investments in Securities (Cost $949,134)			789,643

Total Investments 137.2% (Cost $949,134)			$789,643

Financial Derivative Instruments (n)(p) (0.2)% (Cost or Premiums, net $2,491)			(1,549)

Auction-Rate Preferred Shares (15.2)%			(87,425)

Other Assets and Liabilities, net (21.8)%			(125,213)

Net Assets Applicable to Common Shareholders 100.0%			$575,456

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	75

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$30	$72	0.01%
Intelsat SA	06/19/2017 ‑ 02/23/2022	16,395	5,596	0.97
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	14,598	2.54
Syniverse Holdings, Inc.	05/12/2022 -11/30/2022	2,089	2,046	0.36
Westmoreland Mining Holdings	12/08/2014 -10/19/2016	1,535	399	0.07

		$22,768	$22,711	3.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,317	U.S. Treasury Bills 0.000% due 06/29/2023	$(1,343)	$1,317	$1,317
MBC	4.320	12/30/2022	01/03/2023	95,600	U.S. Treasury Bills 0.000% due 01/05/2023	(97,924)	95,600	95,646

Total Repurchase Agreements						$(99,267)	$96,917	$96,963

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.760%	11/16/2022	01/10/2023	$	(3,368)	$(3,385)
	3.760	11/17/2022	01/10/2023		(1,367)	(1,373)
BPS	0.000	11/15/2022	01/27/2023		(1,027)	(1,027)
	0.000	11/15/2022	02/13/2023		(522)	(522)
	3.760	08/12/2022	02/13/2023		(1,336)	(1,356)
	3.760	08/26/2022	02/13/2023		(2,865)	(2,904)
	3.760	08/30/2022	02/13/2023		(302)	(306)
	3.760	08/31/2022	02/13/2023		(1,170)	(1,185)

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.760%	09/09/2022	02/13/2023		$	(598)	$(605)
	4.600	10/26/2022	01/19/2023			(3,765)	(3,798)
	4.600	11/15/2022	01/19/2023			(1,077)	(1,083)
	4.600	12/05/2022	03/23/2023			(4,267)	(4,283)
	4.620	09/23/2022	03/23/2023			(2,034)	(2,061)
	4.720	10/27/2022	01/30/2023			(1,715)	(1,730)
	4.720	12/12/2022	01/30/2023			(617)	(618)
	4.720	12/14/2022	01/30/2023			(1,018)	(1,021)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(530)	(568)
BYR	4.950	09/26/2022	03/24/2023		$	(5,102)	(5,143)
	4.950	09/30/2022	03/24/2023			(1,809)	(1,826)
	4.960	10/06/2022	04/03/2023			(2,172)	(2,192)
CDC	3.270	08/04/2022	01/09/2023			(2,864)	(2,903)
	3.270	08/18/2022	01/09/2023			(1,192)	(1,207)
	3.270	09/14/2022	01/09/2023			(313)	(316)
	3.270	09/21/2022	01/09/2023			(1,666)	(1,682)
	3.270	10/20/2022	01/09/2023			(254)	(256)
	3.990	09/06/2022	03/03/2023			(4,296)	(4,353)
	3.990	11/09/2022	03/03/2023			(630)	(634)
	4.450	10/14/2022	02/13/2023			(467)	(472)
	4.450	10/31/2022	01/30/2023			(2,489)	(2,509)
	4.450	11/07/2022	02/13/2023			(687)	(692)
	4.450	11/14/2022	01/30/2023			(1,287)	(1,295)
	4.620	10/14/2022	02/13/2023			(7,376)	(7,452)
	4.620	11/07/2022	02/13/2023			(1,543)	(1,554)
	4.620	12/22/2022	02/13/2023			(1,991)	(1,994)
	4.680	11/14/2022	02/13/2023			(963)	(969)
	4.730	10/31/2022	01/30/2023			(10,428)	(10,516)
	4.760	10/07/2022	04/05/2023			(781)	(791)
	4.850	10/11/2022	04/06/2023			(152)	(154)
	4.860	11/07/2022	02/07/2023			(7,662)	(7,721)
IND	0.000	11/08/2022	01/31/2023			(1,045)	(1,045)
	0.000	11/08/2022	04/10/2023			(563)	(563)
	4.530	10/28/2022	01/31/2023			(4,290)	(4,326)
	4.720	10/28/2022	01/31/2023			(7,059)	(7,121)
	5.000	11/07/2022	03/07/2023			(1,503)	(1,515)
JML	1.500	09/14/2022	TBD	(3)	EUR	(536)	(574)
	2.050	09/14/2022	TBD	(3)		(2,073)	(2,224)
	2.070	09/14/2022	TBD	(3)		(1,017)	(1,091)
MBC	2.050	11/02/2022	TBD	(3)		(5,423)	(5,820)
MEI	3.860	10/05/2022	02/28/2023		$	(4,764)	(4,810)
	3.860	10/11/2022	02/28/2023			(236)	(238)
	3.860	10/17/2022	02/28/2023			(804)	(811)
	4.700	11/04/2022	02/13/2023			(177)	(178)
	4.700	11/15/2022	02/13/2023			(695)	(700)
	4.770	12/15/2022	01/27/2023			(3,433)	(3,442)
RDR	4.260	10/06/2022	02/03/2023			(1,636)	(1,653)
	4.430	10/26/2022	01/30/2023			(1,056)	(1,065)
	4.700	11/10/2022	02/10/2023			(546)	(550)
SOG	3.980	10/14/2022	01/12/2023			(1,028)	(1,037)
	4.360	09/30/2022	01/30/2023			(1,085)	(1,098)
	4.390	11/16/2022	01/27/2023			(1,532)	(1,541)
	4.450	10/26/2022	02/06/2023			(761)	(767)
	4.450	11/02/2022	02/06/2023			(559)	(563)
	4.640	10/14/2022	02/14/2023			(1,642)	(1,659)
	4.660	10/25/2022	01/25/2023			(1,162)	(1,172)
	4.660	10/26/2022	01/25/2023			(696)	(702)
	4.660	11/29/2022	01/25/2023			(1,575)	(1,582)
	4.760	10/17/2022	02/17/2023			(1,071)	(1,082)
	4.790	11/02/2022	02/02/2023			(5,500)	(5,546)
	4.790	11/04/2022	02/02/2023			(1,467)	(1,479)
	4.790	11/29/2022	02/02/2023			(539)	(542)
	4.820	12/23/2022	02/22/2023			(715)	(716)
	4.830	11/04/2022	02/06/2023			(368)	(371)
	4.900	10/12/2022	04/12/2023			(1,317)	(1,332)
	4.900	11/04/2022	04/12/2023			(721)	(727)

Total Reverse Repurchase Agreements							$(144,098)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	77

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(4,758)	$0	$(4,758)	$4,788	$30
BPS	0	(22,499)	0	(22,499)	26,492	3,993
BRC	0	(568)	0	(568)	547	(21)
BYR	0	(9,161)	0	(9,161)	11,305	2,144
CDC	0	(47,470)	0	(47,470)	54,350	6,880
FICC	1,317	0	0	1,317	(1,343)	(26)
IND	0	(14,570)	0	(14,570)	16,586	2,016
JML	0	(3,889)	0	(3,889)	3,798	(91)
MBC	95,646	(5,820)	0	89,826	(91,465)	(1,639)
MEI	0	(10,179)	0	(10,179)	12,675	2,496
RDR	0	(3,268)	0	(3,268)	3,234	(34)
SOG	0	(21,916)	0	(21,916)	25,549	3,633

Total Borrowings and Other Financing Transactions	$96,963	$(144,098)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(46,359)	$(81,704)	$(15,245)	$(143,308)
Preferred Securities	0	0	0	(790)	(790)

Total Borrowings	$0	$(46,359)	$(81,704)	$(16,035)	$(144,098)

Payable for reverse repurchase agreements					$(144,098)

(m)	Securities with an aggregate market value of $170,515 and cash of $580 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(164,698) at a weighted average interest rate of 2.825%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$	5,400	$(175)	$364	$189	$0	$(12)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.780		1,600	(7)	75	68	(1)	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		1,300	(38)	76	38	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		3,100	328	(110)	218	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR	700	49	(138)	(89)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896		1,000	39	(188)	(149)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		8,500	(929)	494	(435)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		2,900	(220)	(59)	(279)	0	(3)

							$(953)	$514	$(439)	$2	$(16)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2032	GBP	8,700	$845	$1,730	$2,575	$6	$0
Receive(5)	1‑Day GBP‑SONIO Compounded‑OIS	2.000	Annual	03/15/2033		4,600	512	272	784	3	0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		2,300	171	1,208	1,379	4	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024		$24,600	(2)	368	366	13	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		12,500	1	184	185	4	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		2,000	1	47	48	2	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		106,500	(10,975)	565	(10,410)	48	0
Pay	3‑Month USD‑LIBOR	2.750	Semi‑Annual	06/17/2025		149,020	9,092	(15,341)	(6,249)	0	(220)
Pay	3‑Month USD‑LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(3,001)	(1,734)	0	(44)
Receive	3‑Month USD‑LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	853	853	11	0
Pay	3‑Month USD‑LIBOR	1.550	Semi‑Annual	01/20/2027		35,800	(124)	(3,348)	(3,472)	0	(48)
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	569	569	8	0
Pay	3‑Month USD‑LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(75)	(1,985)	(2,060)	0	(32)
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	910	910	14	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/17/2027		35,800	(135)	(3,115)	(3,250)	0	(54)
Pay	3‑Month USD‑LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(3,734)	(3,391)	0	(84)
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	3,794	3,794	55	0
Receive	3‑Month USD‑LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	4,244	4,244	62	0
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	(8,705)	(4,030)	0	(162)
Receive	3‑Month USD‑LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	552	552	6	0
Receive	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	5,424	8,564	71	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	7,150	6,507	78	0
Pay	3‑Month USD‑LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	1,082	(5,491)	150	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	392	382	7	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	6,759	6,710	99	0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	6,584	6,499	106	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	1,377	1,359	31	0
Receive	3‑Month USD‑LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	754	987	11	0
Receive	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	59,930	61,335	0	(239)
Pay	6‑Month AUD‑BBR‑BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(292)	(91)	0	(1)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,790	1,942	31	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		9,600	902	1,654	2,556	46	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		8,900	21	265	286	12	0
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28‑Day MXN‑TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$4,272	$68,936	$73,208	$878	$(884)

Total Swap Agreements							$3,319	$69,450	$72,769	$880	$(900)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$880	$880	$0	$0	$(900)	$(900)

(o)
Securities with an aggregate market value of $1,765 and cash of $25,253 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	79

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2023	CHF	1,858		$1,963	$0	$(57)
	05/2023	PEN	1,254		317	0	(10)

BPS	01/2023		$422	EUR	396	2	0

BRC	02/2023	CHF	955		$1,018	0	(19)

CBK	01/2023	PEN	6,140		1,529	0	(85)
	01/2023		$352	EUR	331	3	0
	02/2023	BRL	6,516		$1,207	0	(20)
	03/2023	PEN	1,942		503	0	(6)
	05/2023		1,483		374	0	(12)

GLM	03/2023	MXN	1,336		65	0	(3)
	05/2023		$2,604	PEN	10,447	119	0

JPM	02/2023		279	MXN	5,716	12	0

MBC	01/2023	EUR	63,713		$66,784	0	(1,446)
	01/2023	GBP	1,200		1,462	11	0
	02/2023	CAD	1,307		986	21	0

RBC	03/2023	MXN	23		1	0	0

Total Forward Foreign Currency Contracts						$168	$(1,658)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.522%	$		1,000	$(195)	$185	$0	$(10)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522			1,400	(278)	265	0	(13)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.522			1,700	(353)	337	0	(16)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	4.967		EUR	100	(2)	2	0	0

Total Swap Agreements									$(828)	$789	$0	$(39)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(67)	$0	$0	$(67)	$(67)	$48	$(19)
BPS	2	0	0	2	0	0	(10)	(10)	(8)	11	3
BRC	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
CBK	3	0	0	3	(123)	0	0	(123)	(120)	0	(120)
GLM	119	0	0	119	(3)	0	0	(3)	116	0	116
GST	0	0	0	0	0	0	(13)	(13)	(13)	117	104
HUS	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
JPM	12	0	0	12	0	0	0	0	12	0	12
MBC	32	0	0	32	(1,446)	0	0	(1,446)	(1,414)	1,082	(332)

Total Over the Counter	$168	$0	$0	$168	$(1,658)	$0	$(39)	$(1,697)

(q)
Securities with an aggregate market value of $1,257 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$878	$880

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$168	$0	$168

	$0	$2	$0	$168	$878	$1,048

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$884	$900

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,658	$0	$1,658
Swap Agreements	0	39	0	0	0	39

	$0	$39	$0	$1,658	$0	$1,697

	$0	$55	$0	$1,658	$884	$2,597

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$420	$0	$0	$5,083	$5,503

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,938	$0	$3,938
Swap Agreements	0	87	0	0	0	87

	$0	$87	$0	$3,938	$0	$4,025

	$0	$507	$0	$3,938	$5,083	$9,528

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,624	$0	$0	$(3,592)	$(1,968)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,065)	$0	$(4,065)
Swap Agreements	0	73	0	0	0	73

	$0	$73	$0	$(4,065)	$0	$(3,992)

	$0	$1,697	$0	$(4,065)	$(3,592)	$(5,960)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	81

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$164,533	$30,324	$194,857
Corporate Bonds & Notes
Banking & Finance	0	65,208	0	65,208
Industrials	0	177,135	0	177,135
Utilities	0	42,095	0	42,095
Convertible Bonds & Notes
Industrials	0	2,139	0	2,139
Municipal Bonds & Notes
Illinois	0	57	0	57
Ohio	0	4,955	0	4,955
Puerto Rico	0	2,405	0	2,405
West Virginia	0	3,403	0	3,403
U.S. Government Agencies	0	5,859	5,013	10,872
Non‑Agency Mortgage-Backed Securities	0	59,406	0	59,406
Asset-Backed Securities	0	38,610	4,215	42,825
Sovereign Issues	0	9,749	0	9,749
Common Stocks
Communication Services	1,373	0	556	1,929
Consumer Staples	78	0	0	78
Energy	522	0	72	594
Financials	2,149	0	5,596	7,745
Industrials	0	0	17,043	17,043
Rights
Financials	0	0	166	166
Warrants
Financials	0	0	184	184
Information Technology	0	0	11,452	11,452

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Preferred Securities
Banking & Finance	$0	$14,469	$0	$14,469
Industrials	0	0	1,859	1,859
Real Estate Investment Trusts
Real Estate	4,555	0	0	4,555
Short-Term Instruments
Repurchase Agreements	0	96,917	0	96,917
Short-Term Notes	0	14,200	0	14,200
Argentina Treasury Bills	0	193	0	193
U.S. Treasury Bills	0	3,153	0	3,153

Total Investments	$8,677	$704,486	$76,480	$789,643

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	880	0	880
Over the counter	0	168	0	168

	$0	$1,048	$0	$1,048

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(900)	0	(900)
Over the counter	0	(1,697)	0	(1,697)

	$0	$(2,597)	$0	$(2,597)

Total Financial Derivative Instruments	$0	$(1,549)	$0	$(1,549)

Totals	$8,677	$702,937	$76,480	$788,094

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$39,148	$18,851	$(5,466)	$(54)	$85	$(2,071)	$12,218	$(32,387)	$30,324	$286
Corporate Bonds & Notes
Industrials	34,383	569	0	61	0	(1,872)	0	(33,141)	0	0
U.S. Government Agencies	5,030	0	(62)	11	21	13	0	0	5,013	10
Asset-Backed Securities	5,798	0	(474)	14	(1,307)	184	0	0	4,215	(1,116)
Common Stocks
Communication Services	716	0	0	0	0	(160)	0	0	556	(160)
Energy	30	0	0	0	0	42	0	0	72	41
Financials	6,529	0	0	0	0	(933)	0	0	5,596	(933)
Industrials	16,285	136	0	0	0	622	0	0	17,043	622
Materials	27	0	(29)	0	29	(27)	0	0	0	0
Rights
Financials	117	0	0	0	0	49	0	0	166	49
Warrants
Financials	123	0	0	0	0	61	0	0	184	61
Industrials	490	0	(99)	0	99	(490)	0	0	0	0
Information Technology	12,063	0	0	0	0	(611)	0	0	11,452	(611)
Preferred Securities
Industrials	31,984	0	(36,612)	0	20,354	(13,867)	0	0	1,859	(235)

Totals	$152,723	$19,556	$(42,742)	$32	$19,281	$(19,060)	$12,218	$(65,528)	$76,480	$(1,986)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,179	Discounted Cash Flow	Discount Spread		9.080	—
	5,781	Proxy Pricing	Base Price		95.286	—
	18,364	Third Party Vendor	Broker Quote		35.000-87.500	68.865
U.S. Government Agencies	5,013	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	4,215	Discounted Cash Flow	Discount Rate		10.000-20.000	15.614
Common Stocks
Communication Services	556	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Energy	72	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Financials	5,596	Indicative Market Quotation	Price		$24.000	—
Industrials	14,598	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	2,046	Discounted Cash Flow	Discount Rate		11.590	—
	399	Indicative Market Quotation	Price		$7.500	—
Rights
Financials	166	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	1	Indicative Market Quotation	Price		$2.000-3.500	3.200
	183	Other Valuation Techniques(2)	—		—	—
Information Technology	11,452	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	1,859	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/ %	0.370/24.820	—

Total	$76,480

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	83

Notes to Financial Statements

1. ORGANIZATION
PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed‑end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004
Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex‑dividend date, except certain dividends from foreign securities where the ex‑dividend date may have passed, which are recorded as soon as a Fund is informed of the ex‑dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.
Debt obligations may be placed on non‑accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non‑accrual status when the issuer resumes interest payments or when collectability of interest is probable.
(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

84	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency
Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax‑exempt interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non‑U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid‑in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax‑related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	85

Notes to Financial Statements	(Cont.)

Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020‑04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020‑04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022‑06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.
In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value‑at‑risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.
In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8,
2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.
In June 2022, the FASB issued ASU 2022‑03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022‑03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022‑03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.
In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18‑month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.
On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Funds may determine.

86	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non‑U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non‑U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a‑5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a‑5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic and foreign (non‑U.S.) fixed income securities, non‑exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open‑end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.
If a foreign (non‑U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non‑U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non‑U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non‑U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non‑U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	87

Notes to Financial Statements	(Cont.)

holds foreign (non‑U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.
(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.
Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.
(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:
Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Investments in registered open‑end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open‑end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non‑U.S. bonds are normally valued on the basis of quotes obtained

88	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.
Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.
Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.
Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.
When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.
Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.
In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set‑off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities

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risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.
Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.
The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B‑Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.
Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.
Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre‑paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non‑governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases,

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computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.
Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel‑pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel‑pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel‑pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non‑PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre‑determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).
Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a

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monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Payment In‑Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.
Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.
Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.
Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA‑eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an

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asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.
(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)
subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre‑determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri‑party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.
(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre‑determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.
6. FINANCIAL DERIVATIVE INSTRUMENTS
The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these

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instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.
PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.
(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.
(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.
For purposes of a Fund’s investment policy adopted pursuant to Rule 35d‑1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus.

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Notes to Financial Statements	(Cont.)

In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.
A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.
To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.
Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either
(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest‑to‑deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).
Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest‑to‑deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

96	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.
Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.
7. PRINCIPAL AND OTHER RISKS
(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

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Notes to Financial Statements	(Cont.)

See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Fund’s annual report dated June 30, 2022.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Asset Allocation Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Risk of Investing in China	—	—	X	—	—

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk	—	—	X	—	—

Collateralized Loan Obligations Risk	X	X	—	X	X

Confidential Information Access Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

“Covenant-lite” Obligations Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Currency Risk	X	X	X	X	X

Cyber Security Risk	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Distribution Rate Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

Focused Investment Risk	—	X	X	X	X

Foreign (Non‑U.S.) Investment Risk	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Market Discount Risk	X	X	X	X	X

Market Disruptions Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments Risk	X	X	X	X	X

Mortgage-Related Derivative Instruments Risk	—	—	X	—	—

Operational Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Platform Risk	—	—	X	—	—

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Privacy and Data Security Risk	—	X	X	—	—

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Real Estate Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

REIT Risk	—	—	X	—	—

Regulatory Changes Risk	X	X	X	X	X

Regulatory Risk — Commodity Pool Operator	X	X	X	X	X

98	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Regulatory Risk — London Interbank Offered Rate	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Risk Retention Investment Risk	—	—	X	—	—

Securities Lending Risk	—	X	X	—	—

Senior Debt Risk	X	X	X	X	X

Short Exposure Risk	—	—	X	—	—

Smaller Company Risk	—	X	X	—	—

Sovereign Debt Risk	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”) Risk	—	—	X	—	—

Structured Investments Risk	X	X	X	X	X

Subprime Risk	X	X	X	X	X

Subsidiary Risk	—	—	X	—	—

Synthetic Convertible Securities Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk	X	X	X	X	X

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.
Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Risk of Investing in China  is the risk of investing in securities of companies domiciled in the People’s Republic of China (“China” or the
“PRC”), which may involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the
United States with respect to such matters as insider trading rules, tender offer regulations, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information.
Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk   is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Collateralized Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be

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Notes to Financial Statements	(Cont.)

adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non‑public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.
Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.
Counterparty Risk   is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding‑up, bankruptcy, or other analogous proceeding.
“Covenant-lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.
Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.
Currency Risk  is the risk that investments denominated in foreign (non‑U.S.) currencies or that trade in and receive revenues in, foreign (non‑U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non‑U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

100	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Debt Securities Risk  is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.
Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over‑the‑counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.
Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid.
The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.
Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non‑U.S.) investment risk.
Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Focused Investment Risk  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.
Foreign (Non‑U.S.) Investment Risk  is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements	(Cont.)

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.
Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation- indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.
Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.
Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.
In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.
There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.
To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.
Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Market Discount Risk  is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed‑end management investment companies frequently trade at a discount from their net asset value.
Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and

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epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.
Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.
Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.
Mortgage-Related Derivative Instruments Risk  is the risk associated with mortgage-related and other asset-backed instruments, privately- issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage- Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”
Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non‑existent secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under- collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after‑tax returns.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.
Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.
Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the

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disclosure of certain non‑public personal information about a consumer to non‑affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non‑affiliated third parties. Many states and a number of non‑U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non‑governmental issuers.
Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.
Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.
REIT Risk  is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income- producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.
Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Regulatory Risk — Commodity Pool Operator  is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator.
Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.
Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

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Risk Retention Investment Risk  is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Securities Lending Risk  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.
Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.
Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.
Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over‑the‑counter market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.
Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’

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investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.
Synthetic Convertible Securities Risk  is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.
Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default.
Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon Bond, Step‑Ups and Payment‑in‑Kind Securities Risk  is the risk presented by the market prices of zero‑coupon, step ups and payment‑in‑kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.
8. MASTER NETTING ARRANGEMENTS
A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre‑arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.
Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
9. FEES AND EXPENSES
(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

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Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)
Management fees calculated based on the Fund’s average weekly “total managed assets.” Total managed assets include total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so‑called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.
Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed‑end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed‑End Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund”, and PIMCO Managed Accounts Trust, an open‑end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.
The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.
10. RELATED PARTY TRANSACTIONS
The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as

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defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Corporate & Income Opportunity Fund	$19,171	$30,562	$(677)

PIMCO Corporate & Income Strategy Fund	$2,847	$2,421	$(32)

PIMCO High Income Fund	$5,702	$2,455	$(147)

PIMCO Income Strategy Fund	$1,963	$2,021	$4

PIMCO Income Strategy Fund II	$9,512	$9,195	$(83)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS
Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.
12. PURCHASES AND SALES OF SECURITIES
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a
Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$3,870	$0	$391,922	$526,068

PIMCO Corporate & Income Strategy Fund	0	0	115,091	154,393

PIMCO High Income Fund	909	909	134,817	163,663

PIMCO Income Strategy Fund	0	0	73,563	79,189

PIMCO Income Strategy Fund II	0	0	132,143	150,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING
Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).
As of the end of the reporting period, each Fund had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, each Fund may offer and sell Common Shares having an aggregate offering value of up to amounts shown in the table below. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.
Each Fund has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	109

Notes to Financial Statements	(Cont.)

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement (or its most recent prospectus supplement, if less than such registered amount) as of the end of the periods described below, as well as number of Common Shares sold and total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods, were as follows:

	PTY		PCN		PHK
	Six Months Ended 12/31/2022	Period from August 1, 2021 to June 30, 2022	Six Months Ended 12/31/2022	Period from August 1, 2021 to June 30, 2022	Six Months Ended 12/31/2022	Period from August 1, 2021 to June 30, 2022

Common Shares registered (aggregate $)	$600,000,000	$600,000,000	$200,000,000	$200,000,000	$200,000,000	$200,000,000

Common Shares sold	7,677,084	6,128,527	2,038,098	1,932,049	2,981,513	345,046

Offering proceeds (net of offering costs)	$98,900,098	$99,829,867	$26,348,048	$31,648,774	$14,912,162	$1,989,722

	PFL		PFN
	Six Months Ended 12/31/2022	Period from August 1, 2021 to June 30, 2022	Six Months Ended 12/31/2022	Period from August 1, 2021 to June 30, 2022

Common Shares registered (aggregate $)	$200,000,000	$200,000,000	$250,000,000	$250,000,000

Common Shares sold	1,133,535	925,313	1,663,729	1,258,596

Offering proceeds (net of offering costs)	$10,184,225	$9,700,744	$12,887,684	$12,151,886

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.
14. AUCTION-RATE PREFERRED SHARES
Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended December 31, 2022, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued Outstanding	High	Low	As of December 31, 2022
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	8.628%	3.102%	8.608%
Series T	1,596	8.668%	3.082%	8.668%
Series W	1,634	8.668%	3.122%	8.668%
Series TH	1,786	8.668%	3.142%	8.668%
Series F	1,742	8.608%	3.102%	8.608%
PIMCO Corporate & Income Strategy Fund
Series M	242	6.902%	2.482%	6.886%
Series T	180	6.934%	2.466%	6.934%
Series W	214	6.934%	2.498%	6.934%
Series TH	138	6.934%	2.514%	6.934%
Series F	167	6.886%	2.482%	6.886%
PIMCO High Income Fund
Series M	455	6.902%	2.482%	6.886%
Series T	526	6.934%	2.466%	6.934%
Series W	369	6.934%	2.498%	6.934%
Series TH	476	6.934%	2.514%	6.934%
Series F	496	6.886%	2.482%	6.886%
PIMCO Income Strategy Fund
Series T	698	8.716%	3.038%	8.676%
Series W	636	8.676%	3.058%	8.676%
Series TH	474	8.676%	3.068%	8.676%

110	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

Fund Name	Shares Issued Outstanding	High	Low	As of December 31, 2022
PIMCO Income Strategy Fund II
Series M	671	8.716%	3.048%	8.676%
Series T	855	8.716%	3.038%	8.676%
Series W	627	8.676%	3.058%	8.676%
Series TH	706	8.676%	3.068%	8.676%

Series F	638	8.676%	3.048%	8.676%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.
Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed‑end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.
Auction-Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid‑February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed‑end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7‑day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		160%	x	7‑day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7‑day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	200% 2.00%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	200% 2.00%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.
(3)	LIBOR Replacement Rate means prior business day’s SOFR rate plus the spread adjustment of 0.03839%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.
With respect to PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1‑week and 2‑month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1‑month, 3‑month, 6‑month and 12‑month) effective after June 30, 2023, the Funds’ Bylaws have been amended to provide that the maximum rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The amended Bylaws took effect on January 4, 2022 (the first auction date that would utilize a Reference Rate published in 2022).

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	111

Notes to Financial Statements	(Cont.)

There were no tender offers for the period ended December 31, 2022, and as such, the ARPS outstanding for each Fund as of December 31, 2022 remains consistent with those amounts presented in the Funds’ Annual Report to Shareholders dated June 30, 2022.
15. REGULATORY AND LITIGATION MATTERS
The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.
On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S. registered investment companies, including the Funds.
The foregoing speaks only as of the date of this report.
16. FEDERAL INCOME TAX MATTERS
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.
In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.
The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$181,890	$94,902

PIMCO Corporate & Income Strategy Fund	69,963	43,047

PIMCO High Income Fund	174,633	148,390

PIMCO Income Strategy Fund	41,093	28,060

PIMCO Income Strategy Fund II	95,427	43,143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Corporate & Income Opportunity Fund	$2,371,834	$269,514	$(544,142)	$ (274,628)

PIMCO Corporate & Income Strategy Fund	813,208	116,664	(200,339)	(83,675)

PIMCO High Income Fund	1,102,057	245,835	(369,788)	(123,953)

PIMCO Income Strategy Fund	501,971	79,441	(118,624)	(39,183)

PIMCO Income Strategy Fund II	951,956	142,645	(233,718)	(91,073)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

112	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

17. SUBSEQUENT EVENTS
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 03, 2023, the following distributions were declared to common shareholders payable February 1, 2023 to shareholders of record on January 13, 2023:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

On February 1, 2023, the following distributions were declared to common shareholders payable March 1, 2023 to shareholders of record on February 13, 2023:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	113

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CDI	Natixis Singapore	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CEW	Canadian Imperial Bank of Commerce World Markets	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	UBS	UBS Securities LLC

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee

AUD	Australian Dollar	CZK	Czech Koruna	JPY	Japanese Yen

BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso

CAD	Canadian Dollar	GBP	British Pound	NOK	Norwegian Krone

CHF	Swiss Franc	HUF	Hungarian Forint	PEN	Peruvian New Sol

CLP	Chilean Peso	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR001Y	1 Year EUR Swap Rate	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD‑LIBOR	SONIO	Sterling Overnight Interbank Average Rate

EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD‑LIBOR	US0003M	ICE 3‑Month USD LIBOR

EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD‑LIBOR

EUR006M	6 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment‑in‑Kind

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To‑Be‑Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To‑Be‑Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BRL‑CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28‑day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

114	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a‑1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099‑DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1188	$0.0000	$0.0000	$0.1188

August 2022	$0.1188	$0.0000	$0.0000	$0.1188

September 2022	$0.1188	$0.0000	$0.0000	$0.1188

October 2022	$0.1188	$0.0000	$0.0000	$0.1188

November 2022	$0.1188	$0.0000	$0.0000	$0.1188

December 2022	$0.1188	$0.0000	$0.0000	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1125	$0.0000	$0.0000	$0.1125

August 2022	$0.1125	$0.0000	$0.0000	$0.1125

September 2022	$0.1125	$0.0000	$0.0000	$0.1125

October 2022	$0.1125	$0.0000	$0.0000	$0.1125

November 2022	$0.1125	$0.0000	$0.0000	$0.1125

December 2022	$0.1125	$0.0000	$0.0000	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0480	$0.0000	$0.0000	$0.0480

August 2022	$0.0480	$0.0000	$0.0000	$0.0480

September 2022	$0.0480	$0.0000	$0.0000	$0.0480

October 2022	$0.0480	$0.0000	$0.0000	$0.0480

November 2022	$0.0480	$0.0000	$0.0000	$0.0480

December 2022	$0.0480	$0.0000	$0.0000	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0814	$0.0000	$0.0000	$0.0814

August 2022	$0.0814	$0.0000	$0.0000	$0.0814

September 2022	$0.0814	$0.0000	$0.0000	$0.0814

October 2022	$0.0814	$0.0000	$0.0000	$0.0814

November 2022	$0.0814	$0.0000	$0.0000	$0.0814

December 2022	$0.0814	$0.0000	$0.0000	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0718	$0.0000	$0.0000	$0.0718

August 2022	$0.0718	$0.0000	$0.0000	$0.0718

September 2022	$0.0718	$0.0000	$0.0000	$0.0718

October 2022	$0.0718	$0.0000	$0.0000	$0.0718

November 2022	$0.0687	$0.0000	$0.0031	$0.0718

December 2022	$0.0718	$0.0000	$0.0000	$0.0718

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	115

Investment Strategy Updates	(Unaudited)

The Board of Trustees of PIMCO High Income Fund approved removal of a non‑fundamental investment disclosure guideline governing the amount of leverage the Fund can maintain and related asset segregation and coverage requirements that are no longer applicable to the Fund, effective as of December 22, 2022. The Fund remains subject to other applicable leverage limitations under Section 18 of the 1940 Act and related rules.

116	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney to the Board as a Class I Trustee of PIMCO Corporate & Income Strategy Fund and PIMCO Income Strategy Fund and Class III Trustee of PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund and PIMCO Income Strategy Fund II.
Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	117

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares
Deustsche Bank Company Americas
1 Columbus Circle
New York, NY 10019

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4011SAR_123122

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023